SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A)

of the Securities Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement.

/ / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).

/ X / Definitive Proxy Statement.

/ / Definitive Additional Materials.

/ / Soliciting Material Pursuant to § 240.14a-12.

the calvert fund

calvert impact fund, inc.

calvert management series

calvert responsible index series, inc.

calvert social investment fund

calvert world values fund, inc.

calvert variable series, inc.

calvert variable products, inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /       No fee required.

/ /       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction

computed pursuant to Exchange Act Rule 0-11 (set forth the

amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

/ /       Fee paid previously with preliminary materials.

/ /       Check box if any part of the fee is offset as provided by Exchange Act Rule

0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Calvert Funds

1825 Connecticut Avenue NW, Suite 400

Washington, DC 20009

December 30, 2020

Dear Shareholder:

We cordially invite you to attend the joint special meeting of shareholders of the funds listed in Appendix A of the attached Proxy Statement (each, a “Fund” and, collectively, the “Funds”) scheduled to be held at the principal office of the Funds, 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009, on February 19, 2021 at 11:30 a.m. Eastern Time (the “Meeting”). The Meeting is being held to approve matters important to your Fund(s) relating to Morgan Stanley’s proposed acquisition of Eaton Vance Corp. (“EVC”) and its affiliates. EVC is the parent company of Calvert Research and Management (“CRM”). CRM serves as investment adviser to each Fund.

On October 7, 2020, EVC entered into a definitive agreement with Morgan Stanley, a leading global financial services firm providing a wide range of investment banking, securities, wealth management, and investment management services, pursuant to which Morgan Stanley will acquire EVC (the “Transaction”), subject to the completion or waiver of various conditions (the “Closing”). The Closing may be deemed to cause each Fund’s current investment advisory agreement with CRM and, with respect to certain Funds, each such Fund’s current investment sub-advisory agreement between CRM and Eaton Vance Advisers International Ltd., Atlanta Capital Management Company, LLC, Hermes Investment Management Limited, or Ameritas Investment Partners, Inc. (each a “Sub-Adviser”) to terminate in accordance with applicable law. In order to help ensure that each Fund’s investment program continues uninterrupted after the Closing, we are asking shareholders of each Fund to approve a new investment advisory agreement and, as applicable, a new investment sub-advisory agreement. Each Fund’s Board of Trustees or Board of Directors, as applicable (each, a “Board,” and collectively, the “Boards”), has approved its new agreement(s). It is important to note that the investment advisory fee rate(s) of the Funds under the new agreements will not change as a result of the Transaction, that the Transaction is not expected to result in any change in the investment objective(s) or investment strategies of the Funds or to the Funds’ commitment to responsible investing, if applicable, and that the portfolio managers for the Funds are expected to continue in such roles upon consummation of the Transaction.

As more fully described in the enclosed Proxy Statement, the purpose of the Meeting is to seek your vote on the following proposals relating to the Transaction: (i) the approval of a new investment advisory agreement with CRM and (ii) for certain Funds, the approval of a new investment sub-advisory agreement with the applicable Sub-Adviser.

The Boards have carefully considered each of these proposals and, as described more fully in the enclosed Proxy Statement, unanimously recommend that shareholders vote FOR each proposal. In particular, the Boards believe that approving the new investment advisory agreements with CRM and, as applicable, the new investment sub-advisory agreements with the Sub-Advisers, is in the best interests of the Funds.

We hope that you will be able to attend the Meeting. Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented. We urge you to mark, sign, date, and mail the enclosed proxy card/voting instruction form in the postage-paid envelope provided or to record your voting instructions by telephone or via the internet as soon as possible to ensure that your shares are represented at the Meeting.

Your vote is important to us. We appreciate your consideration of these important proposals. If you have questions about the proposals, please call our proxy information line at 877-225-6862 or contact your financial intermediary.

Sincerely yours,

/s/ John H. Streur

John H. Streur

President and Chief Executive Officer

Calvert Research and Management

*******

Table of Contents

Notice of Joint Special Meeting of Shareholders	1
Important Information for Owners of Variable Annuity or Life Insurance Contracts Invested in
Certain Funds	3
Proxy Statement	4
General Information	4
Questions and Answers	5
Proposal 1	8
Proposal 2	10
Further Information About Voting and the Joint Special Meeting	14
Information for Insurance Underlying Funds	15
Additional Meeting Information	16
Appendix A – Funds in this Proxy Statement	A-1
Appendix B – Investment Advisory Agreements: Compensation	B-1
Appendix C – Investment Sub-Advisory Agreements: Compensation	C-1
Appendix D – Expense Reimbursement Arrangements	D-1
Appendix E – Number of Shares Outstanding as of the Record Date	E-1
Appendix F – Form of New CRM Investment Advisory Agreement	F-1
Appendix G – Investment Advisory Agreements: Dates and Approvals	G-1
Appendix H – Board Considerations	H-1
Appendix I – Form of New EVAIL and Atlanta Capital Investment Sub-Advisory Agreements	I-1
Appendix J – Form of New Hermes Investment Sub-Advisory Agreement	J-1
Appendix K – Form of New AIP Investment Sub-Advisory Agreement	K-1
Appendix L – Investment Sub-Advisory Agreements: Dates and Approvals	L-1
Appendix M – Payments to CRM, the Sub-Advisers, or Affiliates	M-1
Appendix N – Fund Directors/Trustees and Officers	N-1
Appendix O – 5% Ownership	O-1
Appendix P – Ownership of Fund Management	P-1
Appendix Q – Affiliated Brokerage Commissions	Q-1

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on February 19, 2021

the calvert fund

calvert impact fund, inc.

calvert management series

calvert responsible index series, inc.

calvert social investment fund

calvert world values fund, inc.

calvert variable series, inc.

calvert variable products, inc.

The separate series of each trust and corporation listed above, as set forth on Appendix A to the enclosed Proxy Statement, are collectively referred to herein as the “Funds” and, each individually, a “Fund.”

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF THE FUNDS SCHEDULED TO BE HELD ON FEBRUARY 19, 2021: The notice of joint special meeting of shareholders, Proxy Statement, and the forms of proxy card/voting instruction form are available at https://www.proxy-direct.com/cal-31802.

To the shareholders of each Fund:

The joint special meeting of shareholders of your Fund(s) will be held on February 19, 2021 at 11:30 a.m., Eastern Time, at the principal office of the Funds, 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009 (the “Meeting”), to consider the following proposals (each, a “Proposal”), as more fully described in the accompanying Proxy Statement.

Proposals:

1.	Approval of a new investment advisory agreement for each Fund with Calvert Research and Management to continue to serve as the Fund’s investment adviser

2.	Approval of a new investment sub-advisory agreement for each Fund listed below

2A.	(Calvert International Equity Fund and Calvert International Opportunities Fund, each a series of Calvert World Values Fund, Inc.) Approval of a new investment sub-advisory agreement with Eaton Vance Advisers International Ltd. to continue to serve as the Fund’s investment sub-adviser

2B.	(Calvert Equity Fund, a series of Calvert Social Investment Fund) Approval of a new investment sub-advisory agreement with Atlanta Capital Management Company, LLC to continue to serve as the Fund’s investment sub-adviser

2C.	(Calvert Emerging Markets Equity Fund, a series of Calvert World Values Fund, Inc.) Approval of a new investment sub-advisory agreement with Hermes Investment Management Limited to continue to serve as the Fund’s investment sub-adviser

2D.	(Calvert VP S&P 500 Index Portfolio, Calvert VP S&P MidCap 400 Index Portfolio, Calvert VP Russell 2000 Small Cap Index Portfolio, Calvert VP Nasdaq 100 Index Portfolio, Calvert VP Investment Grade Bond Index Portfolio, Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio, and Calvert VP Volatility Managed Growth Portfolio, each a series of Calvert Variable Products, Inc.) Approval of a new investment sub-advisory agreement with Ameritas Investment Partners, Inc. to continue to serve as the Fund’s investment sub-adviser
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Shareholders at the Meeting also may consider and act upon such other matters as may properly come before the Meeting and any adjournments and postponements thereof. Holders of record of shares of the Funds at the close of business on December 22, 2020 who have voting power with respect to such shares are entitled to vote at the Meeting and at any adjournments or postponements thereof. As part of our effort to maintain a safe and healthy environment at the Meeting, the Funds and the Funds’ Boards of Trustees or Board of Directors, as applicable (each a “Board” and, collectively, the “Boards”), are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) and local authorities regarding the novel coronavirus disease, COVID-19. For that reason, the Boards reserve the right to reconsider the date, time, and/or means of convening the Meeting for one or more Funds.  Subject to any restrictions imposed by applicable law, the Boards may choose to conduct the Meeting of one or more Funds solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Boards choose to change the date, time, and/or means of convening the Meeting for a Fund, the Fund will publicly announce the decision to do so in advance, and details on how to participate will be filed with the U.S. Securities and Exchange Commission as additional proxy material.

This notice and the related proxy materials first are being mailed to shareholders on or about January 4, 2021. This proxy is being solicited on behalf of each Fund’s Board.

By Order of the Board,

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

We urge you to mark, sign, date, and mail the enclosed proxy card/voting instruction form in the postage-paid envelope provided or to record your voting instructions by telephone or via the internet so that your shares are represented at the Meeting.

December 30, 2020

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Important Information for Owners of Variable Annuity or Life Insurance Contracts Invested in Certain Funds

Shares of certain Funds are available to variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts or sub-accounts of certain life insurance companies (“Participating Insurance Companies”) and certain qualified plans. Shares of each Fund that is a series of Calvert Variable Products, Inc. or Calvert Variable Series, Inc. are offered exclusively to such Contracts. The Participating Insurance Companies own shares of these Funds (each an “Insurance Underlying Fund”) as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of an Insurance Underlying Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the U.S. Securities and Exchange Commission, each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares of an Insurance Underlying Fund held by it and the separate accounts on the proposals. The Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to the Insurance Underlying Fund. All persons entitled to direct the voting of shares of an Insurance Underlying Fund, whether or not they are shareholders, are described as voting for purposes of the Proxy Statement.

This document contains a Proxy Statement, Notice of a Joint Special Meeting of Shareholders, and a proxy card/voting instruction form. This document explains what you should know before voting on the proposals described herein. You can use your voting instruction form to instruct your insurance company how to vote on your behalf on these important issues relating to your investment in an Insurance Underlying Fund. If you complete and sign the voting instruction form (or instruct your insurance company by telephone or through the internet how to vote on your behalf), your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Boards’ recommendation on each Proposal applicable to your Insurance Underlying Fund. If you do not return your voting instruction form or record your voting instructions by telephone or through the internet, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Proxy Statement carefully and either fill out your voting instruction form and return it by mail or record your voting instructions by telephone or through the internet. Your prompt return of the enclosed voting instruction form (or providing voting instructions by telephone or through the internet) may save the necessity and expense of further solicitations.

If you have any questions, please call Computershare Fund Services (“Computershare”), your Insurance Underlying Fund’s proxy solicitor, at the special toll-free number we have set up for you, 877-225-6862, or contact your insurance company.

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PROXY STATEMENT

For the Joint Special Meeting of Shareholders

To be held on February 19, 2021

the calvert fund

calvert impact fund, inc.

calvert management series

calvert responsible index series, inc.

calvert social investment fund

calvert world values fund, inc.

calvert variable series, inc.

calvert variable products, inc.

The separate series of each trust and corporation listed above are collectively referred to herein as the “Funds” and, each individually, a “Fund.”

**********

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards of Trustees or Boards of Directors, as applicable (each, a “Board” and, collectively, the “Boards”), of your Fund(s) at a meeting to be held jointly at the principal office of the Funds, 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009, on February 19, 2021 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders of each Fund will be asked to approve a new investment advisory agreement with Calvert Research and Management (“CRM”) and shareholders of certain Funds will also be asked to approve a new investment sub-advisory agreement (each, a “Proposal” and, collectively, the “Proposals”).

This Proxy Statement, along with the enclosed Notice of Joint Special Meeting of Shareholders and the accompanying proxy card/voting instruction form, is being mailed to shareholders beginning on or about January 4, 2021. It explains what you should know before voting on the Proposals described herein. Please read it carefully and keep it for future reference.

CRM provides investment advisory services to the Funds pursuant to an investment advisory agreement. In addition, certain Funds have investment sub-advisory relationships with Eaton Vance Advisers International Ltd. (“EVAIL”), Atlanta Capital Management Company, LLC (“Atlanta Capital”), Hermes Investment Management Limited (“Hermes”), or Ameritas Investment Partners, Inc. (“AIP”) (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”). Each of EVAIL and Atlanta Capital is an affiliate of CRM. For the purposes of this Proxy Statement, the term “investment sub-advisory agreement” is, unless otherwise noted, used to refer to agreements with any of the Sub-Advisers.

Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Growth Allocation Fund (each, an “Allocation Fund”) may invest in other Funds (“Underlying Funds”) in a fund-of-funds structure. When a shareholder of an Allocation Fund votes on Proposal 1 for that Allocation Fund, that vote will also constitute instructions for the Allocation Fund to vote in the same manner on each proposal for the Underlying Fund(s) in which it invests. Accordingly, for each applicable proposal brought before the Meeting, each Allocation Fund will vote its interests in the Underlying Fund(s) in the same proportion as the vote received by the Allocation Fund from its shareholders on its Proposal 1 and will vote interests in the Underlying Fund(s) for which no vote has been received with respect to its Proposal 1 in the same proportion as the interests for which it received votes. Because of this practice, a small number of shareholders could determine how an Allocation Fund votes with respect to an Underlying Fund if other shareholders fail to vote. Because each Underlying Fund has shareholders in addition to an Allocation Fund, it is possible that Proposal 1 may be approved by an Underlying Fund even if it is not approved by such Allocation Fund's shareholders.

It is important to note that implementation of the proposed investment advisory agreements and proposed investment sub-advisory agreements with respect to the Funds is subject to the closing of the Transaction (as defined below). Should the Transaction not be completed, none of the proposed agreements would be implemented regardless of how shareholders vote. Shareholders are not entitled to any appraisal rights or similar rights of dissenters in connection with any Proposal to be considered at the Meeting.

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Questions and Answers

Q: Why am I being asked to vote?

A: On October 7, 2020, Eaton Vance Corp. (“EVC”), the ultimate parent company of CRM, entered into a definitive agreement and plan of merger (the “Merger Agreement”) with Morgan Stanley pursuant to which Morgan Stanley will acquire EVC and its affiliates, including CRM (the “Transaction”). The closing of the Transaction is subject to the completion or waiver of various conditions, and is expected to close in the second quarter of 2021 (the “Closing”).

The Transaction is relevant to your Fund(s) because CRM serves as investment adviser to your Fund. In addition, certain Funds have investment sub-advisory relationships with EVAIL or Atlanta Capital, each of which is a subsidiary of EVC. Upon the Closing, each of CRM, EVAIL, and Atlanta Capital will become an indirect wholly-owned subsidiary of Morgan Stanley.

Upon the Closing, each Fund’s investment advisory agreement with CRM and, if applicable, investment sub-advisory agreement with its Sub-Adviser, may be deemed to automatically terminate. This is because the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as the Funds, requires investment advisory and investment sub-advisory agreements to terminate automatically in the event of an assignment of the agreement.

Each Fund’s Board unanimously recommends that you approve a new investment advisory agreement with CRM and, if applicable, a new investment sub-advisory agreement with the applicable Sub-Adviser, to ensure that these entities will serve as the Fund’s investment adviser and, if applicable, investment sub-adviser after the Closing. In connection with the Transaction, CRM proposed, and each Fund’s Board approved, certain updates to the provisions of its current investment advisory agreement with CRM and, if applicable, current investment sub-advisory agreement for each Fund. This Proxy Statement describes the Transaction, the new investment advisory agreement, and, if applicable, the new investment sub-advisory agreement for each Fund.

Q: How will the Transaction affect CRM and the Sub-Advisers?

A: Following the Closing, CRM is expected to operate as an indirect wholly-owned subsidiary of Morgan Stanley and is expected to retain its existing portfolio management and other key personnel who provide services to the Funds. Further, EVAIL and Atlanta Capital are each expected to (i) operate as an indirect wholly-owned subsidiary of Morgan Stanley and (ii) maintain their respective portfolio management and other key personnel who currently provide services to the Funds. The Transaction is not expected to affect Hermes or AIP.

Q: How will the Transaction potentially benefit my Fund?

A: It is expected that the Transaction will deliver long-term financial benefits for the Funds. The combined business of EVC and Morgan Stanley will offer a unique public and private market investment solution set to clients in the industry and is expected to have the resources to bring deep capital markets and value-added service excellence to EVC and its affiliates’ relationships. Approval of the new investment advisory and investment sub-advisory agreements will provide continuity of the investment program you selected through your investment in the Fund(s) and help to ensure that each Fund’s operations continue uninterrupted after the Closing.

Q: How does the proposed investment advisory agreement and proposed investment sub-advisory agreement, as applicable, differ from my Fund’s current investment advisory agreement and, as applicable, current investment sub-advisory agreement?

A: While certain provisions have been updated, the proposed investment advisory agreements with CRM are substantially similar to the current investment advisory agreements with CRM, and the proposed investment sub-advisory agreements with each Sub-Adviser are substantially similar to the current investment sub-advisory agreements with such Sub-Adviser. The services that your Fund(s) will receive under the new investment advisory agreement and, if applicable, new investment sub-advisory agreement are expected to be substantially similar to those it receives under the current investment advisory agreement and, if applicable, current investment sub-advisory agreement.

5

The material differences between (i) the provisions of the proposed investment advisory agreement and each Fund’s current investment advisory agreement and (ii) if applicable, the provisions of the proposed investment sub-advisory agreement and a Fund’s current investment sub-advisory agreement, are described in more detail within this Proxy Statement.

Q: Will my Fund’s contractual advisory and sub-advisory fee rates increase?

A: No. As shown in Appendix B, the investment advisory fee rates proposed for the Funds will remain the same as under their existing agreements. No Sub-Adviser will receive increased investment sub-advisory fees as a result of the Transaction, as shown in Appendix C. CRM has contractually agreed to reimburse certain Funds’ expenses for a specified period and will continue to do so following the Transaction, as set forth in Appendix D.

Q: Will the new investment advisory agreement and the new investment sub-advisory agreement result in any changes in the portfolio management, investment objective(s), or investment strategy of my Fund?

A: No. The new agreements are not expected to result in any changes to any Fund’s investment objective(s) or investment strategy. Further, the portfolio managers for each Fund are expected to continue in such roles after the Closing. Importantly, the Funds will, where applicable, continue to be managed in accordance with their responsible investing mandates.

Q: Will one Proposal pass if the other Proposal is not approved?

A: The Proposals are subject to the Closing. If the Closing does not occur, the Proposals will be deemed null and the Boards will consider whether other actions are warranted. Proposal 1 is not contingent on the approval of Proposal 2. Proposal 2, with respect to a particular Fund, is contingent upon approval of Proposal 1 by shareholders of that Fund. If the shareholders of a given Fund do not approve Proposal 1, Proposal 2 will be deemed null with respect to that Fund and the Board of that Fund will then consider whether other actions, if any, are warranted.

Q: Will the Transaction be completed if the Proposal(s) are not approved?

A: The Closing may take place even if shareholders of a Fund(s) do not approve the Proposal(s). If this should happen, the Board(s) of such Fund(s) would consider what additional actions to take, which could include continuing to solicit approval of a new investment advisory or new investment sub-advisory agreement. In addition, CRM could (and expects to) propose that the Board of each Fund approve an interim investment advisory agreement and, as applicable, an interim investment sub-advisory agreement to permit continuity of management while the proxy solicitation continues. The terms of the interim investment advisory and sub-advisory agreements would be identical to those of the current agreements except for term, termination, and escrow provisions required by applicable law.

Q: How does the Board recommend that shareholders of each Fund vote or submit voting instructions on the Proposals?

A: Each Board unanimously recommends that you vote FOR each Proposal applicable to your Fund(s).

Q: Who is asking for my vote and/or voting instructions?

A: The enclosed proxy card/voting instruction form is solicited by each Fund’s Board for use at the Meeting of each Fund to be held on February 19, 2021 and, if your Fund’s/Funds’ Meeting is adjourned or postponed, at any later meetings held, as permitted by such Fund’s/Funds’ organizational documents, for the purposes stated in the Notice of Joint Special Meeting provided herewith. The Notice of Joint Special Meeting, the proxy card/voting instruction form, and this Proxy Statement are expected to be mailed to shareholders beginning on or about January 4, 2021.

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Q: Who is eligible to vote?

A: Shareholders of record of each Fund at the close of business on December 22, 2020 (the “Record Date”) who have voting power with respect to such shares are entitled to be present and to vote and, as applicable, give instruction at the Meeting. Such Record Date shall apply to any adjourned or postponed meeting unless the Board fixes a new record date.

The number of voting securities of each Fund outstanding and entitled to vote on the Record Date is shown in Appendix E. Each whole share held by a shareholder having voting power with respect to such share is entitled to one vote, with fractional shares voting proportionately. Shares represented by your duly executed proxy card(s) will be voted in accordance with your instructions. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before your Fund’s Meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

Q: I am the owner of a variable life insurance policy or a variable annuity contract offered by my insurance company. I am not a shareholder of the Funds. Why am I being asked to vote on proposals for Fund shareholders?

A: You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a “Contract”) in certain Funds whose shares are available as an investment vehicle for Contracts. Although you receive the gains, losses, and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in these Funds. Thus, you are not the “shareholder” of the Funds; rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote the Fund shares corresponding to your investment through your Contract. It is your insurance company, as the shareholder, that will actually vote the shares that correspond to your investment (likely by executing a proxy card) once it receives instructions from you and other owners of Contracts.

This Proxy Statement is, therefore, used to solicit voting instructions from you and other owners of Contracts. All persons entitled to direct the voting of shares of a Fund, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement.

Q: How do I vote my shares?

A: You may vote your shares in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed proxy card(s) and follow the directions.

•	By internet: Access the website address printed on the enclosed proxy card(s) and follow the directions on the website.

•	By mail: Complete, sign, and date the proxy card(s) you received and return in the self-addressed, postage-paid envelope.

•	At the Meeting: Vote your shares at the Meeting scheduled to be held at the principal office of the Funds, 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009, on February 19, 2021 at 11:30 a.m. Eastern Time.

Q: Is my Fund paying for the Transaction or this proxy solicitation?

A: No. The Funds will not bear any portion of the costs associated with the Transaction. All costs of this Proxy Statement and the Meeting, including proxy solicitation costs, legal fees, and the costs of printing and mailing this Proxy Statement, will be borne by EVC.

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Proposal 1

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

Each Board has unanimously approved, and recommends that shareholders of each Fund approve, a new investment advisory agreement between the Fund and CRM.

Proposal 1:	Approval of a New Investment Advisory Agreement with CRM

It is proposed that CRM continue to serve as investment adviser to each Fund pursuant to a new investment advisory agreement between each such Fund and CRM.

The form of the proposed investment advisory agreement with CRM is attached as Appendix F. You should refer to Appendix F for the complete text of the form of the proposed investment advisory agreement for each Fund.

Comparison of Proposed New Investment Advisory Agreements with Current Investment Advisory Agreements

In connection with the approval of new investment advisory agreements, CRM proposed, and each Board approved, certain changes to the provisions of the current investment advisory agreements for those Funds in order to standardize, clarify, and modernize the terms of the agreements. The Boards believe that this standardization will benefit shareholders by making the administration of the Funds’ investment advisory agreements more efficient.

The terms of the proposed investment advisory agreements, and material differences between the proposed investment advisory agreements and the current investment advisory agreements, are described generally below. Differences in language, stylistic changes, and changes to provisions that would not result in a change to a reasonable substantive interpretation of an agreement are not included in the below description; however, the complete text of the form of the proposed investment advisory agreement with CRM is attached as Appendix F. The date of each Fund’s current investment advisory agreement, the date on which it was last approved by shareholders, and the date on which its continuance was last approved by the relevant Board is set forth in Appendix G.

Fees. No Fund will experience increased advisory fee rates as a result of the Transaction. The contractual advisory fee rates for each Fund under the proposed investment advisory agreements with CRM will be the same as the contractual rate of fees currently payable to CRM under the current investment advisory agreements. The fee schedules to the current and proposed investment advisory agreements for each Fund are described in Appendix B.

Investment Advisory Services. The current and proposed investment advisory agreements contain the same terms relating to the retention of CRM to act as investment adviser for, and to manage the investment and reinvestment of the assets of, each Fund. In pursuit of the foregoing, CRM shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of, or exchanged and what portion of a Fund’s assets shall be held uninvested, subject always to the applicable restrictions of the relevant Fund’s organizational documents and registration statement, including, where applicable, responsible investment criteria.

Best Execution. The proposed investment advisory agreements provide that CRM shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Fund and describe considerations for CRM’s selection of brokers and dealers, including soft dollar considerations, which are subject to policies and procedures adopted by the Board. This concept is included in the current investment advisory agreements for the Funds through adherence to the policies and procedures adopted by the Board and federal securities laws. While no change in practice is expected, this provision was updated in the proposed investment advisory agreements to more closely reflect statutory requirements relating to the payment of brokerage commission rates for investment transactions.

While the current investment advisory agreements for the Funds provide that CRM shall place purchase and sale orders either directly with the issuer or with brokers or dealers, the proposed investment advisory agreements provide that CRM may also place such orders with futures commission merchants, or other market participants selected by CRM. The language in the proposed investment advisory agreements reflects the different types of investments in which a Fund may transact.

8

Limitation of Liability. Both the current and proposed investment advisory agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, CRM shall not be subject to liability to a Fund or to any shareholder of the Fund for any act or omission in connection with rendering services under the agreement or for any losses that may be sustained in the acquisition, holding, or disposition of any security or other investment.

Non-Exclusive Services. The proposed investment advisory agreements clarify that the services of CRM to a Fund are not exclusive and contemplate that CRM may provide investment advice to other funds and accounts that may differ from or conflict with the advice provided to the Fund.

Amendments. The proposed investment advisory agreements clarify that the agreements may be amended by a writing signed by both parties so long as the amendment is approved in a manner consistent with the requirements of the 1940 Act.

Governing Law and Legal Requirements. Both the current and proposed investment advisory agreements are governed by the laws of the Commonwealth of Massachusetts. The proposed investment advisory agreements refer to certain requirements under the 1940 Act and provide that these requirements will be deemed to reflect the effect of any modification or interpretation by any applicable order, rule, regulation, or interpretive release of the U.S. Securities and Exchange Commission (“SEC”) or guidance issued by the staff thereof.

Description of the Transaction

The Merger Agreement was unanimously approved by the Board of Directors of each of Morgan Stanley and EVC. The Closing is subject to the completion or waiver of customary closing conditions and is expected to close in the second quarter of 2021. Upon the Closing, CRM, EVAIL, and Atlanta Capital will become indirect wholly-owned subsidiaries of Morgan Stanley.

Board Considerations

At a meeting held on December 8, 2020, the Board of each Fund, including a majority of the Trustees or Directors who are not “interested persons” of CRM or the Fund (the “Independent Board Members”), voted to approve a new investment advisory agreement between the Fund and CRM. Prior to and during meetings leading up to the meeting held on December 8, 2020, each Board reviewed and discussed information furnished by CRM and Morgan Stanley, as requested by the Independent Board Members, that the Board considered reasonably necessary to evaluate the terms of the new investment advisory agreement and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of the Transaction on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, each Board also considered information furnished for prior meetings of the Boards, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in March 2020. The Board of each Fund, including the Independent Board Members, concluded that the new investment advisory agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the new investment advisory agreement and to recommend that shareholders do so as well. Each Board’s considerations are described in more detail in Appendix H.

Required Vote and Related Matters

Required Vote. Approval of each Fund’s proposed investment advisory agreement requires the affirmative vote of “a majority of the outstanding voting securities” of the Fund, defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting if the holders of more than 50% of outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (“1940 Act Majority”), provided the applicable quorum, as described below under “Further Information About Voting and the Joint Special Meeting – Quorum and Methods of Tabulation,” has been satisfied.

Variable Contract Voting. Shares of certain Funds are available as investment vehicles for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts or sub-accounts of certain life insurance companies (“Participating Insurance Companies”). Shares of each Fund that is a series of Calvert Variable Products, Inc. or Calvert Variable Series, Inc. are offered exclusively to such Contracts. The Participating Insurance Companies are the shareholders of record of these Funds (each an “Insurance Underlying Fund”). Each

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Participating Insurance Company will vote shares of the applicable Insurance Underlying Fund held by it in accordance with voting instructions received from the variable life insurance policy and variable annuity contract owners (collectively, the “Contract Owners”) for whose accounts the shares are held. Accordingly, with respect to the Insurance Underlying Funds, this Proxy Statement is also intended to be used by each Participating Insurance Company in obtaining these voting instructions from Contract Owners.

Allocation Funds. The Allocation Funds invest in Underlying Funds in a fund-of-funds structure. When a shareholder of an Allocation Fund votes on Proposal 1 for that Allocation Fund, that vote will also constitute instructions for the Allocation Fund to vote in the same manner on each proposal for the Underlying Fund(s) in which it invests. Accordingly, for each applicable proposal brought before the Meeting, each Allocation Fund will vote its interests in the Underlying Fund(s) in the same proportion as the vote received by the Allocation Fund from its shareholders on its Proposal 1 and will vote interests in the Underlying Fund(s) for which no vote has been received with respect to its Proposal 1 in the same proportion as the interests for which it received votes. Because of this practice, a small number of shareholders could determine how an Allocation Fund votes with respect to an Underlying Fund if other shareholders fail to vote. Because each Underlying Fund has shareholders in addition to an Allocation Fund, it is possible that Proposal 1 may be approved by an Underlying Fund even if it is not approved by such Allocation Fund's shareholders.

Conditions. This Proposal 1 is subject to the Closing. If the Closing does not occur, Proposal 1 will be deemed null and the Boards will consider whether other actions are warranted. Assuming the Transaction is completed, Proposal 1 will pass for a particular Fund if the requisite shareholder vote is obtained for that Fund. With respect to each Fund, Proposal 1 is not contingent on the approval of Proposal 2 and, further, Proposal 1 is not contingent upon the approval of Proposal 1 by any other Fund.

Please note that even if shareholders of your Fund(s) approve Proposal 1, it is possible that such Fund’s new investment advisory agreement will not take effect. This is because the Closing is subject to the completion or waiver of certain conditions. One of these conditions is that advisory clients of EVC’s investment adviser subsidiaries, which would include the Funds and other advisory clients, representing a specified percentage of EVC revenue as of September 30, 2020, consent to the continuation of their advisory relationships after the Closing, as more fully described in the Merger Agreement that EVC filed with the SEC on October 8, 2020 on Form 8-K, Exhibit 2.1.

On the other hand, the Closing may take place even if shareholders of a Fund do not approve Proposal 1. If this should happen, the Board of such Fund would consider what additional actions to take, which could include continuing to solicit approval of a new investment advisory agreement. In addition, CRM could (and expects to) propose that the Board of each Fund approve an interim investment advisory agreement to permit continuity of management while the proxy solicitation continues. The terms of the interim investment advisory agreement would be identical to those of the current agreement except for term, termination, and escrow provisions required by applicable law.

BOARD RECOMMENDATION

Each Fund’s Board, including a majority of the Independent Board Members, believes that the approval of the new investment advisory agreement is in the best interests of the Fund. Accordingly, each Fund’s Board unanimously recommends that shareholders vote FOR the new investment advisory agreement as described in Proposal 1.

Proposal 2

APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

The Boards unanimously approved, and recommend that shareholders of each Fund noted below (collectively, the “Sub-Advised Funds”) approve, a new investment sub-advisory agreement between CRM and the applicable Sub-Adviser. As described in more detail below, CRM has retained, and intends to continue to retain, EVAIL, Atlanta Capital, Hermes, and AIP, as applicable, to furnish investment advisory services to the Sub-Advised Funds.

Proposal 2A:	Approval of a new investment sub-advisory agreement with EVAIL (Calvert International Equity Fund and Calvert International Opportunities Fund, each a series of Calvert World Values Fund, Inc.) (the “EVAIL Sub-Advised Funds”)

It is proposed that EVAIL, an affiliate of CRM, continue to serve as investment sub-adviser to each EVAIL Sub-Advised Fund pursuant to a new investment sub-advisory agreement.

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Proposal 2B:	Approval of a new investment sub-advisory agreement with Atlanta Capital (Calvert Equity Fund, a series of Calvert Social Investment Fund) (the “Atlanta Capital Sub-Advised Fund”)

It is proposed that Atlanta Capital, an affiliate of CRM, continue to serve as investment sub-adviser to the Atlanta Capital Sub-Advised Fund pursuant to a new investment sub-advisory agreement.

Proposal 2C:	Approval of a new investment sub-advisory agreement with Hermes (Calvert Emerging Markets Equity Fund, a series of Calvert World Values Fund, Inc.) (the “Hermes Sub-Advised Fund”)

It is proposed that Hermes continue to serve as investment sub-adviser to the Hermes Sub-Advised Fund pursuant to a new investment sub-advisory agreement.

Proposal 2D:	Approval of a new investment sub-advisory agreement with AIP (Calvert VP S&P 500 Index Portfolio, Calvert VP S&P MidCap 400 Index Portfolio, Calvert VP Russell 2000 Small Cap Index Portfolio, Calvert VP Nasdaq 100 Index Portfolio, Calvert VP Investment Grade Bond Index Portfolio, Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio, and Calvert VP Volatility Managed Growth Portfolio, each a series of Calvert Variable Products, Inc.) (the “AIP Sub-Advised Funds”)

It is proposed that AIP continue to serve as investment sub-adviser to each AIP Sub-Advised Fund pursuant to a new investment sub-advisory agreement.

Each Sub-Adviser currently serves as an investment sub-adviser to the respective Sub-Advised Fund(s). Each of EVAIL and Atlanta Capital is an indirect, wholly-owned subsidiary of EVC. The termination of each Sub-Advised Fund’s investment advisory agreement with CRM would result in the automatic termination of the Sub-Advised Funds’ current investment sub-advisory agreements. In order to ensure that each Sub-Advised Fund retains the benefit of the sub-advisory services provided by the relevant Sub-Adviser, CRM intends to enter into new investment sub-advisory agreements with the Sub-Advisers, as applicable, that will be substantively similar to the current investment sub-advisory agreements with respect to the Sub-Advised Funds. In connection with the approval of new investment sub-advisory agreements, CRM proposed, and each Board approved, certain changes to the provisions of the current agreements in order to standardize, clarify, and modernize the current agreements. The Boards believe that this standardization will benefit shareholders by making the administration of the Funds’ investment sub-advisory agreements more efficient. A general description of the differences between the existing and proposed investment sub-advisory agreements appears below. The Board of each Sub-Advised Fund has unanimously approved these new investment sub-advisory agreements.

The form of the proposed investment sub-advisory agreement between CRM and EVAIL and CRM and Atlanta Capital is attached as Appendix I. The form of the proposed investment sub-advisory agreement between CRM and Hermes is attached as Appendix J. The form of the proposed investment sub-advisory agreements between CRM and AIP is attached as Appendix K. You should refer to the applicable Appendix for the complete text of the form of the proposed investment sub-advisory agreement for your Fund. The date of each Fund’s current investment sub-advisory agreement, the date on which it was last approved by shareholders, and the date on which its continuance was last approved by the relevant Board is set forth in Appendix L.

Comparison of Proposed New Investment Sub-Advisory Agreements with Current Investment Sub-Advisory Agreements with each Sub-Adviser

In connection with the approval of new investment sub-advisory agreements, CRM proposed, and the Boards approved, certain changes to the provisions of the current investment sub-advisory agreements with each Sub-Adviser. The terms of the proposed investment sub-advisory agreements with each Sub-Adviser, and material differences between the proposed investment sub-advisory agreements and the current investment sub-advisory agreements, are described generally below. Differences in language, stylistic changes, and changes to provisions that would not result in a change to a reasonable substantive interpretation of an agreement are not included in the below description; however, the complete text of the form of the proposed investment sub-advisory agreements with each Sub-Adviser is attached.

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Fees. No Sub-Adviser will receive increased investment sub-advisory fees as a result of the Transaction. There is no change in the rate of the fees that CRM will pay to a Sub-Adviser under the proposed investment sub-advisory agreements, as compared to the rate of fees that CRM currently pays to the Sub-Adviser under the current investment sub-advisory agreements. Both the current and proposed investment sub-advisory agreements provide that CRM is solely responsible for the payment of the compensation to the Sub-Adviser pursuant to the agreements. The current and proposed fee schedules for investment sub-advisory services for each Sub-Advised Fund are described in Appendix C.

Investment Advisory Services. The current and proposed investment sub-advisory agreements for each Sub-Adviser contain similar terms relating to the appointment of the Sub-Adviser to act as investment sub-adviser for, and to manage the investment and reinvestment of the designated assets of, the Fund.

Best Execution. The current and proposed investment sub-advisory agreements with each Sub-Adviser provide that the Sub-Adviser shall follow the Fund’s policies and procedures with respect to best execution of securities transactions. The proposed investment sub-advisory agreements with EVAIL and Atlanta Capital further describe considerations for the Sub-Adviser’s selection of brokers and dealers, including soft dollar considerations, which are subject to policies and procedures adopted by the Board. While no change in practice is expected, this provision was updated in the proposed investment sub-advisory agreements with EVAIL and Atlanta Capital to more closely reflect statutory requirements relating to the payment of brokerage commission rates for investment transactions and align the language across agreements.

While the current investment sub-advisory agreements with EVAIL and Atlanta Capital provide that the Sub-Adviser shall place purchase and sale orders either directly with the issuer or with brokers or dealers, the proposed investment sub-advisory agreements provide that the Sub-Adviser may also place such orders with futures commission merchants or other market participants selected by the Sub-Adviser. The language in the proposed investment sub-advisory agreements reflect the different types of investments in which a Fund may transact.

Limitation of Liability. No changes are being proposed with respect to the liability of the Sub-Advisers under the proposed investment sub-advisory agreements.

The current and proposed investment sub-advisory agreements with EVAIL and Atlanta Capital provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, the Sub-Adviser shall not be subject to liability to CRM, the Fund, or any shareholder of the Fund for any act or omission in connection with rendering services under the agreement.

The current and proposed investment sub-advisory agreements with Hermes and AIP provide that, except as may otherwise be required by the 1940 Act or other applicable law, the Sub-Adviser shall not be subject to liability for any act or omission in connection with rendering services under the agreement in the absence of willful misfeasance, bad faith, gross negligence, or breach of its obligations under the agreement. In addition, these agreements provide that the Fund shall not be subject to liability for any losses of the Sub-Adviser in connection with the services provided under the agreement unless the loss was a result of (i) actions taken or failed to be taken by the Fund or CRM; (ii) the willful misfeasance, bad faith, or gross negligence of CRM or any breach or reckless disregard of CRM’s obligations; (iii) the breach of CRM’s obligations or duties under the agreement or the investment advisory agreement; or (iv) statements or omissions that result in registration statement liability unless the statement or omission was made in reliance upon information furnished by the Sub-Adviser. These agreements also provide for indemnification by each party in certain circumstances that exclude the other party’s willful misfeasance, bad faith, gross negligence, or reckless disregard of duties under the agreement.

Exclusivity. The current and proposed investment sub-advisory agreement with Hermes limits the investment advisory services that the Sub-Adviser may provide to registered investment companies that have substantially similar strategies to those of the Fund and which employ a responsible investing mandate or social screens. There are no restrictions on the investment advisory services EVAIL, Atlanta Capital, and AIP may provide to others under their current or proposed investment sub-advisory agreements. The current and proposed investment sub-advisory agreements with EVAIL and Atlanta Capital specifically provide that the services of the Sub-Adviser to the Fund are not exclusive and the proposed investment sub-advisory agreements with EVAIL and Atlanta Capital contemplate that the Sub-Adviser may provide investment advice to other funds and accounts that may differ from or conflict with the advice provided to the Fund.

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Responsible Investing. The current and proposed investment sub-advisory agreements for each Sub-Adviser provide that the Sub-Adviser will provide a continuous investment program for the portfolio of the Fund’s assets allocated to the Sub-Adviser in accordance with the Fund’s investment objective and policies set forth in the Fund’s prospectus. In the case of the investment sub-advisory agreements with each of EVAIL, Atlanta Capital, and Hermes, the Sub-Adviser also agrees to buy only securities determined by CRM to meet certain responsible investment criteria and to sell securities when notified they no longer meet such criteria.

Amendments. The proposed investment sub-advisory agreements with each Sub-Adviser clarify that the agreements may be amended by a writing so long as the amendment is approved in a manner consistent with the requirements of the 1940 Act.

Governing Law; Interpretation of Terms. The current and proposed investment sub-advisory agreements for each Sub-Adviser are governed by the laws of the Commonwealth of Massachusetts. The proposed investment sub-advisory agreements for each Sub-Adviser provide that certain terms used in the agreements have the meanings specified in the 1940 Act and any requirement of the 1940 Act reflected in the agreement will be deemed to reflect the effect of any modification or interpretation by any applicable order, rule, regulation, or interpretive release of the SEC or guidance issued by the staff thereof.

Proposals 2A, 2B, 2C, and 2D:

Board Considerations

At a meeting held on December 8, 2020, the Board of each Sub-Advised Fund, including a majority of the Independent Board Members, voted to approve a new investment sub-advisory agreement between CRM and the applicable Sub-Adviser. Prior to and during meetings leading up to the meeting held on December 8, 2020, each Board reviewed and discussed information furnished by CRM, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Board Members, that the Board considered reasonably necessary to evaluate the terms of the new investment sub-advisory agreement and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of the Transaction on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, each Board also considered information furnished for prior meetings of the Boards, including information provided in connection with the annual contract review process for the Sub-Advised Funds, which most recently culminated in March 2020. The Board of each Sub-Advised Fund, including the Independent Board Members, concluded that the new investment sub-advisory agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the new investment sub-advisory agreement and to recommend that shareholders do so as well. Each Board’s considerations are described in more detail in Appendix H.

Required Vote and Related Matters

Required Vote. Approval of a Fund’s proposed investment sub-advisory agreement requires the affirmative vote of a 1940 Act Majority of the voting securities of the Fund, provided the applicable quorum, as described below under “Further Information About Voting and the Joint Special Meeting – Quorum and Methods of Tabulation,” has been satisfied.

Variable Contract Voting. Shares of certain Funds are available as investment vehicles for Contracts offered by the separate accounts or sub-accounts of Participating Insurance Companies. Shares of each Fund that is a series of Calvert Variable Products, Inc. or Calvert Variable Series, Inc. are offered exclusively to such Contracts. The Participating Insurance Companies are the shareholders of record of these Insurance Underlying Funds. Each Participating Insurance Company will vote shares of the Insurance Underlying Fund held by it in accordance with voting instructions received from the Contract Owners for whose accounts the shares are held. Accordingly, with respect to the Insurance Underlying Funds, this Proxy Statement is also intended to be used by each Participating Insurance Company in obtaining these voting instructions from Contract Owners.

Allocation Funds. The Allocation Funds invest in Underlying Funds in a fund-of-funds structure. When a shareholder of an Allocation Fund votes on Proposal 1 for that Allocation Fund, that vote will also constitute instructions for the Allocation Fund to vote in the same manner on each proposal (Proposal 1 and, as applicable, Proposal 2) for the Underlying Fund(s) in which it invests. Accordingly, for each applicable proposal brought before the Meeting, each Allocation Fund will vote its interests in the Underlying Fund(s) in the same proportion as the vote received by the Allocation Fund from its shareholders on its Proposal 1 and will vote interests in the Underlying Fund(s) for which

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no vote has been received with respect to its Proposal 1 in the same proportion as the interests for which it received votes. Because of this practice, a small number of shareholders could determine how an Allocation Fund votes with respect to an Underlying Fund if other shareholders fail to vote. Because each Underlying Fund has shareholders in addition to an Allocation Fund, it is possible that Proposal 1 and, as applicable, Proposal 2 may be approved by an Underlying Fund even if it is not approved by such Allocation Fund's shareholders.

Conditions. This Proposal 2 is subject to the Closing and, with respect to a particular Fund, its shareholders’ approval of Proposal 1, which seeks approval of a new investment advisory agreement between each Fund and CRM. If the shareholders of a given Fund do not approve Proposal 1, or if the Transaction is not completed, this Proposal 2 will be deemed null with respect to that Fund. If this should happen, the Board of such Fund will consider whether other actions, if any, are warranted.

Please note that even if shareholders of a Fund approve Proposal 2, it is possible that such Fund’s new investment sub-advisory agreement will not take effect. This is because the Closing is subject to the completion or waiver of certain conditions. One of these conditions is that advisory clients of EVC’s investment adviser subsidiaries, which would include the Funds and other advisory clients, representing a specified percentage of EVC revenue as of September 30, 2020, consent to the continuation of their advisory relationships after the Closing, as more fully described in the Merger Agreement that EVC filed with the SEC on October 8, 2020 on Form 8-K, Exhibit 2.1.

On the other hand, the Closing may take place even if shareholders of your Fund(s) do not approve Proposal 2. If this should happen, the Board(s) of such Fund(s) would consider what additional actions to take, which could include continuing to solicit approval of a new investment sub-advisory agreement. In addition, CRM could (and expects to) propose that the Board of each Fund approve an interim investment sub-advisory agreement to permit continuity of management while the proxy solicitation continues. The terms of an interim investment sub-advisory agreement would be identical to those of the current investment sub-advisory agreement except for term, termination, and escrow provisions required by applicable law.

BOARD RECOMMENDATION

The Board of each Fund listed above believes that the new investment sub-advisory agreement is in the best interests of such Fund. Accordingly, each Fund’s Board unanimously recommends that shareholders vote FOR the approval of the new investment sub-advisory agreement as set forth in Proposal 2.

Further Information About Voting and the Joint Special Meeting

Required Vote.  Approval of each Proposal requires the affirmative vote of a 1940 Act Majority.

Quorum and Methods of Tabulation. With respect to the Funds that are series of The Calvert Fund, Calvert Management Series, and Calvert Social Investment Fund, a quorum with respect to the Meeting of a Fund requires the presence, in person or by proxy, of one-fourth (1/4) of the total number of the outstanding shares of the Fund entitled to vote. With respect to the Funds that are series of Calvert Impact Fund, Inc., Calvert Responsible Index Series, Inc., Calvert World Values Fund, Inc., Calvert Variable Series, Inc., and Calvert Variable Products, Inc., a quorum with respect to the Meeting of a Fund requires the presence, in person or by proxy, of one-third (1/3) of the total number of the outstanding shares of the Fund entitled to vote.

All shares that are voted and votes to abstain will be counted towards establishing a quorum, as will broker non-votes (if any). Broker non-votes are shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular proposal. Accordingly, abstentions and broker non-votes (if any), which will be treated as shares that are present at the Meeting but which have not been voted, will assist a Fund in obtaining a quorum. With respect to each Proposal, abstentions and broker non-votes, if any, have the effect of a negative vote on the Proposal. Please note that broker non-votes are not expected with respect to any Proposal because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies.

With respect to Fund shares held in CRM individual retirement accounts, undirected shares will be voted by CRM or an affiliate in the same proportion as shares of that Fund for which instructions were received.

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Adjournment. In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes by the shareholders of a Fund in favor of a Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies to the extent permitted by applicable law. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund that are entitled to vote and present in person or by proxy at the session of the Meeting to be adjourned. Unless a proxy is limited in this regard, the persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by EVC.

Other business. The Boards know of no matters other than those described in this Proxy Statement to be brought before the Meeting. If, however, any other matters properly come before the Meeting, proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Revocation of proxies. An executed proxy delivered to a Fund is revocable by the person giving it, prior to its exercise, by a signed writing filed with the Fund’s Secretary, by executing and delivering a later dated proxy, or by voting at the Meeting. If you hold Fund shares entitled to vote through an intermediary (such as a broker, bank, adviser or custodian), please consult with the intermediary regarding your ability to revoke voting instructions after they have been provided.

Information for Insurance Underlying Funds

Voting Process. With respect to the Insurance Underlying Funds (which include, but are not limited to, the Funds that are series of Calvert Variable Series, Inc. and Calvert Variable Products, Inc.) as of the Record Date, the Participating Insurance Companies were shareholders of record of each Insurance Underlying Fund. Each Participating Insurance Company will vote shares of the Insurance Underlying Fund or Funds held by it in accordance with voting instructions received from the Contract Owners for whose accounts the shares are held. Accordingly, with respect to the Insurance Underlying Funds, this Proxy Statement is also intended to be used by each Participating Insurance Company in obtaining these voting instructions from Contract Owners. In the event that a Contract Owner gives no instructions, the relevant Participating Insurance Company will vote the shares of the appropriate Insurance Underlying Fund attributable to the Contract Owner in the same proportion as shares of that Insurance Underlying Fund for which it has received instructions. One effect of this system of proportional voting is that, if only a small number of Contract Owners provide voting instructions, this small number of Contract Owners may determine the outcome of a vote for an Insurance Underlying Fund.

Contract Owner Instructions. Each Contract Owner is entitled to instruct his or her Participating Insurance Company as to how to vote its shares of an Insurance Underlying Fund and can do so by marking voting instructions on the voting instruction form enclosed with this Proxy Statement and then signing, dating, and mailing the form in the postage-paid envelope provided. If a voting instruction form is not marked to indicate voting instructions, but is signed, dated, and returned, it will be treated as an instruction to vote the shares in favor of the Proposal(s). Each Participating Insurance Company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a Proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to accounts retained by each Participating Insurance Company will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Contract Owners have the opportunity to submit their voting instructions via the internet by using a program provided by a third-party vendor hired by CRM or by automated telephone service. To use the internet, please access the internet address listed on your voting instruction form and follow the instructions on the internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The internet and telephone voting procedures are designed to authenticate Contract Owners’ identities, to allow Contract Owners to give their voting instructions and to confirm that their instructions have been recorded properly. Contract Owners voting via the internet should understand that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, that must be borne by the Contract Owners.

Revocation of voting instructions. The giving of voting instructions will not affect your right to vote in person should you decide to attend the Meeting. Any Contract Owner giving voting instructions to a Participating Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed voting instruction forms received in time for the Meeting will be voted as specified on such forms.

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Additional Meeting Information

Identification. If you are a record holder of Fund shares entitled to vote and plan to attend the Meeting in person, you must show a valid photo identification (such as a driver’s license) to gain admission to the Meeting. Please call 877-225-6862 for information on how to obtain directions to be able to attend the Meeting and vote in person. If you hold Fund shares entitled to vote through an intermediary and plan to attend the Meeting in person, you will be required to show a valid photo identification and authority to vote your shares (referred to as a “legal proxy”) to gain admission to the Meeting. You must contact your intermediary to obtain a legal proxy for your shares.

Date for receipt of shareholders’ proposals for subsequent meetings of shareholders. Your Fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in a Fund’s proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the fund prints and mails its proxy statement. A shareholder proposal intended to be presented at a future special meeting of shareholders of a Fund must be received at the principal offices of the Fund, c/o the Secretary of the Fund, 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not, however, necessarily guarantee that such proposal will be included in a Fund’s proxy statement.

Proxy Solicitation and Tabulation. The expense of preparing, printing, and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Boards will be borne by EVC and not by the Funds. Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of a Fund, by personnel of its administrator, CRM, by the transfer agent, DST Asset Manager Solutions, Inc., by broker-dealer firms, or by a professional solicitation organization. EVC has retained Computershare Fund Services (“Computershare”), to assist in the solicitation of proxies. A written proxy may be delivered to a Fund or its transfer agent prior to the Meeting by facsimile machine, graphic communication equipment or similar electronic transmission. EVC will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs are approximately $11,000,000. Estimated costs assume a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs would be higher.

Telephonic or Internet Voting. Shareholders may choose to give their proxy votes by telephone using an automated telephonic voting system or through the internet rather than return their proxy cards. Please see the proxy card for details. A Fund may arrange for CRM, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If a Fund records votes over the internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

In addition to soliciting proxies by mail, Board members of your Fund and employees of CRM and Eaton Vance Distributors, Inc. (“EVD”), the Funds’ principal underwriter, may solicit proxies in person or by telephone. Your Fund also may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the telephone number CRM has in its records for their accounts, and would be asked for identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Convening the Meeting. As part of our effort to maintain a safe and healthy environment at the Meeting, the Funds and the Boards are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) and local authorities regarding the novel coronavirus disease, COVID-19. For that reason, the Board of each Fund reserves the right to reconsider the date, time, and/or means of convening the Meeting for that Fund.  Subject to any restrictions imposed by applicable law, the Board(s) may choose to conduct the Meeting of one or more Funds solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications.  If the Board chooses to change the date, time, and/or means of convening the Meeting for a Fund, the Fund will publicly announce the decision to do so in advance, and details on how to participate will be filed with the SEC as additional proxy material.  Attendees are also encouraged to review guidance from public health authorities on this issue.

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Duplicate mailings. As permitted by SEC rules, CRM’s policy is to send a single copy of this Proxy Statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with this Proxy Statement for each account registered at that address. If you would prefer to receive your own copy of this Proxy Statement, please call our proxy information line at 877-225-6862.

Financial information. Each Fund has previously sent its Annual Report and Semiannual Report to its shareholders. Each Fund will furnish without charge a copy of the Fund’s most recent Annual Report and the most recent Semiannual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should (i) access them on CRM’s website at www.calvert.com; (ii) write to the Funds’ principal underwriter at Eaton Vance Distributors, Inc., Two International Place, Boston, MA 02110; or (iii) call 1-800-368-2745 Monday through Friday between 9:00 a.m. – 5:30 p.m. (Eastern Time).

Calvert Research and Management. CRM serves as the investment adviser and administrator to each Fund. CRM is a wholly-owned subsidiary of Eaton Vance Management (“Eaton Vance”). CRM and Eaton Vance are business trusts organized under the laws of the Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as trustee of CRM and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company. CRM is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Paula A. Johnson, Brian D. Langstraat, Dorothy E. Puhy, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr. All shares of the outstanding voting common stock of EVC are deposited in a voting trust, the voting trustees of which are Paul W. Bouchey, Mr. Faust, Craig R. Brandon, Daniel C. Cataldo, Michael A. Cirami, Cynthia J. Clemson, James H. Evans, Maureen A. Gemma, Laurie G. Hylton, Mr. Langstraat, Thomas Lee, Frederick S. Marius, David C. McCabe, Edward J. Perkin, Lewis R. Piantedosi, Charles B. Reed, Craig P. Russ, Thomas C. Seto, John L. Shea, Eric A. Stein, Payson F Swaffield, John H. Streur, Andrew N. Sveen, Michael W. Weilheimer, R. Kelly Williams and Matthew J. Witkos (all of whom are officers of Eaton Vance or its affiliates). The voting trustees have unrestricted voting rights for the election of directors of EVC. All of the outstanding voting trust receipts issued under said voting trust are owned by certain of the officers of Eaton Vance who may also be officers, or officers and directors of EVC and EV. The business address of EVC, EV, and Eaton Vance is Two International Place, Boston, Massachusetts 02110.

The names and principal occupations of the principal executive officers of CRM are listed below. The address for each officer listed below is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009.

John H. Streur, President & Chief Executive Officer

Frederick S. Marius, Vice President & Secretary

Laurie G. Hylton, Vice President & Chief Financial Officer

Hope L. Brown, Chief Compliance Officer

Eaton Vance Distributors, Inc. EVD is the principal underwriter of each Fund. The principal underwriter acts as principal in selling shares under Master Distribution Agreements with respect to the Funds. The principal address for EVD is Two International Place, Boston, MA 02110.

Eaton Vance Advisers International Ltd. EVAIL is a wholly-owned subsidiary of Eaton Vance. Eaton Vance is a wholly-owned subsidiary of EVC. The names and principal occupations of the directors and principal executive officers of EVAIL are listed below. The address for each director and each officer listed below is 125 Old Broad Street, London, United Kingdom, EC2N 1AR.

Thomas E. Faust, Jr., Director

Tjalling J. Halbertsma, Director

Frederick S. Marius, Director

Meghann L. Clark, U.S. Chief Compliance Officer

17

Atlanta Capital Management Company, LLC. Atlanta Capital is a majority owned subsidiary of Eaton Vance Acquisitions LLC, a wholly-owned subsidiary of EVC. Atlanta Capital employees maintain a minority interest in the ownership of the firm through an EVC-controlled limited partnership entity, Atlanta Capital, L.P. The names and principal occupations of the managers and principal executive officers of Atlanta Capital are listed below. The address for each manager and each officer listed below is 1075 Peachtree Street NE, Atlanta, GA 30309.

R. Kelly Williams, President & Chief Operating Officer/Manager

Thomas E. Faust, Manager

Charles B. Reed, Managing Director/Manager

Frederick S. Marius, Manager

Laurie G. Hylton, Manager

Laura T. Donovan, Chief Compliance Officer

Hermes Investment Management Limited. Hermes is a wholly owned subsidiary of Hermes Fund Managers Limited, which is 60% owned by Federated Hermes, Inc., 29.5% owned by BT Pension Scheme (“BTPS”), and 10.5% owned by an employee benefit trust created by BTPS for the benefit of certain members of Hermes Fund Managers Limited’s management and other employees. Hermes is regulated in the U.K. by the Financial Services Authority and registered as an investment adviser with the SEC. The names and principal occupations of the directors and principal executive officers of Hermes are listed below. The address for each director and each officer listed below is 150 Cheapside, London EC2V 6ET.

Saker A. Nusseibeh, Director, Chief Executive Officer

Harriet A. Steel, Director, Head of Business Development

Ian M. Kennedy, Director, Chief Operating Officer

Eoin A. Murray, Director, Head of Investment

Christopher M. Taylor, Director, CEO of Real Estate and Head of Private Markets

Keith G. Davies, Head of Strategic Risk and Compliance

Ameritas Investment Partners, Inc. AIP is a wholly-owned subsidiary of Ameritas Holding Company, which is a wholly-owned subsidiary of Ameritas Mutual Holding Company. AIP was organized in 1984 and provides a broad range of investment services in a variety of asset classes. The names and principal occupations of the directors and principal executive officers of AIP are listed below. The address for each director and each officer listed below is 5945 R Street, Lincoln, NE 68505.

James Mikus, Director, Chairman, President & Chief Executive Officer

William W. Lester, Director

Thomas G. Knipper, Vice President & Chief Compliance Officer

Karen A. Dike, Secretary

Susan K. Wilkinson, Director

Similar funds. CRM and the Sub-Advisers do not provide investment advisory services to any other funds that have investment objectives and policies, including, where applicable, a responsible investing mandate, similar to those of the Funds.

Payments to CRM, the Sub-Advisers, or Affiliates. Appendix M shows amounts paid to CRM, the Sub-Advisers, or any of their current or known prospective affiliates during each Fund’s most recent fiscal year for the services noted. The Funds made no other material payments to CRM, the Sub-Advisers, or any of their current or known prospective affiliates during the periods shown.

Limitation of Director/Trustee Liability. With respect to Funds that are series of Calvert Management Series, Calvert Social Investment Fund, and The Calvert Fund, each Fund’s organizational documents provide that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it has been determined that the liabilities resulted from their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved of the conduct of their office. With respect to Funds that are series of Calvert Impact Fund, Inc., Calvert Responsible Index Series, Inc., Calvert Variable Series, Inc., Calvert Variable Products, Inc., and Calvert World Values Fund, Inc., each Fund’s organizational documents provide that the Fund will indemnify its Directors and officers against liabilities and

18

expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund so long as they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Fund and with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. Each Fund, at its expense, provides liability insurance for the benefit of its Directors/Trustees and officers.

Board Members, Officers, and Other Information. All of the Funds’ officers, as well as John H. Streur, a Board member who is an “interested person” (as defined in the 1940 Act) of the Funds, are employees of CRM or its affiliates. Because of their positions with CRM or its affiliates, the officers and interested Board members will benefit from any advisory fees, administrative fees, distribution fees, sub-transfer agency fees, and shareholder servicing fees paid or allowed by the Funds. No Independent Board member owns any securities or has any other material direct or indirect interest in CRM, the Sub-Advisers, or any other person controlling, controlled by or under common control with CRM or the Sub-Advisers, either currently or upon the Closing.

Appendix N lists the current Directors/Trustees and officers of each Fund.

5% Ownership. As of November 30, 2020, to the knowledge of the Funds, no person other than those listed in Appendix O owned beneficially or of record 5% or more of the outstanding shares of any Fund.

Security Ownership of Management. Information regarding the ownership of Fund shares by Directors/Trustees and officers of the Funds is set forth in Appendix P.

Affiliated Broker Commissions. As a result of the Closing, broker-dealers affiliated with Morgan Stanley, including Morgan Stanley & Co. LLC and Morgan Stanley Smith Barney LLC, each will be considered an affiliated broker of each Fund. The aggregate amount of commissions paid to such affiliated brokers during each Fund’s most recently completed fiscal year, and the percentage of the Fund’s aggregate brokerage commissions paid to such affiliated brokers during such fiscal years, are listed in Appendix Q.

***************

19

Appendix A

Funds in this Proxy Statement

The Calvert Fund	Calvert Social Investment Fund
Calvert High Yield Bond Fund	Calvert Balanced Fund
Calvert Income Fund	Calvert Bond Fund
Calvert Long-Term Income Fund*	Calvert Conservative Allocation Fund
Calvert Short Duration Income Fund	Calvert Equity Fund
Calvert Ultra-Short Duration Income Fund	Calvert Growth Allocation Fund
Calvert Moderate Allocation Fund
Calvert Impact Fund, Inc.
Calvert Global Energy Solutions Fund	Calvert World Values Fund, Inc.
Calvert Global Water Fund	Calvert Emerging Markets Advancement Fund
Calvert Green Bond Fund	Calvert Emerging Markets Equity Fund
Calvert Small-Cap Fund	Calvert International Equity Fund
Calvert International Opportunities Fund
Calvert Management Series	Calvert Mid-Cap Fund
Calvert Flexible Bond Fund
Calvert Floating-Rate Advantage Fund	Calvert Variable Series, Inc.
Calvert Responsible Municipal Income Fund	Calvert VP SRI Balanced Portfolio
Calvert VP SRI Mid Cap Portfolio
Calvert Responsible Index Series, Inc.
Calvert International Responsible Index Fund	Calvert Variable Products, Inc.
Calvert US Large-Cap Core Responsible Index Fund	Calvert VP EAFE International Index Portfolio
Calvert US Large-Cap Growth Responsible Index Fund	Calvert VP Investment Grade Bond Index Portfolio
Calvert US Large-Cap Value Responsible Index Fund	Calvert VP Nasdaq 100 Index Portfolio
Calvert US Mid-Cap Core Responsible Index Fund	Calvert VP Russell 2000 Small Cap Index Portfolio
Calvert VP S&P 500 Index Portfolio
Calvert VP S&P MidCap 400 Index Portfolio
Calvert VP Volatility Managed Growth Portfolio
Calvert VP Volatility Managed Moderate Portfolio
Calvert VP Volatility Managed Moderate Growth Portfolio

*To be renamed Calvert Core Bond Fund on or about February 1, 2021.

A-1

Appendix B

Investment Advisory Agreements: Compensation

	Advisory Fee Schedule	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)[1]	Fiscal Year End	Annual Rate at which Advisory Fees were paid	Assets on Which Advisory Fee is Charged
(The) Calvert Fund
Calvert High Yield Bond Fund	0.480%	$1,138,497	9/30	0.48%	Fees are based on average daily net assets
Calvert Income Fund	Up to and including $2 billion: 0.400% Over $2 billion up to and including $7.5 billion: 0.375% Over $7.5 billion up to and including $10 billion: 0.350% Over $10 billion: 0.325%	$2,366,475	9/30	0.40%	Fees are based on average daily net assets
Calvert Long-Term Income Fund	0.400%[2]	$254,362	9/30	0.40%	Fees are based on average daily net assets
Calvert Short Duration Income Fund	Up to and including $750 million: 0.280% Over $750 million: 0.275%	$4,519,505	9/30	0.28%	Fees are based on average daily net assets
Calvert Ultra-Short Duration Income Fund	Up to and including $1 billion: 0.260% Over $1 billion: 0.250%	$2,028,320	9/30	0.26%	Fees are based on average daily net assets
Calvert Impact Fund, Inc.
Calvert Global Energy Solutions Fund	0.750%	$396,141	9/30	0.75%	Fees are based on average daily net assets
Calvert Global Water Fund	Up to and including $250 million: 0.750% Over $250 million: 0.700%	$2,569,280	9/30	0.73%	Fees are based on average daily net assets
Calvert Green Bond Fund	0.250%	$901,385	9/30	0.25%	Fees are based on average daily net assets
Calvert Small-Cap Fund	0.680%	$6,727,990	9/30	0.68%	Fees are based on average daily net assets

_______________

[1]	Please see Appendix D for information on Expense Reimbursement Arrangements
[2]	Effective February 1, 2021, Calvert Long-Term Income Fund will change its principal investment strategy and be renamed Calvert Core Bond Fund. Also effective February 1, 2020, the Fund’s annual advisory fee rate will be reduced to 0.300%.

B-1

	Advisory Fee Schedule	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)[1]	Fiscal Year End	Annual Rate at which Advisory Fees were paid	Assets on Which Advisory Fee is Charged
Calvert Management Series
Calvert Flexible Bond Fund	0.350%	$547,839	12/31	0.35%	Fees are based on average daily net assets
Calvert Floating-Rate Advantage Fund	Up to and including $1 billion: 0.480% In excess of $1 billion: 0.430%	$200,061	9/30	0.56%	Fees are based on average daily gross assets
Calvert Responsible Municipal Income Fund	0.350%	$245,672	12/31	0.35%	Fees are based on average daily net assets
Calvert Responsible Index Series, Inc.
Calvert International Responsible Index Fund	0.120%	$0	9/30	0.12%	Fees are based on average daily net assets
Calvert US Large-Cap Core Responsible Index Fund	0.120%	$241,385	9/30	0.12%	Fees are based on average daily net assets
Calvert US Large-Cap Growth Responsible Index Fund	0.120%	$0	9/30	0.12%	Fees are based on average daily net assets
Calvert US Large-Cap Value Responsible Index Fund	0.120%	$0	9/30	0.12%	Fees are based on average daily net assets
Calvert US Mid-Cap Core Responsible Index Fund	0.120%	$0	9/30	0.12%	Fees are based on average daily net assets
Calvert Social Investment Fund
Calvert Balanced Fund	Up to and including $500 million: 0.410% Over $500 million up to and including $1 billion: 0.385% Over $1 billion: 0.350%	$3,478,915	9/30	0.40%	Fees are based on average daily net assets
Calvert Bond Fund	Up to and including $1 billion: 0.300% Over $1 billion: 0.290%	$4,916,467	9/30	0.30%	Fees are based on average daily net assets
Calvert Conservative Allocation Fund	None[3]	N/A	9/30	N/A	Fees are based on average daily net assets
Calvert Equity Fund	Up to and including $2 billion: 0.500% Over $2 billion up to and including $3 billion: 0.425% Over $3 billion: 0.375%	$18,652,125	9/30	0.45%	Fees are based on average daily net assets

_______________

[3]	Calvert Conservative Allocation Fund, Calvert Growth Allocation Fund and Calvert Moderate Allocation Fund invest in other Calvert funds in a fund-of-funds structure.
B-2

	Advisory Fee Schedule	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)[1]	Fiscal Year End	Annual Rate at which Advisory Fees were paid	Assets on Which Advisory Fee is Charged
Calvert Growth Allocation Fund	None[3]	N/A	9/30	N/A	Fees are based on average daily net assets
Calvert Moderate Allocation Fund	None[3]	N/A	9/30	N/A	Fees are based on average daily net assets
Calvert World Values Fund, Inc.
Calvert Emerging Markets Advancement Fund	0.630%	$0	9/30	0.63%	Fees are based on average daily net assets
Calvert Emerging Markets Equity Fund	0.750%	$18,484,424	9/30	0.75%	Fees are based on average daily net assets
Calvert International Equity Fund	Up to and including $250 million: 0.680% Over $250 million up to and including $500 million: 0.665% Over $500 million 0.650%	$2,010,697	9/30	0.67%	Fees are based on average daily net assets
Calvert International Opportunities Fund	0.750%	$2,627,686	9/30	0.75%	Fees are based on average daily net assets
Calvert Mid-Cap Fund	0.650%	$1,248,064	9/30	0.65%	Fees are based on average daily net assets
Calvert Variable Series, Inc.
Calvert VP SRI Balanced Portfolio	Up to and including $500 million: 0.410% Over $500 million up to and including $1 billion: 0.360% Over $1 billion: 0.325%	$1,378,386	12/31	0.41%	Fees are based on average daily net assets
Calvert VP SRI Mid Cap Portfolio	0.650%	$228,775	12/31	0.65%	Fees are based on average daily net assets
Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio	0.300%	$125,920	12/31	0.30%	Fees are based on average daily net assets
Calvert VP Investment Grade Bond Index Portfolio	0.200%	$125,517	12/31	0.20%	Fees are based on average daily net assets
Calvert VP Nasdaq 100 Index Portfolio	0.300%	$304,381	12/31	0.30%	Fees are based on average daily net assets
B-3

	Advisory Fee Schedule	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)[1]	Fiscal Year End	Annual Rate at which Advisory Fees were paid	Assets on Which Advisory Fee is Charged
Calvert VP Russell 2000 Small Cap Portfolio	0.250%	$102,878	12/31	0.25%	Fees are based on average daily net assets
Calvert VP S&P 500 Index Portfolio	0.180%	$340,876	12/31	0.18%	Fees are based on average daily net assets
Calvert VP S&P MidCap 400 Index Portfolio	0.200%	$491,266	12/31	0.20%	Fees are based on average daily net assets
Calvert VP Volatility Managed Growth Portfolio	0.400%	$565,601	12/31	0.42%[4]	Fees are based on average daily net assets
Calvert VP Volatility Managed Moderate Portfolio	0.400%	$385,009	12/31	0.42%[4]	Fees are based on average daily net assets
Calvert VP Volatility Managed Moderate Growth Portfolio	0.400%	$301,372	12/31	0.42%[4]	Fees are based on average daily net assets

_______________

[4]	Prior to December 1, 2020 the annual advisory fee rate for each of Calvert VP Volatility Managed Growth Portfolio, Calvert VP Volatility Managed Moderate Portfolio and Calvert VP Volatility Managed Moderate Growth Portfolio was 0.42%.

B-4

Appendix C

Investment Sub-Advisory Agreements: Compensation

	Sub-Adviser	Sub-Advisory Fee Schedule	Amount of Sub-Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)[1]	Fiscal Year End	Annual Rate at which Sub-Advisory Fees were paid	Assets on Which Sub-Advisory Fee is Charged
Calvert Social Investment Fund
Calvert Equity Fund	Atlanta Capital Management Company, LLC	Up to and including $2.5 billion: 0.210% Over $2.5 billion: 0.200%	$8,531,225	9/30	0.20%	Fees are based on average daily net assets
Calvert World Values Fund, Inc.
Calvert Emerging Markets Equity Fund	Hermes Investment Management Limited	0.650%[2]	$13,497,556	9/30	0.53%	Fees are based on average daily net assets
Calvert International Equity Fund	Eaton Vance Advisers International Ltd.	Up to and including $250 million: 0.231%; Over $250 million up to and including $500 million: 0.225%; Over $500 million: 0.220%	$682,686	9/30	0.23%	Fees are based on average daily net assets
Calvert International Opportunities Fund	Eaton Vance Advisers International Ltd.	0.338%	$1,179,224	9/30	0.34%	Fees are based on average daily net assets
Calvert Variable Products, Inc.
Calvert VP Investment Grade Bond Index Portfolio	Ameritas Investment Partners, Inc.	0.050%	$70,823	12/31	0.05%	Fees are based on average daily net assets
Calvert VP Nasdaq 100 Index Portfolio	Ameritas Investment Partners, Inc.	0.050%	$80,041	12/31	0.05%	Fees are based on average daily net assets
Calvert VP Russell 2000 Small Cap Portfolio	Ameritas Investment Partners, Inc.	0.050%	$90,695	12/31	0.05%	Fees are based on average daily net assets
Calvert VP S&P 500 Index Portfolio	Ameritas Investment Partners, Inc.	0.050%	$217,359	12/31	0.05%	Fees are based on average daily net assets
Calvert VP S&P MidCap 400 Index Portfolio	Ameritas Investment Partners, Inc.	0.050%	$252,230	12/31	0.05%	Fees are based on average daily net assets
Calvert VP Volatility Managed Growth Portfolio	Ameritas Investment Partners, Inc.	0.050%	$385,651[3]	12/31	0.250%	Fees are based on average daily net assets
Calvert VP Volatility Managed Moderate Portfolio	Ameritas Investment Partners, Inc.	0.050%	$270,606[3]	12/31	0.250%	Fees are based on average daily net assets
Calvert VP Volatility Managed Moderate Growth Portfolio	Ameritas Investment Partners, Inc.	0.050%	$218,246[3]	12/31	0.250%	Fees are based on average daily net assets

_______________

1  Please see Appendix D for information on Expense Reimbursement Arrangements.

[2]	Pursuant to a letter agreement dated as of February 1, 2019, Hermes Investment Management Limited (“Hermes”) has contractually agreed to reduce the annual sub-advisory fee payable to Hermes by CRM through February 2021.
[3]	Prior to December 1, 2020, CRM employed a second investment sub-adviser for the Fund, which was paid an investment sub-advisory fee at an annual rate of 0.20%. The amount of sub-advisory fee paid in the most recent fiscal year and the annual rate at which sub-advisory fees were paid, each include the payments made by CRM to that second sub-advisor. The annual rate at which sub-advisory fees were paid to Ameritas Investment Partners, Inc. was 0.05%.
C-1

Appendix D

Current Expense Reimbursements

Except as otherwise noted, expense reimbursements relate to ordinary operating expenses only and do not include expenses such as:  brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses.

	Contractual Expense Cap[1]	Effective Date	Termination Date
Calvert Impact Fund Inc.
Calvert Global Energy Solutions Fund Class A	1.24%	1/1/2017	1/31/2022
Calvert Global Energy Solutions Fund Class C	1.99%	1/1/2017	1/31/2022
Calvert Global Energy Solutions Fund Class I	0.99%	1/1/2017	1/31/2022

Calvert Global Water Fund Class A	1.24%	1/1/2017	1/31/2022
Calvert Global Water Fund Class C	1.99%	1/1/2017	1/31/2022
Calvert Global Water Fund Class I	0.99%	1/1/2017	1/31/2022

Calvert Green Bond Fund Class A	0.73%	1/1/2017	1/31/2022
Calvert Green Bond Fund Class I	0.48%	1/1/2017	1/31/2022
Calvert Green Bond Fund Class R6	0.43%	1/1/2017	1/31/2022

Calvert Small-Cap Fund Class A	1.21%	1/1/2017	1/31/2022
Calvert Small-Cap Fund Class C	1.96%	1/1/2017	1/31/2022
Calvert Small-Cap Fund Class I	0.96%	1/1/2017	1/31/2022
Calvert Small-Cap Fund Class R6	0.90%	1/1/2017	1/31/2022

Calvert Management Series
Calvert Flexible Bond Fund Class A2	0.93%	1/1/2017	4/30/2021
Calvert Flexible Bond Fund Class C2	1.68%	1/1/2017	4/30/2021
Calvert Flexible Bond Fund Class I2	0.68%	1/1/2017	4/30/2021
Calvert Flexible Bond Fund Class R6[2]	0.65%	1/1/2017	4/30/2021

Calvert Floating-Rate Advantage Fund Class A	0.06%	10/10/2017	1/31/2022
Calvert Floating-Rate Advantage Fund Class I	0.06%	10/10/2017	1/31/2022
Calvert Floating-Rate Advantage Fund Class R6	0.06%	10/10/2017	1/31/2022

Calvert Responsible Municipal Income Fund Class A	0.75%	1/1/2017	4/30/2021
Calvert Responsible Municipal Income Fund Class C	1.50%	1/1/2017	4/30/2021
Calvert Responsible Municipal Income Fund Class I	0.50%	1/1/2017	4/30/2021

_______________

[1]	CRM has agreed to reimburse each listed Fund’s expenses to the extent that such Fund’s Total Annual Operating Expenses exceed the amount shown for the specified Class, except in the case of Calvert Floating-Rate Advantage Fund, where CRM has agreed to reimburse such Fund’s other expenses (excluding borrowing costs) in excess of 0.06% annually for each Class.
[2]	CRM has agreed to waive the investment advisory fee payable by the Fund under its Investment Advisory Agreement dated December 31, 2016, as may be amended from time to time, with respect to the Fund’s assets that are invested in Calvert Floating-Rate Advantage Fund. The waiver was effective as of December 4, 2019 and will remain in effect unless and until its termination is approved by the Board. The waiver will also terminate upon CRM ceasing to serve as the investment adviser of the Fund.

D-1

	Contractual Expense Cap[1]	Effective Date	Termination Date
Calvert Responsible Index Series, Inc.
Calvert International Responsible Index Fund Class A	0.54%	1/1/2017	1/31/2022
Calvert International Responsible Index Fund Class I	0.29%	1/1/2017	1/31/2022
Calvert International Responsible Index Fund Class R6	0.26%	1/1/2017	1/31/2022

Calvert US Large-Cap Core Responsible Index Fund Class A	0.49%	10/2/2017	1/31/2022
Calvert US Large-Cap Core Responsible Index Fund Class C	1.24%	10/2/2017	1/31/2022
Calvert US Large-Cap Core Responsible Index Fund Class I	0.24%	10/2/2017	1/31/2022
Calvert US Large-Cap Core Responsible Index Fund Class R6	0.19%	10/2/2017	1/31/2022

Calvert US Large-Cap Growth Responsible Index Fund Class A	0.49%	1/1/2017	1/31/2022
Calvert US Large-Cap Growth Responsible Index Fund Class I	0.24%	1/1/2017	1/31/2022

Calvert US Large-Cap Value Responsible Index Fund Class A	0.49%	1/1/2017	1/31/2022
Calvert US Large-Cap Value Responsible Index Fund Class I	0.24%	1/1/2017	1/31/2022

Calvert US Mid-Cap Core Responsible Index Fund Class A	0.49%	1/1/2017	1/31/2022
Calvert US Mid-Cap Core Responsible Index Fund Class I	0.24%	1/1/2017	1/31/2022

Calvert Social Investment Fund
Calvert Balanced Fund Class A	0.93%	1/1/2017	1/31/2022
Calvert Balanced Fund Class C	1.68%	1/1/2017	1/31/2022
Calvert Balanced Fund Class I	0.68%	1/1/2017	1/31/2022
Calvert Balanced Fund Class R6	0.64%	1/1/2017	1/31/2022

Calvert Bond Fund Class A	0.73%	10/2/2017	1/31/2022
Calvert Bond Fund Class C	1.53%	10/2/2017	1/31/2022
Calvert Bond Fund Class I	0.53%	10/2/2017	1/31/2022
Calvert Bond Fund Class R6	0.46%	10/2/2017	1/31/2022

Calvert Conservative Allocation Fund Class A3	0.44%	1/1/2017	1/31/2021
Calvert Conservative Allocation Fund Class C3	1.19%	1/1/2017	1/31/2021
Calvert Conservative Allocation Fund Class I3	0.19%	1/1/2017	1/31/2021

Calvert Equity Fund Class A	0.99%	10/2/2017	1/31/2021
Calvert Equity Fund Class C	1.74%	10/2/2017	1/31/2021
Calvert Equity Fund Class I	0.74%	10/2/2017	1/31/2021
Calvert Equity Fund Class R6	0.67%	10/2/2017	1/31/2021

Calvert Growth Allocation Fund Class A3	0.43%	1/1/2017	1/31/2022
Calvert Growth Allocation Fund Class C3	1.18%	1/1/2017	1/31/2022
Calvert Growth Allocation Fund Class I3	0.18%	1/1/2017	1/31/2022

Calvert Moderate Allocation Fund Class A3	0.44%	1/1/2017	1/31/2021
Calvert Moderate Allocation Fund Class C3	1.19%	1/1/2017	1/31/2021
Calvert Moderate Allocation Fund Class I3	0.19%	1/1/2017	1/31/2021

_______________

3        Contractual expense cap excludes acquired fund fees and expenses from affiliated and unaffiliated funds.

D-2

	Contractual Expense Cap[1]	Effective Date	Termination Date
Calvert World Values Fund, Inc.
Calvert Emerging Markets Advancement Fund Class A	1.20%	10/1/2019	1/31/2022
Calvert Emerging Markets Advancement Fund Class I	0.95%	10/1/2019	1/31/2022

Calvert Emerging Markets Equity Fund Class A	1.24%	1/1/2017	1/31/2022
Calvert Emerging Markets Equity Fund Class C	1.99%	1/1/2017	1/31/2022
Calvert Emerging Markets Equity Fund Class I	0.99%	1/1/2017	1/31/2022
Calvert Emerging Markets Equity Fund Class R6	0.92%	1/1/2017	1/31/2022

Calvert International Equity Fund Class A	1.14%	10/1/2019	1/31/2022
Calvert International Equity Fund Class C	1.89%	10/1/2019	1/31/2022
Calvert International Equity Fund Class I	0.89%	10/1/2019	1/31/2022
Calvert International Equity Fund Class R6	0.85%	10/1/2019	1/31/2022

Calvert International Opportunities Fund Class A	1.34%	1/1/2017	1/31/2021
Calvert International Opportunities Fund Class C	2.09%	1/1/2017	1/31/2021
Calvert International Opportunities Fund Class I	1.09%	1/1/2017	1/31/2021
Calvert International Opportunities Fund Class R6	1.05%	1/1/2017	1/31/2021

Calvert Mid-Cap Fund Class A	1.18%	1/1/2017	1/31/2022
Calvert Mid-Cap Fund Class C	1.93%	1/1/2017	1/31/2022
Calvert Mid-Cap Fund Class I	0.93%	1/1/2017	1/31/2022

The Calvert Fund
Calvert High Yield Bond Fund Class A	1.02%	1/1/2017	1/31/2022
Calvert High Yield Bond Fund Class C	1.77%	1/1/2017	1/31/2022
Calvert High Yield Bond Fund Class I	0.77%	1/1/2017	1/31/2022
Calvert High Yield Bond Fund Class R6	0.71%	1/1/2017	1/31/2022

Calvert Income Fund Class A	0.95%	1/1/2017	1/31/2022
Calvert Income Fund Class C	1.70%	1/1/2017	1/31/2022
Calvert Income Fund Class I	0.70%	1/1/2017	1/31/2022

Calvert Long-Term Income Fund Class A4	0.74%	1/1/2017	1/31/2022
Calvert Long-Term Income Fund Class I4	0.49%	1/1/2017	1/31/2022

Calvert Short Duration Income Fund Class A	0.76%	1/1/2017	1/31/2022
Calvert Short Duration Income Fund Class C	1.51%	1/1/2017	1/31/2022
Calvert Short Duration Income Fund Class I	0.51%	1/1/2017	1/31/2022
Calvert Short Duration Income Fund Class R6	0.46%	1/1/2017	1/31/2022

Calvert Ultra-Short Duration Income Fund Class A	0.72%	10/2/2017	1/31/2022
Calvert Ultra-Short Duration Income Fund Class I	0.47%	10/2/2017	1/31/2022
Calvert Ultra-Short Duration Income Fund Class R6	0.43%	10/2/2017	1/31/2022

_______________

[4]	This schedule reflects changes to the current expense reimbursement for Calvert Long-Term Income Fund that will be effective February 1, 2021.
D-3

	Contractual Expense Cap[1]	Effective Date	Termination Date
Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio Class F	0.68%	1/1/2017	4/30/2021
Calvert VP EAFE International Index Portfolio Class I	0.48%	1/1/2017	4/30/2021

Calvert VP Investment Grade Bond Index Portfolio Class F	0.57%	1/1/2017	4/30/2021
Calvert VP Investment Grade Bond Index Portfolio Class I	0.32%	1/1/2017	4/30/2021

Calvert VP Nasdaq 100 Index Portfolio Class F	0.73%	1/1/2017	4/30/2021
Calvert VP Nasdaq 100 Index Portfolio Class I	0.48%	1/1/2017	4/30/2021

Calvert VP Russell 2000 Small Cap Index Portfolio Class F	0.59%	1/1/2017	4/30/2021
Calvert VP Russell 2000 Small Cap Index Portfolio Class I	0.39%	1/1/2017	4/30/2021

Calvert VP S&P 500 Index Portfolio[5]	0.28%	1/1/2017	4/30/2021

Calvert VP S&P MidCap 400 Index Portfolio Class F	0.53%	1/1/2017	4/30/2021
Calvert VP S&P MidCap 400 Index Portfolio Class I	0.33%	1/1/2017	4/30/2021

Calvert VP Volatility Managed Growth Portfolio Class F	0.81%	1/1/2017	4/30/2022

Calvert VP Volatility Managed Moderate Growth Portfolio Class F	0.81%	1/1/2017	4/30/2022

Calvert VP Volatility Managed Moderate Portfolio Class F	0.81%	1/1/2017	4/30/2022

Calvert Variable Series, Inc.
Calvert VP SRI Mid Cap Portfolio[5]	0.99%	1/1/2017	4/30/2021

_______________

[5]	Calvert VP S&P 500 Index Portfolio and Calvert VP SRI Mid Cap Portfolio each offer only one unnamed class of shares.
D-4

Appendix E

NUMBER OF SHARES OUTSTANDING AS OF THE RECORD DATE

Series Name and Classes (if applicable)	Number of Shares Outstanding as of December 22, 2020
(The) Calvert Fund
Calvert High Yield Bond Fund (Classes A, C, I and R6)	13,142,564.015
Calvert Income Fund (Classes A, C and I)	37,147,330.219
Calvert Long-Term Income Fund (Classes A and I)	5,467,212.672
Calvert Short Duration Income Fund (Classes A, C, I and R6)	109,387,506.493
Calvert Ultra-Short Duration Income Fund (Classes A, I and R6)	80,619,912.617

Calvert Impact Fund, Inc.
Calvert Global Energy Solutions Fund (Classes A, C and I)	13,107,965.275
Calvert Global Water Fund (Classes A, C and I)	18,769,240.684
Calvert Green Bond Fund (Classes A, I and R6)	44,314,662.193
Calvert Small-Cap Fund (Classes A, C, I and R6)	62,733,738.869

Calvert Management Series
Calvert Flexible Bond Fund (Classes A, C, I and R6)	13,286,903.585
Calvert Floating-Rate Advantage Fund (Classes A, I and R6)	8,403,933.337
Calvert Responsible Municipal Income Fund (Classes A, C and I)	21,602,288.164

Calvert Responsible Index Series, Inc.
Calvert International Responsible Index Fund (Classes A, I and R6)	11,746,088.316
Calvert US Large-Cap Core Responsible Index Fund (Classes A, C, I and R6)	103,656,886.134
Calvert US Large-Cap Growth Responsible Index Fund (Classes A and I)	3,792,096.902
Calvert US Large-Cap Value Responsible Index Fund (Classes A and I)	35,262,780.373
Calvert US Mid-Cap Core Responsible Index Fund (Classes A and I)	4,188,806.998

Calvert Social Investment Fund
Calvert Balanced Fund (Classes A, C, I and R6)	26,679,012.567
Calvert Bond Fund (Classes A, C, I and R6)	122,018,712.635
Calvert Conservative Allocation Fund (Classes A, C and I)	13,671,784.512
Calvert Equity Fund (Classes A, C, I and R6)	80,549,035.283
Calvert Growth Allocation Fund (Classes A, C and I)	9,103,665.202
Calvert Moderate Allocation Fund (Classes A, C and I)	17,278,203.333

Calvert World Values Fund, Inc.
Calvert Emerging Markets Advancement Fund (Classes A and I)	3,929,338.215
Calvert Emerging Markets Equity Fund (Classes A, C, I and R6)	180,464,447.116
Calvert International Equity Fund (Classes A, C, I and R6)	27,905,108.242
Calvert International Opportunities Fund (Classes A, C, I and R6)	21,334,450.033
Calvert Mid-Cap Fund (Classes A, C and I)	6,726,217.861

Calvert Variable Series, Inc.
Calvert VP SRI Balanced Portfolio (Classes F and I)	165,001,800.577
Calvert VP SRI Mid Cap Portfolio	1,054,255.748

Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio (Classes F and I)	1,324,467.751
Calvert VP Investment Grade Bond Index Portfolio (Classes F and I)	2,522,650.594
Calvert VP Nasdaq 100 Index Portfolio (Classes F and I)	2,122,042.037
Calvert VP Russell 2000 Small Cap Index Portfolio (Classes F and I)	2,448,485.277
Calvert VP S&P 500 Index Portfolio	2,897,686.318
Calvert VP S&P MidCap 400 Index Portfolio (Classes F and I)	4,866,598.332
Calvert VP Volatility Managed Growth Portfolio (Class F)	6,558,841.270
Calvert VP Volatility Managed Moderate Portfolio (Class F)	5,654,222.036
Calvert VP Volatility Managed Moderate Growth Portfolio (Class F)	4,344,082.144

E-1

Appendix F

Form of New CRM Investment Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of this [ ]st day of [ ], 2021, between [ ], a [Massachusetts business trust/Maryland corporation] (the [“Trust”/”Company”]), on behalf of its separate series identified on Schedule A, (each a “Fund” and together the “Funds”), and Calvert Research and Management, a Massachusetts business Trust (the “Adviser”).

1.       Duties of the Adviser. The [Trust/Company] hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of each Fund, subject to the supervision of the [Trustees of the Trust/Directors of the Company], for the period and on the terms set forth in this Agreement.

The Adviser hereby accepts such employment, and undertakes to afford to the [Trust/Company] the advice and assistance of the Adviser’s organization in the choice of investments and in the purchase and sale of securities for each Fund and to furnish for the use of the [Trust/Company] office space and all necessary office facilities, equipment and personnel for servicing the investments of the [Trust/Company] and to pay the salaries and fees of all officers and [Trustees/Directors] of the [Trust/Company] who are members of the Adviser’s organization and all personnel of the Adviser performing services relating to research and investment activities. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the [Trust/Company] in any way or otherwise be deemed an agent of the [Trust/Company].

The Adviser shall provide the [Trust/Company] with such investment management and supervision as the [Trust/Company] may from time to time consider necessary for the proper supervision of each Fund. As investment adviser to the [Trust/Company], the Adviser shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of each Fund’s assets shall be held uninvested, subject always to the applicable restrictions of the [Declaration of Trust/Articles of Incorporation], By-Laws and the [Trust’s/Company’s] Registration Statement for each Fund as filed with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940 and the rules thereunder (the “1940 Act”) (the “Registration Statement”), all as from time to time amended. To the extent provided in the Registration Statement, the Adviser’s investment research and decision making will be guided by its responsible investment principles, as amended from time to time with approval of the Board of [Trustees/Directors] of the [Trust/Company] (the “Board”). The Adviser is authorized, in its discretion and without prior consultation with the [Trust/Company], to buy, sell, and otherwise trade in any and all types of securities, derivatives and investment instruments on behalf of each Fund in accordance with the investment objectives and policies disclosed in such Fund’s Registration Statement. Should the [Trustees/Directors] of the [Trust/Company] at any time, however, make any specific determination as to investment policy for a Fund and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the [Trust/Company], all actions which it deems necessary or desirable to implement the investment policies of the [Trust/Company] and of each Fund.

The Adviser shall place all orders for the purchase or sale of portfolio investments for the account of a Fund either directly with the issuer or with brokers, dealers, futures commission merchants, or other market participants selected by the Adviser, and, to that end, the Adviser is authorized, as the agent of each Fund, to give instructions to the custodian of a Fund as to deliveries of investments and payments of cash for the account of each Fund. In connection with the selection of such brokers, dealers, futures commission merchants, or other market participants and the placing of such orders, the Adviser shall use its best efforts to seek to execute security transactions at prices that are advantageous to a Fund and (when a disclosed commission is being charged) at commission rates that are reasonable in relation to the benefits received. Subject to the policies and procedures adopted by the Board, in selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser and the Adviser is expressly authorized to cause a Fund to pay any broker or dealer who provides such brokerage and research services a commission for executing a security transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to the Fund and to other accounts over which they exercise investment discretion.

F-1

Notwithstanding the foregoing, under this Agreement the Adviser shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of the Funds, nor shall the Adviser be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any administrator, transfer agent, custodian or shareholder servicing agent of the [Trust/Company] or the Funds. The Adviser and/or its affiliates may provide any such aforementioned services under a separate agreement and be separately compensated therefore.

2.       Compensation of the Adviser. For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from a Fund compensation equal to the amount specified in Schedule A hereto payable monthly in arrears on the last business day of each month.

Each Fund’s daily net assets shall be computed in accordance with the [Trust/Company’s] governing documents and any applicable procedures, votes and determinations of the Board. In case of initiation or termination of the Agreement during any month with respect to a Fund, the fee for that month shall be based on the number of calendar days during which it is in effect. The Adviser may, from time to time, waive all or a part of its compensation.

3.       Allocation of Charges and Expenses. The Adviser shall pay the entire salaries and fees of all of the [Trust’s Trustees/Company’s Directors] and officers employed by the Adviser or its affiliates who devote part or all of their time to the affairs of the Adviser or its affiliates, and the salaries and fees of such persons shall not be deemed to be expenses incurred by the [Trust/Company] for purposes of this Section 3. Except as provided in the foregoing sentence, it is understood that the [Trust/Company] will pay all expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by each Fund shall include, without implied limitation:

•	expenses of organizing and maintaining the Fund and continuing its existence;
•	registration of the [Trust/Company] under the Investment Company Act of 1940;
•	commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments;
•	auditing, accounting and legal expenses;
•	taxes and interest;
•	governmental fees;
•	expenses of issue, sale and redemption of shares;
•	expenses of registering and qualifying the [Trust/Company], the Fund and its shares under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund under state securities laws;
•	expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor;
•	expenses of reports to regulatory bodies;
•	insurance expenses;
•	association membership dues;
•	fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts, and determination of net asset values);
•	fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund;
•	expenses for servicing shareholder accounts;
•	any direct charges to shareholders approved by the [Trustees/Directors] of the [Trust/Company];
•	compensation and expenses of [Trustees/Directors] of the [Trust/Company] who are not members of the Adviser’s organization;
•	compensation of the [Trust/Company’s] Administrator;
•	all payments to be made and expenses to be assumed by the Fund in connection with the distribution of Fund shares;
•	any pricing or valuation services employed by the Fund to value its investments including primary and comparative valuation services;
•	any investment advisory, sub-advisory or similar management fee payable by the Fund;
•	all expenses incurred in connection with the Fund’s use of a line of credit; and
•	such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the [Trust/Company] to indemnify its [Trustees/Directors] and officers with respect thereto.
F-2

       4.       Other Interests. The services of the Adviser to the [Trust/Company] and the Funds are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities. It is understood that [Trustees/Directors] and officers of the [Trust/Company] and shareholders of a Fund are or may be or become interested in the Adviser as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise. It is also understood that trustees, officers, employees and shareholders of the Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which the Adviser may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words “Calvert” or the name of any affiliate of Calvert or any combination thereof as part of their name, and that the Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities. It is understood that the Adviser and its affiliates perform investment services, including rendering investment advice, to varied clients. It is understood that the Adviser or any of its affiliates may give advice or take action for other accounts that may differ from, conflict with, or be adverse to advice given or taken for a Fund. It is understood that certain securities or instruments may be held in some accounts but not in others, or the accounts may have different levels of holdings in certain securities or instruments and the accounts may remit different levels of fees to the Adviser. In addition, it is understood that the Adviser or any of its affiliates may give advice or take action with respect to the investments of a Fund that may not be given or taken with respect to one or more accounts with similar investment programs, objectives, and strategies. The [Trust/Company] acknowledges that the Adviser, its affiliates and their respective officers, directors, and/or employees may from time to time have positions in or transact in securities and other investments recommended to clients, including a Fund. Such transactions may differ from or be inconsistent with the advice given, or the timing or nature of the Adviser’s action or actions with respect to a Fund. The Adviser may aggregate a Fund’s orders with orders of its proprietary accounts and/or orders of other clients.

5.       Limitation of Liability of the Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the [Trust/Company] or a Fund or to any shareholder of a Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

The [Trust/Company] expressly acknowledges the provision in the Declaration of Trust of the Adviser (which is on file with the Secretary of the Commonwealth of Massachusetts) limiting the personal liability of the trustees of the Adviser and the officers, employees, shareholders and agents of the Adviser, and the [Trust/Company] hereby agrees that its sole recourse for payment of claims or obligations as between the Adviser and the [Trust/Company] arising out of this Agreement shall be against the Adviser and shall not seek satisfaction from the [Trustees/Directors], or any trustee, officer, employee, shareholder or agent of the Adviser.

6.       Sub-Advisers. The Adviser may employ one or more sub-advisers from time to time to perform such of the acts and services of the Adviser, including the selection of brokers or dealers or other persons to execute a Fund’s portfolio security transactions, and upon such terms and conditions as may be agreed upon between the Adviser and such sub-adviser and approved by the [Trustees/Directors] of the [Trust/Company], all as permitted by the 1940 Act. The performance by each such sub-adviser of its obligation under any such agreement shall be supervised by the Adviser. Further, the Adviser may, with the approval of the [Trustees/Directors] of the [Trust/Company] and without the vote of any shareholders of the Fund, terminate any agreement with any sub-adviser and/or enter into an agreement with one or more other sub-advisers, all as permitted by the 1940 Act or an exemption therefrom. In the event a sub-adviser is employed, the Adviser retains the authority to immediately assume responsibility for any functions delegated to a sub-adviser, subject to approval by the Board and any required notice to the sub-adviser.

7.       Duration and Termination of this Agreement. This Agreement shall become effective with respect to each Fund listed on Schedule A upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of such Fund (with respect to that particular Fund) and (ii) by the vote of a majority of those [Trustees/Directors] of the [Trust/Company] who are not interested persons of the Adviser or the [Trust/Company] cast at a meeting called for the purpose of voting on such approval.

F-3

Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of [Trustees/Directors] of the [Trust/Company] or the trustees of the Adviser, as the case may be, and the [Trust/Company] may, at any time upon such written notice to the Adviser, terminate this Agreement with respect to a particular Fund by vote of a majority of the outstanding voting securities of that Fund. This Agreement shall terminate automatically in the event of its assignment.

8.       Amendments of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved in a manner consistent with the requirements of the 1940 Act.

9.       Limitation of Liability. [The Adviser expressly acknowledges the provisions in the Declaration of Trust of the Trust (which is on file with the Secretary of the Commonwealth of Massachusetts) limiting the personal liability of the Trustees, officers, employees and agents of the Trust and the shareholders of the Funds, and the Adviser hereby agrees that its sole recourse for payment of claims or obligations as between the Trust or the Funds and the Adviser arising out of this Agreement shall be against the Trust or the Funds, as applicable, and it shall not seek satisfaction from the Trustees, officers, employees or agents of the Trustor shareholder of the Funds.]

With respect to any claim by the Adviser for recovery of that portion of any fees (or any other liability of a Fund arising under this Agreement) payable by a particular Fund, the Adviser will have recourse solely against the assets of that Fund to satisfy the claim and will have no recourse against the assets of any other Fund.

10.       Use of the Name “Calvert”. The Adviser hereby consents to the use by the Fund of the name “Calvert” as part of each Fund’s name; provided, however, that such consent shall be conditioned upon the employment of the Adviser or one of its affiliates as the investment adviser or administrator of that Fund. The name “Calvert” or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and other investment companies that have obtained consent to the use of the name “Calvert”. The Adviser shall have the right to require a Fund to cease using the name “Calvert” as part of the Fund’s name if the Fund ceases, for any reason, to employ the Adviser or one of its affiliates as the Fund’s investment adviser or administrator. Future names adopted by the Fund for itself, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.

11.       No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, and there are no third-party beneficiaries of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any shareholder or person other than the Fund(s) in question (including without limitation any shareholder in any Fund) any direct, indirect, derivative or other rights against the Adviser, or (ii) create or give rise to any duty or obligation on the part of the Adviser (including without limitation any fiduciary duty) to any shareholder or person other than a Fund, all of which rights, benefits, duties and obligations are hereby expressly excluded.

12.       Certain Definitions. The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by any rule, regulation or order by the SEC. The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of the shares of the Fund present or represented by proxy at the meeting if the shareholders of more than 50 per centum of the outstanding shares of the Fund are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding shares of the Fund. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such order, rule, regulation, interpretative release, or guidance.

13.        Force Majeure. The Adviser shall not be liable for any loss or breach hereunder occurring directly or indirectly by reason of any event or circumstance, whether foreseeable or unforeseeable, which despite the taking of commercially reasonable measures is beyond its reasonable control, including without limitation: extraordinary forces of nature and natural disasters, such as floods, hurricanes, severe storms (storms with wind, rain or hail forces comparable to a hurricane but not meeting technical hurricane criteria), tornados, earthquakes and wildfires; national or local states of emergencies; epidemics; action or inaction of civil or military authority; war, terrorism, riots or insurrection; criminal acts; building or area evacuations ordered by lawful authority; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; denial of service attacks; or functions or malfunctions of the internet caused

F-4

by any of the foregoing (all and any of the foregoing being an "Event Beyond Reasonable Control"). Upon the occurrence of an Event Beyond Reasonable Control, the Adviser shall be excused from any non-performance caused by the Event Beyond Reasonable Control for so long as the Event Beyond Reasonable Control or damages caused by it prevail and the Adviser continues to use commercially reasonable efforts to attempt to perform the obligation so impacted, including invoking disaster recovery or business continuity plans when applicable.

14.       Miscellaneous.

(a)       If any term or provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(b)       Choice of Law and Forum for Adjudication of Disputes. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. Any legal action or proceeding with respect to this Agreement or the services provided hereunder or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the state courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts and each party hereto submits with regard to any action or proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process; (b) that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(c)       Captions. The captions in this agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)       This Agreement may be executed by the parties hereto in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature page follows]

F-5

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

[ ] on behalf of its series identified on Schedule A, severally and not jointly

By:

Calvert Research and Management

By:

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Schedule A

As compensation pursuant to Section 2 of the Agreement, the Adviser is entitled to receive an annual investment advisory fee (the “Fee”) as shown below.

[Fee Schedule]

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Appendix G

INVESTMENT ADVISORY AGREEMENTS DATES AND APPROVALS

	Date of Current Advisory Agreement	Date Current Advisory Agreement was last Submitted to Shareholder Vote	Purpose of Last Submission of Current Advisory Agreement to Shareholder Vote (e.g., Original Approval)	Date of Last Approval by Board of Trustees of and Other Actions Taken with Respect to Continuance of Current Advisory Agreement
(The) Calvert Fund
Calvert High Yield Bond Fund	12/31/2016	1/27/2017	Original Approval	3/4/2020
Calvert Income Fund	12/31/2016	1/27/2017	Original Approval	3/4/2020
Calvert Long-Term Income Fund	12/31/2016	12/23/2016	Original Approval	3/4/2020
Calvert Short Duration Income Fund	12/31/2016	1/27/2017	Original Approval	3/4/2020
Calvert Ultra-Short Duration Income Fund	12/31/2016	12/23/2016	Original Approval	3/4/2020

Calvert Impact Fund, Inc.
Calvert Global Energy Solutions Fund	12/31/2016	1/6/2017	Original Approval	3/4/2020
Calvert Global Water Fund	12/31/2016	1/6/2017	Original Approval	3/4/2020
Calvert Green Bond Fund	12/31/2016	12/23/2016	Original Approval	3/4/2020
Calvert Small-Cap Fund	12/31/2016	2/15/2017	Original Approval	3/4/2020

Calvert Management Series
Calvert Flexible Bond Fund	12/31/2016	12/23/2016	Original Approval	3/4/2020
Calvert Floating-Rate Advantage Fund	12/31/2016[1]	10/9/2017	Original Approval[2]	3/4/2020
Calvert Responsible Municipal Income Fund	12/31/2016	12/23/2016	Original Approval	3/4/2020

Calvert Responsible Index Series, Inc.
Calvert International Responsible Index Fund	12/31/2016	12/23/2016	Original Approval	3/4/2020
Calvert US Large-Cap Core Responsible Index Fund	12/31/2016	2/15/2017	Original Approval	3/4/2020
Calvert US Large-Cap Growth Responsible Index Fund	12/31/2016	12/23/2016	Original Approval	3/4/2020
Calvert US Large-Cap Value Responsible Index Fund	12/31/2016	12/23/2016	Original Approval	3/4/2020
Calvert US Mid-Cap Core Responsible Index Fund	12/31/2016	1/6/2017	Original Approval	3/4/2020

Calvert Social Investment Fund
Calvert Balanced Fund	12/31/2016	1/27/2017	Original Approval	3/4/2020
Calvert Bond Fund	12/31/2016	1/27/2017	Original Approval	3/4/2020
Calvert Conservative Allocation Fund	12/31/2016	12/23/2016	Original Approval	3/4/2020
Calvert Equity Fund	12/31/2016	1/27/2017	Original Approval	3/4/2020
Calvert Growth Allocation Fund	12/31/2016	1/6/2017	Original Approval	3/4/2020
Calvert Moderate Allocation Fund	12/31/2016	1/6/2017	Original Approval	3/4/2020

Calvert World Values Fund, Inc.
Calvert Emerging Markets Advancement Fund	12/31/2016[3]	10/1/2019	Original Approval[2]	9/10/2019
Calvert Emerging Markets Equity Fund	12/31/2016	1/6/2017	Original Approval	3/4/2020
Calvert International Equity Fund	12/31/2016	2/15/2017	Original Approval	3/4/2020
Calvert International Opportunities Fund	12/31/2016	1/6/2017	Original Approval	3/4/2020
Calvert Mid-Cap Fund	12/31/2016	1/27/2017	Original Approval	3/4/2020

Calvert Variable Series, Inc.
Calvert VP SRI Balanced Portfolio	12/31/2016	12/16/2016	Original Approval	3/4/2020
Calvert VP SRI Mid Cap Portfolio	12/31/2016	12/16/2016	Original Approval	3/4/2020

Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio	12/31/2016	12/16/2016	Original Approval	3/4/2020
Calvert VP Investment Grade Bond Index Portfolio	12/31/2016	12/16/2016	Original Approval	3/4/2020
Calvert VP Nasdaq 100 Index Portfolio	12/31/2016	12/16/2016	Original Approval	3/4/2020
Calvert VP Russell 2000 Small Cap Index Portfolio	12/31/2016	12/16/2016	Original Approval	3/4/2020
Calvert VP S&P 500 Index Portfolio	12/31/2016	12/16/2016	Original Approval	3/4/2020
Calvert VP S&P MidCap 400 Index Portfolio	12/31/2016	12/16/2016	Original Approval	3/4/2020
Calvert VP Volatility Managed Growth Portfolio	12/31/2016	12/16/2016	Original Approval	3/4/2020
Calvert VP Volatility Managed Moderate Portfolio	12/31/2016	12/16/2016	Original Approval	3/4/2020
Calvert VP Volatility Managed Moderate Growth Portfolio	12/31/2016	12/16/2016	Original Approval	3/4/2020

______________

[1]	The Fund became a party to Calvert Management Series’ investment advisory agreement dated December 31, 2016, effective October 10, 2017.
[2]	For Calvert Floating-Rate Advantage Fund and Calvert Emerging Markets Advancement Fund, “Original Approval” means approval by the sole initial shareholder prior to public offering of the Fund.
[3]	The Fund became a party to Calvert World Values Fund, Inc.’s investment advisory agreement dated December 31, 2016, effective October 1, 2019.
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Appendix H

Board Considerations: All Proposals

Overview of the Board Evaluation Process – Calvert Funds

Following the public announcement of the Transaction, the Board members who are not “interested persons” (as defined in the 1940 Act) of the Funds or CRM (the “Independent Board Members”), met on October 8, 2020 with their independent legal counsel. During that meeting, the Independent Board Members preliminarily discussed the Transaction and the implications of the Transaction on the Funds and CRM. At the request of the Independent Board Members, their counsel discussed the various actions that they and the Funds’ shareholders would be asked to take in connection with the Transaction, including requesting information from CRM and Morgan Stanley concerning the Transaction and its implications for the Funds.

On October 14, 2020, during a telephonic meeting of the Boards, senior representatives of CRM provided an overview of the Transaction and Morgan Stanley to the Independent Board Members and their counsel. The senior representatives of CRM also discussed the anticipated benefits of the Transaction to CRM and the Funds. They also indicated that they expected that the operations of CRM and the Funds would be maintained substantially in their current forms after the Closing of the Transaction.

In connection with the proposed Transaction, the Independent Board Members, assisted by their independent legal counsel, requested extensive information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Request for Information”).

On November 18, 2020, during a telephonic meeting of the Boards, senior representatives of CRM discussed certain matters related to the Transaction with the Independent Board Members and their counsel. The senior representatives of CRM indicated that CRM and Morgan Stanley were in the process of preparing a response to the Request for Information and that senior representatives of CRM and Morgan Stanley would be prepared to discuss their response and any other matters related to the Transaction with the Independent Board Members at the Boards’ December 8, 2020 meeting.

On December 1, 2020, during a video conference meeting, the Independent Board Members reviewed CRM’s and Morgan Stanley’s response to the Request for Information (the “Response”) and discussed the information contained in the Response amongst themselves and with their counsel. During that meeting, the Independent Board Members received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and new investment advisory agreements and new investment sub-advisory agreements (the “New Agreements”). Following that meeting, the Independent Board Members, assisted by their counsel, requested additional information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Supplemental Request for Information”).

In connection with the proposed Transaction and their consideration of the New Agreements, the Board members, including all of the Independent Board Members, met with senior representatives of EVC, CRM and Morgan Stanley at a meeting held on December 8, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders and any remaining matters concerning the Response and CRM’s and Morgan Stanley’s response to the Supplemental Request for Information. During the meeting, senior representatives of Morgan Stanley made presentations to, and responded to questions from, the Board members. After the presentations and discussions with senior representatives of EVC, CRM and Morgan Stanley, the Independent Board Members met in executive session with their counsel to consider the Transaction, the New Agreements and related matters.

Each Board’s evaluation of the New Agreements included consideration of the information provided specifically in regard to the New Agreements as well as, where relevant, information that previously had been provided to the Board in connection with the most recent annual contract renewal of the Funds’ current contractual arrangements at a meeting held on March 4, 2020.

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In the course of their deliberations regarding the New Agreements, the Board members considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM, its affiliates and the Sub-Advisers, including the personnel who would be providing such services; Morgan Stanley’s financial condition; the proposed advisory and sub-advisory fees; comparative fee and expense information for the Funds and for comparable funds managed by CRM and its affiliates; the anticipated profitability of the Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by Morgan Stanley, CRM, and their affiliates from their relationship with the Funds; the effect of each Fund’s projected growth and size on such Fund’s performance and expenses; and CRM’s and the Sub-Advisers’ compliance programs.

In considering the nature, extent, and quality of the services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Agreements, the Board members took into account information relating to CRM’s and the Sub-Advisers’ operations and personnel, including, among other information, biographical information on their investment, supervisory, and professional staff, as applicable, and descriptions of their organizational and management structure. The Board members considered the investment strategies used in managing the Funds and the performance of other funds managed by the investment teams at CRM and its affiliates that would be managing the Funds. The Board members also took into account, as applicable, CRM’s and the Sub-Advisers’ proposed staffing and overall resources. CRM’s administrative capabilities were also considered. The Board members concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Advisory Agreements.

In considering the management style and investment strategies that CRM and the Sub-Advisers, as applicable, proposed to use in managing the Funds, the Board members took into consideration certain comparative performance information for the Funds prepared by an independent data provider. The Board members also considered information regarding the financial condition of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry. The Board members took into account that the Funds’ investment objectives, investment strategies and portfolio managers were not expected to change after the Closing of the Transaction. Based upon their review, the Board members concluded that CRM and the Sub-Advisers, as applicable, are qualified to manage each Fund’s assets in accordance with the Funds’ investment objectives and investment strategies and that the investment strategies continued to be appropriate for pursuing each Fund’s investment objective(s).

In considering each Fund’s proposed fees and estimated expenses, the Board members considered certain comparative fee and expense data prepared by an independent data provider. The Board members also took into account that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members further took into account that no changes in the Funds’ current expense limitations were being proposed in connection with the Transaction. Based upon their review, the Board members concluded that the proposed advisory and sub-advisory fees were reasonable in view of the quality of services to be received by the Funds from CRM and the Sub-Advisers, as applicable.

In reviewing the anticipated profitability of the advisory fees to CRM and its affiliates, the Board members considered the fact that affiliates of CRM would be providing shareholder servicing, administrative, distribution, and sub-advisory services to the Funds for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Funds. The Board also considered that CRM and Morgan Stanley would likely derive benefits to their reputations and other indirect benefits from their relationship with the Funds. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the anticipated profitability of the Funds to the Sub-Advisers was not a material factor in the Board’s deliberations concerning the entering into of the New Agreements. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Funds was reasonable.

The Board members considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board members took into account management’s discussion of the Funds’ proposed advisory and sub-advisory fees, noting that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members also noted that the advisory and sub-advisory fee schedules for certain Funds will contain one or more breakpoints that will reduce the respective advisory and sub-advisory fee rates on assets above specified levels as the applicable Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory and sub-advisory fee schedules. The Board members determined that adding breakpoints at specified levels to the advisory and sub-

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advisory fee schedules of the Funds that did not currently have breakpoints would not be appropriate at this time. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the Board did not consider the potential economies of scale from the Sub-Advisers’ management of the Funds to be a material factor in the Board’s deliberations concerning the entering into of the New Agreements. The Board members noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.

In considering the approval of the New Agreements, the Board members also considered the following matters:

i.	their belief that the Transaction will benefit the Funds;

ii.	CRM’s and the Sub-Advisers’ intentions to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies, which, where applicable, includes continuing to manage the Fund pursuant to responsible investment criteria as described in the Fund’s prospectus;

iii.	the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

iv.	Morgan Stanley’s commitment to maintain the investment autonomy of CRM;

v.	Morgan Stanley’s and CRM’s commitment to maintaining the nature, quality and extent of services provided to the Funds by CRM and its affiliates following the Closing of the Transaction;

vi.	Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

vii.	confirmation that the current senior management team at CRM has indicated its strong support of the Transaction;

viii.	a commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act; and

ix.	a commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.

In approving the New Agreements, the Board members did not identify any single factor as controlling, and each Board member may have attributed different weight to various factors.

The Board members reached the following conclusions regarding the New Agreements, among others: (a) CRM and the Sub-Advisers have demonstrated that they possess the capability and resources to perform the duties required of them under the New Agreements; (b) CRM and the Sub-Advisers are qualified to manage the applicable Fund’s assets in accordance with such Fund’s investment objective(s) and investment strategies; (c) CRM’s and the Sub-Advisers’ proposed investment strategies are appropriate for pursuing the applicable Fund’s investment objective(s); and (d) the proposed advisory and sub-advisory fees are reasonable in view of the quality of the services to be received by each Fund from CRM and the Sub-Advisers, as applicable. Based upon the foregoing considerations, at the meeting of the Board held on December 8, 2020, the Board members, including all of the Independent Board Members, unanimously approved the New Agreements and determined to recommend their approval to the shareholders of the Funds. In voting its approval of the New Agreements at the meeting, the Board relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

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Appendix I

Form of New EVAIL and Atlanta Capital Investment Sub-Advisory Agreements

CALVERT [ ] FUND

INVESTMENT SUB-ADVISORY AGREEMENT

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”) effective this [ ] day of [ ] 2021 is between Calvert Research and Management (“Adviser”), a Massachusetts business trust, and [ ], a [ ], (“Sub-Adviser”).

WHEREAS, Calvert [ ] (“Fund”), a series of [ ] ([“Trust”/”Company”]), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, management investment company; and

WHEREAS, pursuant to an Investment Advisory Agreement dated [ ], 2021 (“Advisory Agreement”), a copy of which has been provided to the Sub-Adviser, the [Trust/Company] has retained the Adviser to render investment advisory services to the Fund (as described more fully below); and

WHEREAS, pursuant to authority granted to the Adviser in the Advisory Agreement, the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund and the Adviser, and the Sub-Adviser is willing to furnish such services to the Fund and the Adviser.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

1.       Appointment. The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for and to manage the investment and reinvestment of that portion of the Fund’s assets that shall be allocated to the Sub-Adviser (“Portfolio”), subject to the supervision of the Adviser, for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services set forth herein for the period and on the terms set forth in this Agreement.

Subject to the requirements of the 1940 Act, the Adviser has the authority in its discretion to alter the allocation of the Fund’s assets among the Sub-Adviser, the Adviser and any other appointed sub-adviser.

2.       Sub-Adviser Duties. Subject to the supervision of the Board of [Trustees/Directors] (the “Board”) and the Adviser, the Sub-Adviser will provide a continuous investment program for the Portfolio and determine, in its discretion and subject to Section 3 of this Agreement, the composition of the assets of the Portfolio, including the determination of the purchase, retention, or sale of the securities, cash, and other investments for the Portfolio. Subject to Section 3 of this Agreement, the Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sale, and reinvestment of the Portfolio’s assets by determining (a) the securities and other investments that shall be purchased, entered into, sold, closed, and/or exchanged for the Portfolio; (b) when these transactions should be executed, and (c) what portion of the assets of the Portfolio should be held in various securities and other investments in which the Fund is permitted to invest. In accordance with the terms of this Agreement, the Sub-Adviser is authorized, in its sole discretion, to buy, sell, and otherwise trade in any of the types of securities and investment instruments in accordance with the investment objectives and policies disclosed in the [Trust’s/Company’s] Registration Statement for the Fund as filed with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (“1933 Act”), and the 1940 Act, as from time to time amended (“Registration Statement”).

The Sub-Adviser will provide the services under this Agreement in accordance with the [Trust’s Declaration of Trust/Company’s Articles of Incorporation], By-Laws, and the Fund’s investment objective(s), policies and procedures and restrictions as stated in the Registration Statement. The Adviser shall provide the Sub-Adviser with copies of the [Trust’s Declaration of Trust/Company’s Articles of Incorporation], By-Laws and any amendment to the Registration Statement promptly following its filing with the SEC as well as any sticker supplements to the Fund’s prospectus or statement of additional information relevant to the Sub-Adviser or its management of the Fund. Sub-Adviser’s services under this Agreement may also be subject to any other investment parameters for the Fund (including portfolio risk limits) that are mutually agreed to in writing by the Adviser and the Sub-Adviser.

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       The Sub-Adviser further agrees as follows:

a.       The Sub-Adviser shall perform its duties hereunder in accordance with (i) the 1940 Act and all rules and regulations thereunder, (ii) all other applicable federal and state laws and regulations, (iii) any procedures adopted by the Board and deemed applicable by the Adviser to the Fund (provided that the Sub-Adviser has been or will be provided by the Adviser with a copy of any current or future procedures and has been provided with a reasonable period of time to understand and adapt to such procedures) (“Fund Procedures”), (iv) the provisions of the Fund’s Registration Statement (as described above), and (v) the Sub-Adviser’s operating policies and procedures provided to the Adviser. The Sub-Adviser shall exercise reasonable care in the performance of its duties under the Agreement. With respect to (iii) above, by executing this Agreement, the Sub-Adviser acknowledges that it has received from the Adviser written copies of the current Fund Procedures and has had a reasonable period of time to understand and adapt to such Procedures.

b.       The Sub-Adviser will manage the Portfolio so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (“Code”). The Sub-Adviser shall not be responsible for compliance with Section 851 of the Code with respect to any portions of the Fund that are not part of the Portfolio.

c.        The Sub-Adviser agrees to take appropriate action (which includes voting) with respect to all proxies for the Fund’s portfolio investments in a timely manner in accordance with the Fund’s Proxy Voting Guidelines (a copy of which has been provided to the Sub-Adviser) to the extent that the Sub-Adviser receives timely notice that the Adviser no longer will be voting proxies for the Fund’s portfolio investments. When the Adviser has assumed responsibility for voting proxies for the Fund’s portfolio investments pursuant to the Fund’s Proxy Voting Guidelines, the Sub-Adviser agrees to assist, to the extent necessary, to facilitate the Adviser's timely receipt of all proxies for the Fund’s portfolio investments, which the Adviser, in turn, will vote.

d.       The Sub-Adviser will assist the [Trust’s/Company’s] Custodian (“Custodian”) and the Adviser in determining or confirming, consistent with the relevant Fund Procedures and as stated in the Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Custodian or the Adviser seeks assistance from, or identifies for review by, the Sub-Adviser and otherwise perform such duties as sub-adviser for the Portfolio as are specifically described in such Fund Procedures. The parties acknowledge that the Sub-Adviser is not a custodian of the [Trust’s/Company’s] assets and will not take possession or custody of such assets.

e.       Following the end of each of the Fund’s fiscal quarters, the Sub-Adviser will assist the Fund’s administrator in its preparation of any reports required by applicable rules and regulations, such as Form N-CSR, Form N-CEN, and Form N-PORT, to be filed by the Fund as well as any discussion of the Portfolio’s performance required by applicable law. The Sub-Adviser will also provide periodic commentaries regarding the performance of the Portfolio as reasonably requested by the Adviser, which shall be subject to review and approval by the Adviser. The Sub-Adviser also will provide to the [Trust/Company]any certifications relating to the content of any such report, discussion or commentary as required by relevant Fund Procedures or as is otherwise reasonably requested by the [Trust/Company].

f.       The Sub-Adviser will complete and deliver to the Adviser for each quarter by the 10th calendar day of the following quarter (i) a written compliance checklist in a form provided by the Adviser, (ii) a written investment oversight questionnaire in a form provided by the Adviser, (iii) a risk management and related analytic report in a format agreed to in advance by the Adviser and Sub-Adviser, and (iv) such other reports as may be reasonably requested by the Adviser.

g.       The Sub-Adviser will make available to the [Trust/Company] and the Adviser, promptly upon request, any of the investment records and ledgers for the Portfolio maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the Custodian, portfolio accounting agent or other service providers for the [Trust/Company]) as are necessary to assist the [Trust/Company] and the Adviser in complying with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules under each, as well as other applicable securities laws. The Sub-Adviser will furnish to regulatory authorities, having the requisite authority over the Fund, any information or reports in connection with the Sub-Adviser’s services to the Fund and the Adviser that may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

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       h.       The Sub-Adviser will provide periodic reports to the Board (for consideration at meetings of the Board) on the investment program for the Portfolio and the investments in the Portfolio in a format agreed to in advance by the Adviser and Sub-Adviser and such other special reports as the Board or the Adviser may reasonably request, provided the format of such special reports is agreed to in advance by the Adviser and Sub-Adviser.

i.       The Sub-Adviser will maintain a fidelity bond, as well as insurance for its directors and officers and errors and omissions in an adequate amount based on the Sub-Adviser’s assets under management and the scope of its business.

3.       Application of Responsible Investment Criteria. To the extent provided in the Registration Statement, the Adviser is responsible for providing investment research and decision making to the Fund using its responsible investment principles, which may be amended from time to time with approval of the Board. The Sub-Adviser will buy only those securities permitted by the Fund's investment program and determined by the Adviser to meet the responsible investment criteria and of which the Sub-Adviser has been notified. In the event that the Adviser notifies the Sub-Adviser that a security already in the Portfolio no longer meets the Fund’s responsible investment criteria, the Adviser shall instruct the Sub-Adviser as to whether the Sub-Adviser should dispose of the security immediately or at such time as the Sub-Adviser believes would be least detrimental to the Fund. To the extent instructed by the Adviser, the Sub-Adviser shall have no liability for the properly executed disposition of any securities under this sub-paragraph. With respect to this sub-paragraph, the means by which the Adviser shall notify the Sub-Adviser shall be mutually agreed upon by the parties.

4.       Broker-Dealer Selection and Portfolio Transaction Information. The Sub-Adviser shall place all orders for the purchase or sale of portfolio investments for the account of the Fund either directly with the issuer or with brokers, dealers, futures commission merchants, or other market participants selected by the Sub-Adviser, and, to that end, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the Custodian as to deliveries of investments and payments of cash for the account of the Fund. In connection with the selection of such brokers, dealers, futures commission merchants, or other market participants and the placing of such orders, the Sub-Adviser shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Fund and (when a disclosed commission is being charged) at commission rates that are reasonable in relation to the benefits received. Subject to the policies and procedures adopted by the Board, in selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Sub-Adviser and the Sub-Adviser is expressly authorized to cause the [Trust/Company]to pay any broker or dealer who provides such brokerage and research services a commission for executing a security transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Fund and to other accounts over which they exercise investment discretion.

The Sub-Adviser will arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the Custodian to perform its administrative and recordkeeping responsibilities with respect to the [Trust/Company].

5.       Disclosure about Sub-Adviser. The Sub-Adviser has received and reviewed the most current amendment to the Registration Statement for the [Trust/Company] relating to the offering of Fund shares that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser and its investment process or personnel, and securities or other investments permitted for investment for the Portfolio, including the risks of such securities or other investments, such Registration Statement, as of the date hereof, contains no untrue statement of any material fact or omits to state a material fact that would be necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser agrees to promptly notify the Adviser of any changes to the above referenced information within the Registration Statement that are necessary for the Registration Statement to remain accurate or to ensure that the Registration Statement contains no untrue statement of any material fact or omits to state a material fact that would be necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Adviser hereby acknowledges that it has received a copy of the Sub-Adviser’s Form ADV (as filed with the SEC) prior to entering into this Agreement.

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       6.       Duties of the Adviser. The Adviser undertakes to provide the Sub-Adviser with reasonable advance written notice of any action taken by the Adviser or the [Trust’s/Company’s] Board that is likely to have any impact on the Sub-Adviser or its ability to provide services under this Agreement including, without limitation, any change to (i) the Fund’s investment objective, strategies, policies, and restrictions, (ii) the Fund Procedures, or (iii) the Fund’s Registration Statement as it relates to the services provided by the Sub-Adviser to the Fund. The Adviser agrees that, provided it is within its ability, it will allow for a reasonable implementation period for any such action and Sub-Adviser agrees it will make a reasonable effort to implement any such action within such implementation period.

7.       Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its duties under this Agreement, including, but not limited to, rental and overhead expenses, expenses of the Sub-Adviser’s personnel, insurance of the Sub-Adviser and its personnel, research services (except as permitted under the Fund Procedures), and taxes of the Sub-Adviser.

The Sub-Adviser shall bear all expenses and costs of the [Trust/Company] (including reasonable attorney’s fees), if any, arising out of a termination or possible termination of this Agreement as a result of an assignment caused by a change of control or management of the Sub-Adviser, including the preparation and mailing of an information statement to shareholders pursuant to a “manager-of-managers” exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply in any circumstance in which the Adviser, in consultation with internal or outside counsel to the [Trust/Company], deems that an actual or possible assignment of this Agreement has or may occur, and determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

The Sub-Adviser will not be responsible for extraordinary expenses relating to inspections, investigations, inquiries and other actions by regulatory authorities except to the extent that such extraordinary expenses specifically relate to the Sub-Adviser’s services provided to the Portfolio or are the result of the actions or omissions of the Sub-Adviser or any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act is a Controlling Person of the Sub-Adviser.

The Adviser and the [Trust/Company] shall be responsible for all expenses of the Fund’s and Adviser’s operations including, without limitation, those described in the Advisory Agreement.

8.       Compensation. For the services provided to the Fund, the Adviser will pay the Sub-Adviser an annual fee equal to the amount specified in Schedule A hereto payable monthly in arrears on the last business day of each month. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect. The Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser. The [Trust/Company]shall have no liability for Sub-Adviser’s fee hereunder.

Any compensation payable under this paragraph shall exclude any assets invested under the Fund’s High Social Impact Investments and/or Special Equities programs.

[9.       Use of the Name “[ ].” The Sub-Adviser hereby consents to the use of the name “[ ]” as part of the Fund’s name; provided, however, that such consent shall be conditioned upon the employment of the Sub-Adviser or one of its affiliates as the investment sub-adviser of the Fund. The name “[ ]” or any variation thereof may be used, from time to time, in other connections and for other purposes by the Sub-Adviser and its affiliates and other investment companies that have obtained consent to the use of the name “[ ].” The Sub-Adviser shall have the right to require the Fund to cease using the name “[ ]” as part of the Fund’s name if the Adviser ceases, for any reason, to employ the Sub-Adviser or one of its affiliates as the Fund’s investment sub-adviser. Future names adopted by the Fund for itself, insofar as such names include identifying words requiring the consent of the Sub-Adviser, shall be the property of the Sub-Adviser and shall be subject to the same terms and conditions.]

10.       Compliance.

a.       As required by Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted written policies and procedures reasonably designed to prevent violation by it, or any of its supervised persons, of the Advisers Act and the rules under the Advisers Act and all other laws and regulations relevant to the performance of its duties under this Agreement (“Sub-Adviser Procedures”). The Sub-Adviser has designated a chief compliance officer (“CCO”) responsible for administering the Sub-Adviser Procedures. The CCO shall provide to the Adviser and/or the [Trust/Company]and their respective CCOs written compliance reports relating to the operations and compliance

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procedures of the Sub-Adviser as may be required by law or regulation or as are otherwise reasonably requested. The Sub-Adviser agrees to implement other or additional compliance techniques as the Adviser or the Board may reasonably request, including written compliance procedures, provided that doing so would not cause the Sub-Adviser to incur additional significant fees or expenses or otherwise conflict with the Sub-Adviser’s compliance program.

b.       The Sub-Adviser agrees that, if legally permitted, it shall promptly notify (orally or in writing), the Adviser and the [Trust/Company]if the SEC has: commenced an examination of the Sub-Adviser, censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; commenced proceedings or an investigation (formally or informally) that may result in any of these actions; or corresponded with the Sub-Adviser including sending a deficiency letter or raising issues about the business, operations, or practices of the Sub-Adviser, which may have a material impact on the Sub-Adviser’s ability to manage the Portfolio. The Sub-Adviser further agrees to promptly notify the Adviser and the [Trust/Company]upon detection of any breach of any of the Fund Procedures or material violation of any applicable law or regulation, including the 1940 Act and Subchapter M of the Code, relating to the Portfolio, or upon detection of any violation of the Sub-Adviser Procedures that relate to the Portfolio or Sub-Adviser’s activities as an investment sub-adviser generally. The Sub-Adviser further agrees to promptly notify the Adviser and the [Trust/Company] of any material fact known to the Sub-Adviser relating to the Sub-Adviser that is not contained in the Fund’s Registration Statement, prospectus or statement of additional information, or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

c.       The Adviser agrees that it shall promptly notify, if legally permitted, the Sub-Adviser (1) in the event that the SEC has censured the Adviser or the [Trust/Company]with respect to the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the [Trust/Company]has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) of any regulatory matter involving the Fund’s investments or investment practices.

d.       The Sub-Adviser will provide the Adviser with such reports, presentations, certifications and other information as the Adviser may reasonably request from time to time concerning the business and operations of the Sub-Adviser in performing services hereunder or generally concerning the Sub-Adviser’s investment advisory services, the Sub-Adviser’s compliance with applicable federal, state and local law and regulations, and other matters that are likely to have a material impact on the Sub-Advisers duties hereunder.

11.       Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the [Trust/Company] and further agrees to surrender promptly to the [Trust/Company] any of such records upon the [Trust’s/Company’s] or the Adviser’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

12.       Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement, the Fund or the [Trust/Company]. Subject to the foregoing, each party shall treat as confidential all information pertaining to the Sub-Adviser, Adviser, the Fund or its shareholders or the [Trust/Company] (as applicable), their actions with respect to the Fund and the [Trust/Company], and the business, operations and clients of the Adviser and the Sub-Adviser, except that the aforesaid information need not be treated as confidential if (a) required to be disclosed under applicable law, (b) generally available to the public through means other than by disclosure by the parties, or (c) available from a source other than the Adviser, Sub-Adviser or the [Trust/Company]. Sub-Adviser acknowledges that the Adviser will have continuous access to the Portfolio’s holdings and information relating to Portfolio management that is in the possession of the Fund’s custodian.

Neither the Adviser nor Sub-Adviser shall disclose or disseminate non-public information regarding the Portfolio, including a list of portfolio securities identified as being held by the Portfolio, which it receives or has access to in the course of performing its duties under this Agreement except as may be permitted by relevant Fund Procedures. Neither party shall use its knowledge of non-public information regarding the Portfolio as a basis to place or recommend any securities transactions for its own benefit, or the benefit of one or more of its clients, to the detriment of the Fund. To the extent that either Party has delegated any duties or services to an affiliate or a third-party, it shall ensure that any such affiliate or third-party abides by the confidentiality provision of this Section 12. Each Party shall ensure that any such affiliate or third-party shall enter into a written confidentiality agreement providing for the non-disclosure of such non-public information. Notice of such agreement shall be provided to the [Trust/Company].

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13.        Other Interests. It is understood that [Trustees/Directors] and officers of the [Trust/Company] and shareholders of the Fund are or may be or become interested in the Sub-Adviser as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of the Sub-Adviser are or may be or become similarly interested in the Fund, and that the Sub-Adviser may be or become interested in the Fund as a shareholder or otherwise. It is also understood that trustees, officers, employees and shareholders of the Sub-Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) that the Sub-Adviser may organize, sponsor, or acquire, or with which it may merge or consolidate, and which may include the words “[ ]” or any combination thereof as part of their name, and that the Sub-Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

The services of the Sub-Adviser to the Adviser for the benefit of the Fund are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other business activities. It is understood that the Sub-Adviser and its affiliates perform investment services, including rendering investment advice, to varied clients. It is understood that the Sub-Adviser or any of its affiliates may give advice or take action for other accounts that may differ from, conflict with, or be adverse to advice given or taken for the Fund. It is understood that certain securities or instruments may be held in some accounts but not in others, or the accounts may have different levels of holdings in certain securities or instruments and the accounts may remit different levels of fees to the Sub-Adviser. In addition, it is understood that the Sub-Adviser or any of its affiliates may give advice or take action with respect to the investments of the Fund that may not be given or taken with respect to one or more accounts with similar investment programs, objectives, and strategies. The [Trust/Company] acknowledges that the Sub-Adviser, its affiliates and their respective officers, directors, and/or employees may from time to time have positions in or transact in securities and other investments recommended to clients, including the Fund. Such transactions may differ from or be inconsistent with the advice given, or the timing or nature of the Adviser’s action or actions with respect to the Fund. The Adviser may aggregate the Fund’s orders with orders of its proprietary accounts and/or orders of other clients.

14.       Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the [Trust/Company] shall at all times reserve the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.       Limitation of Liability of the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser or the Fund or any shareholder in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the acquisition, holding, or disposition of any security or other investment.

16.       [Reserved]

17.       Duration and Termination.

a.       This Agreement shall become effective on the date first stated above, subject to the condition that the [Trust’s/Company’s] Board, including a majority of those [Trustees/Directors] who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Sub-Adviser, shall have approved this Agreement in the manner required by the 1940 Act. Unless terminated as provided herein, this Agreement shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and affect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually by (a) the Board, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the [Trust/Company], and (b) the vote of a majority of those [Trustees/Directors] who are not interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast at a meeting called for the purpose of voting on such approval.

b.       Notwithstanding the foregoing, this Agreement may be terminated: (a) by the Adviser at any time without payment of any penalty, upon 60 days’ prior written notice to the Sub-Adviser and the [Trust/Company]provided, however, that the Adviser may terminate this Agreement immediately without penalty in the event Sub-Adviser is unable to adopt compliance techniques, in accordance with the terms of Section 10.a. of this Agreement or violates the Non-Use Agreement; (b) at any time without payment of any penalty by the

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[Trust/Company], by the [Trust’s/Company’s] Board or a majority of the outstanding voting securities of the [Trust/Company], upon 60 days’ prior written notice to the Adviser and the Sub-Adviser; or (c) by the Sub-Adviser upon 60 days prior written notice, provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the [Trust/Company], in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the [Trust/Company].

c.       In the event of termination for any reason, all records of the [Trust/Company] shall promptly be returned to the Adviser or the [Trust/Company], free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 12, 14, 15, 18 and 22 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect as provided in Section 8.

d.       Upon termination of this Agreement: (a) the duties of the Adviser delegated to the Sub-Adviser under this Agreement shall automatically revert to the Adviser or a successor sub-adviser; and (b) both parties agree to use reasonable efforts to jointly issue public statements (other than those public statements required by law to be delivered by a single party) regarding the termination of the Agreement.

18.       Notices. Any notice must be in writing and shall be sufficiently given (a) when delivered in person, (b) when dispatched by electronic mail or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (c) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (d) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the [Trust/Company]:

Calvert [ ]

Attn: Secretary

Two International Place

Boston, MA 02110

[email address]

If to the Adviser:

Calvert Research and Management

Attn: Chief Legal Officer

Two International Place

Boston, MA 02110

[email address]

If to the Sub-Adviser:

Attn:

19.       Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act. The Sub-Adviser shall furnish to the Board such information as may be reasonably necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant Section 17 or this Section 19 of this Agreement.

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       20.       No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except as described in Section 22(b) of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any shareholder or person other than the Adviser or the Fund(s) in question (including without limitation any shareholder in any Fund) any direct, indirect, derivative or other rights against the Adviser or Sub-Adviser or (ii) create or give rise to any duty or obligation on the part of the Adviser or Sub-Adviser (including without limitation any fiduciary duty) to any shareholder or person other than a Fund, all of which rights, benefits, duties and obligations are hereby expressly excluded.

21.       Certain Definitions. The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by any rule, regulation or order by the SEC. The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of the shares of the Fund present or represented by proxy at the meeting if the shareholders of more than 50 per centum of the outstanding shares of the Fund are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding shares of the Fund. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such order, rule, regulation, interpretative release, or guidance.

22.       Miscellaneous.

a.       This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. Any legal action or proceeding with respect to this Agreement or the services provided hereunder or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the state courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts and each party hereto submits with regard to any action or proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

b.       The Adviser and the Sub-Adviser acknowledge that the [Trust/Company] enjoys the rights of a third-party beneficiary under this Agreement, and the Adviser acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Advisory Agreement.

c.       The Sub-Adviser expressly acknowledges the provision in the Declaration of Trust of the Adviser (which is on file with the Secretary of the Commonwealth of Massachusetts) limiting the personal liability of the Trustee, officers, employees and agents of the Adviser, and the Sub-Adviser hereby agrees that it shall have recourse to the Adviser for payment of claims or obligations as between the Adviser and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from the Trustee or any officer, employee or agent of the Adviser.

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d.       The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

e.       To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party.

f.       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

g.       Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Adviser, or constituting the Adviser as an agent or co-partner of the Sub-Adviser.

h.       This Agreement may be executed in counterparts.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

Calvert Research and Management

By:

Name:

Title:

[ ]

By:

Name:

Title:

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SCHEDULE A

Annual Investment Sub-Advisory Fee

For the services rendered under this Agreement, the fee payable to the Sub-Adviser shall be [ ] of the Portfolio’s average daily net assets annually, as determined in accordance with the Fund’s Valuation Procedures.1 The Portfolio’s daily net assets shall be computed in accordance with the Trust’s governing documents, and any applicable procedures, votes and determinations of the Board of the Trust.

The Adviser may agree to limit the total annual operating expenses of the Fund. The amount of any such subsidy (including subsidy amounts attributable to a seed investment in the Fund by the Adviser or Sub-Adviser) will be borne in proportion to the Fund’s investment advisory fee and sub-advisory fee earned by the Adviser and the Sub-Adviser, respectively.

_______________

[1]	Per Section 8 of this Agreement, the Fee excludes any assets invested in the Fund’s High Social Impact Investments and/or Special Equities Program.
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Appendix J

Form of New Hermes Investment Sub-Advisory Agreement

CALVERT EMERGING MARKETS EQUITY FUND

INVESTMENT SUB-ADVISORY AGREEMENT

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”) effective this [ ] day of [ ] 2021 is between Calvert Research and Management (“Adviser”), a Massachusetts business trust, and Hermes Investment Management Limited (“Sub-Adviser”), a limited liability company incorporated in England and Wales and registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and authorized and regulated by the Financial Conduct Authority of the United Kingdom and any successor regulator (“FCA”).

WHEREAS, Calvert Emerging Markets Equity Fund (“Fund”), a series of Calvert World Values Fund, Inc. (“Company”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, management investment company; and

WHEREAS, pursuant to an Investment Advisory Agreement dated [ ], 2021 (“Advisory Agreement”), a copy of which has been provided to the Sub-Adviser, the Company has retained the Adviser to render investment advisory services to the Fund (as described more fully below); and

WHEREAS, pursuant to authority granted to the Adviser in the Advisory Agreement, the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund and the Adviser, and the Sub-Adviser is willing to furnish such services to the Fund and the Adviser.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

1.       Appointment. The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for and to manage the investment and reinvestment of that portion of the Fund’s assets that shall be allocated to the Sub-Adviser (“Portfolio”), subject to the supervision of the Adviser, for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services set forth herein for the period and on the terms set forth in this Agreement.

Subject to the requirements of the 1940 Act, the Adviser has the authority in its discretion to alter the allocation of the Fund’s assets among the Sub-Adviser, the Adviser and any other appointed sub-adviser.

2.       Sub-Adviser Duties. Subject to the supervision of the Board of Directors (“Board”) and the Adviser, the Sub-Adviser will provide a continuous investment program for the Portfolio and determine, in its discretion and subject to Section 3 of this Agreement, the composition of the assets of the Portfolio, including the determination of the purchase, retention, or sale of the securities, cash, and other investments for the Portfolio. Subject to Section 3 of this Agreement, the Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sale, and reinvestment of the Portfolio’s assets by determining (a) the securities and other investments that shall be purchased, entered into, sold, closed, and/or exchanged for the Portfolio; (b) when these transactions should be executed, and (c) what portion of the assets of the Portfolio should be held in various securities and other investments in which the Fund is permitted to invest. In accordance with the terms of this Agreement, the Sub-Adviser is authorized, in its sole discretion, to buy, sell, and otherwise trade in any of the types of securities and investment instruments in accordance with the investment objectives and policies disclosed in the Company’s Registration Statement for the Fund as filed with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (“1933 Act”), and the 1940 Act, as from time to time amended (“Registration Statement”).

The Sub-Adviser will provide the services under this Agreement in accordance with the Company’s Articles of Incorporation, By-Laws, and the Fund’s investment objective(s), policies and procedures and restrictions as stated in the Company’s Registration Statement. The Adviser shall provide the Sub-Adviser with copies of the Company’s Articles of Incorporation, By-Laws, and any amendment to the Registration Statement promptly following its filing with the SEC as well as any sticker supplements to the Fund’s prospectus or statement of additional information relevant to the Sub-Adviser or its management of the Fund. Sub-Adviser’s services under this Agreement may also be subject to any other investment parameters for the Fund (including portfolio risk limits) that are mutually agreed to in writing by the Adviser and the Sub-Adviser.

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       The Sub-Adviser further agrees as follows:

a.       The Sub-Adviser shall perform its duties hereunder in accordance with (i) the 1940 Act and all rules and regulations thereunder, (ii) all other applicable federal and state laws and regulations, (iii) any procedures adopted by the Board and deemed applicable by the Adviser to the Fund (provided that the Sub-Adviser has been or will be provided by the Adviser with a copy of any current or future procedures and has been provided with a reasonable period of time to understand and adapt to such procedures) (“Fund Procedures”), (iv) the provisions of the Fund’s Registration Statement (as described above), and (v) the Sub-Adviser’s operating policies and procedures provided to the Adviser. The Sub-Adviser shall exercise reasonable care in the performance of its duties under the Agreement. With respect to (iii) above, by executing this Agreement, the Sub-Adviser acknowledges that it has received from the Adviser written copies of the current Fund Procedures and has had a reasonable period of time to understand and adapt to such Procedures.

b.       The Sub-Adviser will manage the Portfolio so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (“Code”). The Sub-Adviser shall not be responsible for compliance with Section 851 of the Code with respect to any portions of the Fund that are not part of the Portfolio.

c.        The Sub-Adviser agrees to take appropriate action (which includes voting) with respect to all proxies for the Fund's portfolio investments in a timely manner in accordance with the Fund’s Proxy Voting Guidelines (a copy of which has been provided to the Sub-Adviser) to the extent that the Sub-Adviser receives timely notice that the Adviser no longer will be voting proxies for the Fund’s portfolio investments. When the Adviser has assumed responsibility for voting proxies for the Fund’s portfolio investments pursuant to the Fund’s Proxy Voting Guidelines, the Sub-Adviser agrees to take any and all appropriate actions to facilitate the Adviser's timely receipt of all proxies for the Fund’s portfolio investments, which the Adviser, in turn, will vote.

d.       The Sub-Adviser will assist the Company’s Custodian (“Custodian”) and the Adviser in determining or confirming, consistent with the relevant Fund Procedures and as stated in the Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Custodian or the Adviser seeks assistance from, or identifies for review by, the Sub-Adviser and otherwise perform such duties as sub-adviser for the Portfolio as are specifically described in such Fund Procedures. The parties acknowledge that the Sub-Adviser is not a custodian of the Company’s assets and will not take possession or custody of such assets.

e.       Following the end of each of the Fund’s fiscal quarters, the Sub-Adviser will assist the Fund’s administrator in its preparation of any reports required by applicable rules and regulations, such as Form N-CSR, Form N-CEN and Form N-PORT, to be filed by the Fund as well as any discussion of the Portfolio’s performance required by applicable law. The Sub-Adviser will also provide periodic commentaries regarding the performance of the Portfolio as reasonably requested by the Adviser, which shall be subject to review and approval by the Adviser. The Sub-Adviser also will provide to the Company any certifications relating to the content of any such report, discussion or commentary as required by relevant Fund Procedures or as is otherwise reasonably requested by the Company.

f.       The Sub-Adviser will complete and deliver to the Adviser for each quarter by the 10th calendar day of the following quarter (i) a written compliance checklist in a form provided by the Adviser, (ii) a written investment oversight questionnaire in a form provided by the Adviser, (iii) a risk management and related analytic report in a format agreed to in advance by the Adviser and Sub-Adviser, and (iv) such other reports as may be reasonably requested by the Adviser.

g.       The Sub-Adviser will make available to the Company and the Adviser, promptly upon request, any of the investment records and ledgers for the Portfolio maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the Custodian, portfolio accounting agent or other service providers for the Company) as are necessary to assist the Company and the Adviser in complying with requirements of the 1940 Act and the Advisers Act, and the rules under each, as well as other applicable securities laws. The Sub-Adviser will furnish to regulatory authorities, having the requisite authority over the Fund, any information or reports in connection with the Sub-Adviser’s services to the Fund and the Adviser that may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

h.       The Sub-Adviser will provide periodic reports to the Board (for consideration at meetings of the Board) on the investment program for the Portfolio and the investments in the Portfolio in a format agreed to in advance by the Adviser and Sub-Adviser and such other special reports as the Board or the Adviser may reasonably request, provided the format of such special reports is agreed to in advance by the Adviser and Sub-Adviser.

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       i.       The Sub-Adviser will maintain a fidelity bond, as well as insurance for its directors and officers and errors and omissions in an adequate amount based on the Sub-Adviser’s assets under management and the scope of its business.

3.       Application of Responsible Investment Criteria. To the extent provided in the Registration Statement, the Adviser is responsible for providing investment research and decision making to the Fund using its responsible investment principles, which may be amended from time to time with approval of the Board. The Sub-Adviser will buy only those securities permitted by the Fund’s investment program and determined by the Adviser to meet the responsible investment criteria and of which the Sub-Adviser has been notified. In the event that the Adviser notifies the Sub-Adviser that a security already in the Portfolio no longer meets the Fund’s responsible investment criteria, the Adviser shall instruct the Sub-Adviser as to whether the Sub-Adviser should dispose of the security immediately or at such time as the Sub-Adviser believes would be least detrimental to the Fund. To the extent instructed by the Adviser, the Sub-Adviser shall have no liability for the properly executed disposition of any securities under this sub-paragraph. With respect to this sub-paragraph, the means by which the Adviser shall notify the Sub-Adviser shall be mutually agreed upon by the parties.

4.       Broker-Dealer Selection and Portfolio Transaction Information. The Sub-Adviser is authorized to place all orders for the purchase or sale of portfolio securities and investment instruments permitted by the Fund’s Registration Statement for the Portfolio either directly with the issuer or with brokers or dealers selected by the Sub-Adviser. To that end, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the Custodian as to deliveries of securities and investment instruments and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of orders for the Portfolio, the Sub-Adviser shall follow the relevant Fund Procedures, including policies and procedures relating to brokerage allocation and use of Fund commissions and shall use its best efforts to seek, on behalf of the Fund, the best overall execution available. The Sub-Adviser will report on brokerage allocation to the Company’s Board periodically indicating the broker-dealers to which such allocations have been made and the basis therefore.

The Sub-Adviser will arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the Custodian to perform its administrative and recordkeeping responsibilities with respect to the Company.

5.       Disclosure about Sub-Adviser. The Sub-Adviser has received and reviewed the most current amendment to the Registration Statement for the Company relating to the offering of Fund shares that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser and its investment process or personnel, and securities or other investments permitted for investment for the Portfolio, including the risks of such securities or other investments, such Registration Statement, as of the date hereof, contains no untrue statement of any material fact or omits to state a material fact that would be necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser agrees to promptly notify the Adviser of any changes to the above referenced information within the Registration Statement that are necessary for the Registration Statement to remain accurate or to ensure that the Registration Statement contains no untrue statement of any material fact or omits to state a material fact that would be necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and regulated by the FCA and will maintain such registration so long as this Agreement remains in effect. The Adviser hereby acknowledges that it has received a copy of the Sub-Adviser’s Form ADV (as filed with the SEC) prior to entering into this Agreement. For the purposes of the rules of the FCA (the “FCA Rules”), the Sub-Adviser has categorized the Adviser as a professional client (as defined in the FCA Rules) and the Sub-Adviser will provide its services hereunder on this basis.

6.       Duties of the Adviser. The Adviser undertakes to provide the Sub-Adviser with reasonable advance written notice of any action taken by the Adviser or the Company’s Board that is likely to have any impact on the Sub-Adviser or its ability to provide services under this Agreement including, without limitation, any change to (i) the Fund’s investment objective, strategies, policies, and restrictions, (ii) the Fund Procedures, or (iii) the Fund’s Registration Statement as it relates to the services provided by the Sub-Adviser to the Fund. The Adviser agrees that, provided it is within its ability, it will allow for a reasonable implementation period for any such action and Sub-Adviser agrees it will make a reasonable effort to implement any such action within such implementation period.

7.       Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its duties under this Agreement, including, but not limited to, rental and overhead expenses, expenses of the Sub-Adviser’s personnel, insurance of the Sub-Adviser and its personnel, research services (except as permitted under the Fund Procedures), and taxes of the Sub-Adviser.

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The Sub-Adviser shall bear all reasonable and properly incurred expenses and costs of the Company (including reasonable attorney’s fees), if any, arising out of a termination or possible termination of this Agreement as a result of an assignment caused by a change of control or management of the Sub-Adviser, including the preparation and mailing of an information statement to shareholders pursuant to a “manager-of-managers” exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply in any circumstance in which the Adviser, in consultation with internal or outside counsel to the Company, deems that an actual or possible assignment of this Agreement has or may occur, and determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

The Sub-Adviser will not be responsible for extraordinary expenses relating to inspections, investigations, inquiries and other actions by regulatory authorities except to the extent that such extraordinary expenses specifically relate to the Sub-Adviser’s services provided to the Portfolio or are the result of the actions or omissions of the Sub-Adviser or any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act is a Controlling Person of the Sub-Adviser.

The Adviser and the Company shall be responsible for all expenses of the Fund’s and Adviser’s operations including, without limitation, those described in the Advisory Agreement.

8.       Compensation. For the services provided to the Fund, the Adviser will pay the Sub-Adviser an annual fee equal to the amount specified in Schedule A hereto payable monthly in arrears on the last business day of each month. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect. The Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser. The Company shall have no liability for Sub-Adviser’s fee hereunder.

Any compensation payable under this paragraph shall exclude any assets invested under the Fund’s High Social Impact Investments and/or Special Equities programs.

9.       Materials.

a.       During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, statements of additional information, and sticker supplements relevant to the Sub-Adviser or its management of the Portfolio, as well as proxy statements and reports to shareholders prepared for distribution to shareholders of the Fund, which refer to the Sub-Adviser, prior to the use thereof, and neither the Adviser nor the Company shall use any such materials if the Sub-Adviser reasonably objects in writing within 3 business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to reasonable objections with respect to the accuracy or completeness of the disclosure in such documents or reports.

b.       It is understood that the name Hermes Investment Management Limited or any derivative thereof or logos associated with such name is the valuable property of the Sub-Adviser and its affiliates and that the Fund or its affiliates have the right to use such name (or derivatives or logos) in offering materials of the Fund and for so long as the Sub-Adviser is a sub-adviser to the Portfolio. Upon termination of this Agreement the Fund shall as soon as is reasonably possible cease to use such name (or derivatives or logos).

c.       It is understood that the name Calvert or any derivative thereof or logos associated with such name is the valuable property of the Adviser and its affiliates and that the Sub-Adviser has the right to use such name (or derivatives or logos) in client lists. Any other use shall require approval in advance from the Adviser. Upon termination of this Agreement the Sub-Adviser shall as soon as is reasonably possible cease to use such name (or derivatives or logos).

10.       Compliance.

a.       As required by Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted written policies and procedures reasonably designed to prevent violation by it, or any of its supervised persons, of the Advisers Act and the rules under the Advisers Act and all other laws and regulations relevant to the performance of its duties under this Agreement (“Sub-Adviser Procedures”). The Sub-Adviser has designated a chief compliance officer (“CCO”) responsible for administering the Sub-Adviser Procedures. The CCO shall provide to the Adviser and/or the

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Company and their respective CCOs written compliance reports relating to the operations and compliance procedures of the Sub-Adviser as may be required by law or regulation or as are otherwise reasonably requested. The Sub-Adviser agrees to implement other or additional compliance techniques as the Adviser or the Board may reasonably request, including written compliance procedures, provided that doing so would not cause the Sub-Adviser to incur additional significant fees or expenses or otherwise conflict with the Sub-Adviser’s compliance program.

b.       The Sub-Adviser agrees that, if legally permitted, it shall promptly notify (orally or in writing), the Adviser and the Company if the SEC has: commenced an examination of the Sub-Adviser, censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; commenced proceedings or an investigation (formally or informally) that may result in any of these actions; or corresponded with the Sub-Adviser including sending a deficiency letter or raising issues about the business, operations, or practices of the Sub-Adviser, which may have a material impact on the Sub-Adviser’s ability to manage the Portfolio. The Sub-Adviser further agrees to promptly notify the Adviser and the Company upon detection of any breach of any of the Fund Procedures or material violation of any applicable law or regulation, including the 1940 Act and Subchapter M of the Code, relating to the Portfolio, or upon detection of any violation of the Sub-Adviser Procedures that relate to the Portfolio or Sub-Adviser’s activities as an investment sub-adviser generally. The Sub-Adviser further agrees to promptly notify the Adviser and the Company of any material fact known to the Sub-Adviser relating to the Sub-Adviser that is not contained in the Fund’s Registration Statement, prospectus or statement of additional information, or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

c.       The Adviser agrees that it shall promptly notify, if legally permitted, the Sub-Adviser (1) in the event that the SEC has censured the Adviser or the Company with respect to the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Company has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) of any regulatory matter involving the Fund’s investments or investment practices.

d.       The Sub-Adviser will provide the Adviser with such reports, presentations, certifications and other information as the Adviser may reasonably request from time to time concerning the business and operations of the Sub-Adviser in performing services hereunder or generally concerning the Sub-Adviser’s investment advisory services, the Sub-Adviser’s compliance with applicable federal, state and local law and regulations, and other matters that are likely to have a material impact on the Sub-Adviser’s duties hereunder.

11.       Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company’s or the Adviser’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

12.       Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement, the Fund or the Company. This Agreement is not binding on the Adviser unless the Sub-Adviser has signed and is subject to a confidentiality and non-use agreement ("Non-Use Agreement") not materially different than the one attached hereto as Exhibit 1. Each party agrees that for a period of two years from the date of termination of the Agreement, it shall not attempt to develop, market or sell any product or strategy which uses or employs any Confidential Information of the other party, as that term is defined in the Non-Use Agreement.

13. Exclusivity. Each Party and its affiliates may have advisory, management service or other agreements with other organizations and persons, and may have other interests and businesses; provided, however, that during the term of the Agreement, the Sub-Adviser will not provide investment advisory services to any other investment company offered to the public and registered under the 1940 Act (“Registered Fund”) which has the same or a substantially similar investment strategy to that of the Fund and which employs a responsible investment mandate or “social screens”, as such terms are commonly understood. In addition, during the term of this Agreement, the Sub-Adviser will not provide investment advisory services to another Registered Fund, except to the extent that such services are currently being provided, without providing notification to the Adviser.

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       14.       Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Company shall at all times reserve the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.       Liability.

a.       Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Adviser agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls or is a controlling person (“Controlling Person”) of the Sub-Adviser shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or any breach by the Sub-Adviser of its obligations or duties under this Agreement.

b.       The Sub-Adviser agrees that neither the Company nor the Fund shall bear any responsibility or shall be subject to any liability for any damages, expenses, or losses of Sub-Adviser connected with or arising out of its services under this Agreement, except to the extent that such damages, expense or loss (i) was as a result of actions taken or failed to be taken by the Company or the Adviser, (ii) was as a result of the willful misfeasance, bad faith, or gross negligence of the Adviser or any breach or reckless disregard of the Adviser’s obligations and duties to the Fund and its shareholders under the federal securities laws or the Code, (iii) any breach by the Adviser of its obligations or duties under this Agreement or the Advisory Agreement; or (iv) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, prospectus or statement of additional information, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by the Sub-Adviser to the Adviser.

16.       Indemnification.

a.       The Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act is a Controlling Person the Sub-Adviser (the Sub-Adviser and all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities as Adviser to the Fund which (i) may be based upon the Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Adviser’s reckless disregard of its obligations and duties to the Fund and its shareholders under the federal securities laws or the Code, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, prospectus or statements of additional information, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by a Sub-Adviser Indemnified Person to the Adviser or the Company or to any affiliated person of the Adviser; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations or duties under this Agreement.

b.       Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and any Controlling Person of the Adviser (the Adviser and all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Portfolio which (i) may be based upon the Sub-Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Sub-Adviser’s reckless disregard of its obligations or duties under this Agreement, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, prospectus or statement of additional information, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by an Adviser Indemnified Person to the

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Adviser or the Company or to any affiliated person of the Adviser; provided however, that in no case shall the indemnity in favor of the Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations or duties under this Agreement.

c.       The Adviser shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be reasonably satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

d.       The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be reasonably satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Adviser Indemnified Person.

17.       Duration and Termination.

a.       This Agreement shall become effective on the date first stated above, subject to the condition that the Company’s Board, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Sub-Adviser, shall have approved this Agreement in the manner required by the 1940 Act. Unless terminated as provided herein, this Agreement shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and affect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually by (a) the Board, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company, and (b) the vote of a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast at a meeting called for the purpose of voting on such approval.

b.       Notwithstanding the foregoing, this Agreement may be terminated: (a) by the Adviser at any time without payment of any penalty, upon 60 days’ prior written notice to the Sub-Adviser and the Company provided, however, that the Adviser may terminate this Agreement immediately without penalty in the event Sub-Adviser is unable to adopt compliance techniques, in accordance with the terms of Section 10.a. of this Agreement or violates the Non-Use Agreement; (b) at any time without payment of any penalty by the Company, by the Company’s

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Board or a majority of the outstanding voting securities of the Company, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser; or (c) by the Sub-Adviser upon 60 days prior written notice, provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Company, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Company.

c.       In the event of termination for any reason, all records of the Company shall promptly be returned to the Adviser or the Company, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 12, 14, 15, 16, 18 and 22 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect as provided in Section 7.

d.       Upon termination of this Agreement: (a) the duties of the Adviser delegated to the Sub-Adviser under this Agreement shall automatically revert to the Adviser or a successor sub-adviser; and (b) both parties agree to use reasonable efforts to jointly issue public statements (other than those public statements required by law to be delivered by a single party) regarding the termination of the Agreement.

18.       Notices. Any notice must be in writing and shall be sufficiently given (a) when delivered in person, (b) when dispatched by electronic mail or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (c) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (d) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

      If to the Company:

Calvert World Values Fund

Attn: Secretary

Two International Place

Boston, MA 02110

USA

If to the Adviser:

Calvert Research and Management

Attn: Chief Legal Officer

Two International Place

Boston, MA 02110

USA

If to the Sub-Adviser:

Hermes Investment Management Limited

Head of Legal

150 Cheapside

London

EC2V 6ET

United Kingdom

19.       Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved in a manner consistent with the requirements of the 1940 Act. The Sub-Adviser shall furnish to the Board such information as may be reasonably necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant Section 17 or this Section 19 of this Agreement.

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20.       No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except as described in Section 21(b) of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any shareholder or person other than the Adviser or the Fund(s) in question (including without limitation any shareholder in any Fund) any direct, indirect, derivative or other rights against the Adviser or Sub-Adviser or (ii) create or give rise to any duty or obligation on the part of the Adviser or Sub-Adviser (including without limitation any fiduciary duty) to any shareholder or person other than a Fund, all of which rights, benefits, duties and obligations are hereby expressly excluded.

21.        Interpretation of Certain Terms. The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of shares of the Fund present or represented by proxy at the meeting if the holders of more than 50 per centum of the outstanding shares of the Fund are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding shares of the Fund. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such order, rule, regulation, interpretative release, or guidance.

22.       Miscellaneous.

a.       This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. Any legal action or proceeding with respect to this Agreement or the services provided hereunder or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the state courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts and each party hereto submits with regard to any action or proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

b.       The Adviser and the Sub-Adviser acknowledge that the Company enjoys the rights of a third-party beneficiary under this Agreement, and the Adviser acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Advisory Agreement.

c.       The Sub-Adviser expressly acknowledges the provision in the Declaration of Trust of the Adviser (which is on file with the Secretary of the Commonwealth of Massachusetts) limiting the personal liability of the Trustee, officers, employees and agents of the Adviser, and the Sub-Adviser hereby agrees that it shall have recourse to the Adviser for payment of claims or obligations as between the Adviser and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from the Trustee or any officer, employee or agent of the Adviser.

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d.       The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

e.       To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party.

f.       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

g.       Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Adviser, or constituting the Adviser as an agent or co-partner of the Sub-Adviser.

h.       This Agreement may be executed in counterparts.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

By:

Name:

Title:

By:

Name:

Title:

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SCHEDULE A

Annual Investment Sub-Advisory Fee

For the services rendered under this Agreement, the fee payable to the Sub-Adviser shall be [ ] of the Portfolio’s average daily net assets annually as determined in accordance with the Fund’s Valuation Procedures.1 The Portfolio’s daily net assets shall be computed in accordance with the Company’s governing documents, and any applicable procedures, votes and determinations of the Board of the Company.

The Adviser may agree to limit the total annual operating expenses of the Fund. The amount of any such subsidy (including subsidy amounts attributable to a seed investment in the Fund by the Adviser or Sub-Adviser) will be borne in proportion to the Fund’s investment advisory fee and sub-advisory fee earned by the Adviser and the Sub-Adviser, respectively, or in such other proportion as may be agreed upon in writing by the Adviser and the Sub-Adviser. The Adviser shall give the Sub-Adviser reasonable advance notice before any such subsidy is agreed.

_______________

[1]	Per Section 8 of this Agreement, the Fee excludes any assets invested in the Fund’s High Social Impact Investments and/or Special Equities Program.
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Exhibit 1

CONFIDENTIALITY AND NON-USE AGREEMENT

THIS AGREEMENT is entered into this [ ] day of [ ] 2021, by and between Calvert Research and Management, a Massachusetts business trust (hereinafter “Calvert”), and Hermes Investment Management Limited (hereinafter “Hermes”) (each a “Party” and collectively, the “Parties”).

RECITALS:

WHEREAS, Calvert is the investment adviser to Calvert World Values Fund (the “Company”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Calvert has retained Hermes to furnish it with certain investment advisory services in connection with Calvert's investment advisory activities on behalf of Calvert Emerging Markets Equity Fund, a series of the Company (the “Fund”), and any additional series thereof; and

WHEREAS, Calvert has developed certain confidential and proprietary information, technology and materials relating to the management of the Fund that may be provided to Hermes and personnel of its affiliates who provide services to Hermes under this Agreement (“Sub-Adviser”); and

WHEREAS, Sub-Adviser is prepared to provide assurances to Calvert regarding the protection of such confidential and proprietary information of Calvert.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE 1. DEFINITIONS

As used in this Agreement, the following terms shall have the meanings set forth below:

1.1       “Confidential Information” shall mean any information relating to the Fund, including, but not limited to: (i) investment advice, (ii) social screening analysis provided to the Sub-Adviser by the Adviser, (iii) lists of approved securities for the Fund provided to the Sub-Adviser by the Adviser, (iv) written materials including promotional materials relating to the Fund, (v) the Fund’s portfolio holdings information, (vi) Fund shareholder information (including any personal information of any person subject to the privacy provisions of, and applicable rules promulgated under, the Gramm-Leach-Bliley Act, as amended, including Regulation S-P), and (vii) arrangements for the distribution of the Fund, whether visually observed by Sub-Adviser or otherwise disclosed by Calvert to Sub-Adviser.

1.2        “Purpose” shall mean Sub-Adviser’s activities pursuant to the Investment Subadvisory Agreement between Calvert and Sub-Adviser dated October 5, 2018 (the “Sub-Advisory Agreement”).

ARTICLE 2. CONFIDENTIALITY AND NON-USE

2.1       Sub-Adviser agrees that it shall only utilize the Confidential Information for the Purpose, and only until Calvert notifies Sub-Adviser in writing to cease all use of the Confidential Information and return the same to Calvert. Sub-Adviser shall not disclose any Confidential Information to any affiliate or third-party unless the Sub-Adviser has entered into a written confidentiality agreement with such affiliate or third-party providing for the non-disclosure of such non-public information.

2.2       Sub-Adviser agrees to use its best efforts (being not less than those employed to protect its own proprietary and/or confidential information) to safeguard the Confidential Information and to prevent the unauthorized, negligent or inadvertent use or disclosure thereof. Sub-Adviser shall promptly notify Calvert in writing of any unauthorized, negligent, or inadvertent use or disclosure of any Confidential Information or any other use that is not compliant with the terms of this Agreement.

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2.3       The Sub-Adviser shall not disclose or disseminate non-public information regarding the portfolio holdings of the Fund, including a list of portfolio securities identified as being held by the Fund, which it receives or has access to in the course of performing its duties under the Sub-Advisory Agreement except as may be permitted by relevant Fund Procedures as described in the Sub-Advisory Agreement. The Sub-Adviser shall not use its knowledge of non-public information regarding the Fund as a basis to place or recommend any securities transactions for its own benefit, or the benefit or one or more of its clients, to the detriment of the Fund.

2.4       The attendance at any discussion, meeting or presentation of any Confidential Information by any employees of Sub-Adviser shall be limited to those employees whose duties justify their need to be present or to know such information and then only on the basis of a clear understanding by such employees of their obligation to maintain the confidentiality of such information and to restrict the use thereof solely for the Purpose.

2.5       Sub-Adviser shall not, directly or indirectly, copy or use any Confidential Information other than for the Purpose.

2.6       Sub-Adviser shall not develop or attempt to develop, market or sell any product, based on the Confidential Information.

2.7       Sub-Adviser agrees that all rights in and to the Confidential Information, whether under patent, trademark, copyright or any application thereof, trade secret, know-how, or other proprietary rights, belong to Calvert and that no licenses relating to the foregoing or to the Confidential Information are granted under this Agreement.

2.8       Sub-Adviser acknowledges that Confidential Information supplied by Calvert in or reduced to written or other tangible form is the property of Calvert and, upon written request, shall no longer be used by Sub-Adviser, and be promptly returned to Calvert together with all reproductions thereof, in any form, which Sub-Adviser may have in its possession or under its control.

2.9       The obligations of Sub-Adviser under this Agreement shall not apply to any information which:

2.9.1       is or becomes generally publicly available, as evidenced by published material, through no action or failure to take action by Sub-Adviser;

2.9.2       becomes available to Sub-Adviser from a third party which received such information on an unrestricted basis; or

2.9.3       is already known by Sub-Adviser prior to receipt from Calvert as can be shown by the written records of Sub-Adviser.

2.10       Sub-Adviser shall not remove any proprietary notice from any Confidential Information.

2.11       Calvert shall treat as confidential all information pertaining to the Sub-Adviser and the business, operations and clients of the Sub-Adviser, except that the aforesaid information need not be treated as confidential if (a) required to be disclosed under applicable law, (b) generally available to the public through means other than by disclosure by Calvert, or (c) available from a source other than Calvert, the Sub-Adviser or the Fund. Sub-Adviser acknowledges that Calvert will have continuous access to the Fund’s holdings and information relating to Fund management that is in the possession of the Fund’s custodian.

2.12       The Parties hereto acknowledge that the non-breaching Party could be irreparably harmed by a violation of this Agreement and that monetary damages for such breach would not be readily calculable and that the non-breaching Party would not have an adequate remedy at law therefor each Party acknowledges, consents and agrees (i) that this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the principles of conflict of laws thereof, and (ii) the non-breaching Party shall be entitled to equitable relief, including injunctive relief and/or specific performance, in the event of any actual, threatened or likely breach of this Agreement, in addition to all other remedies available to such Party at law or in equity.

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ARTICLE 3. NON-SOLICITATION

3.1       During the period beginning on the effective date of the Sub-Advisory Agreement and ending six months after the termination of the Sub-Advisory Agreement, each Party will not solicit for employment or employ, directly or indirectly, any person who serves as a director, officer or employee of the other Party or its affiliates. For purposes of this Article 3, the use of non-targeted employment advertisements or non-targeted independent search consultants shall not be deemed to be a direct or indirect solicitation for employment and employment of a party’s or its affiliates’ directors, officer, or employees resulting from such a non-targeted search shall not violate this Article.

ARTICLE 4. MISCELLANEOUS

4.1       Calvert hereby expressly disclaims any and all warranties, express or implied, arising from or relating to the demonstration, operation, use or implementation of the Confidential Information and under no circumstances will Calvert be liable hereunder for damages, whether direct, special, incidental, or consequential, including without limitation, lost profits or loss resulting from business interruption, and whether in tort, negligence, contract or otherwise.

4.2       This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, assigns and legal representatives; provided that, neither this Agreement nor any of Sub-Adviser's rights, privileges, duties or obligations under this Agreement may be assigned, sublicensed, sold, mortgaged, pledged or otherwise transferred or encumbered by Sub-Adviser.

4.3       No waiver by Calvert of any breach of this Agreement will constitute a waiver of any other breach of the same or other provisions of the Agreement. No waiver by Calvert is valid unless made in writing and signed by both Sub-Adviser and Calvert.

4.4        If any provision in this Agreement is invalid or unenforceable in any circumstances, its application in any other circumstances and the remaining provisions of this Agreement will not be affected thereby.

4.5       This Agreement constitutes the entire agreement and understanding of the Parties relating to the subject matter hereof and no representation, condition, understanding or agreement of any kind, oral or written, will be binding upon the Parties unless expressly set forth herein.

4.6       This Agreement shall terminate upon the termination of the Sub-Advisory Agreement except that the obligations hereunder relating to Confidential Information shall not terminate so long as the Sub-Adviser retains access to such information, in which case such obligations shall terminate two years after the date of termination of the Sub-Advisory Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

Calvert Research and Management

By: ____________________________________

Name and Title: ____________________________

Hermes Investment Management Limited

By: ____________________________________

Name and Title: ____________________________

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Appendix K

Form of New AIP Investment Sub-Advisory Agreement

CALVERT VP [ ] PORTFOLIO

INVESTMENT SUB-ADVISORY AGREEMENT

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”) effective this [ ] day of [ 2021] is between Calvert Research and Management (“Adviser”), a Massachusetts business trust, and Ameritas Investment Partners, Inc., a Nebraska corporation (“Sub-Adviser”).

WHEREAS, Calvert [ ] Portfolio (“Fund”), a series of Calvert Variable Products, Inc. (“Company”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, management investment company; and

WHEREAS, pursuant to an Investment Advisory Agreement dated [ ], 2021 (“Advisory Agreement”), a copy of which has been provided to the Sub-Adviser, the Company has retained the Adviser to render investment advisory services to the Fund (as described more fully below); and

WHEREAS, pursuant to authority granted to the Adviser in the Advisory Agreement, the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund and the Adviser, and the Sub-Adviser is willing to furnish such services to the Fund and the Adviser.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

1.       Appointment. The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for and to manage the investment and reinvestment of that portion of the Fund’s assets that shall be allocated to the Sub-Adviser (“Portfolio”), subject to the supervision of the Adviser, for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services set forth herein for the period and on the terms set forth in this Agreement.

Subject to the requirements of the 1940 Act, the Adviser has the authority in its discretion to alter the allocation of the Fund’s assets among the Sub-Adviser, the Adviser and any other appointed sub-adviser.

2.       Sub-Adviser Duties. Subject to the supervision of the Board of Directors (the “Board”) and the Adviser, the Sub-Adviser will provide a continuous investment program for the Portfolio and determine, in its discretion, the composition of the assets of the Portfolio, including the determination of the purchase, retention, or sale of the securities, cash, and other investments for the Portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sale, and reinvestment of the Portfolio’s assets by determining (a) the securities and other investments that shall be purchased, entered into, sold, closed, and/or exchanged for the Portfolio; (b) when these transactions should be executed, and (c) what portion of the assets of the Portfolio should be held in various securities and other investments in which the Fund is permitted to invest. In accordance with the terms of this Agreement, the Sub-Adviser is authorized, in its sole discretion, to buy, sell, and otherwise trade in any of the types of securities and investment instruments in accordance with the investment objectives and policies disclosed in the Company’s Registration Statement for the Fund as filed with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (“1933 Act”), and the 1940 Act, as from time to time amended (“Registration Statement”).

The Sub-Adviser will provide the services under this Agreement in accordance with the Company’s Articles of Incorporation, By-Laws, and the Fund’s investment objective(s), policies and procedures and restrictions as stated in the Registration Statement. The Adviser shall provide the Sub-Adviser with copies of the Company’s Articles of Incorporation, By-Laws, and any amendment to the Registration Statement promptly following its filing with the SEC as well as any sticker supplements to the Fund’s prospectus or statement of additional information relevant to the Sub-Adviser or its management of the Fund. Sub-Adviser’s services under this Agreement may also be subject to any other investment parameters for the Fund (including portfolio risk limits) that are mutually agreed to in writing by the Adviser and the Sub-Adviser.

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       The Sub-Adviser further agrees as follows:

a.       The Sub-Adviser shall perform its duties hereunder in accordance with (i) the 1940 Act and all rules and regulations thereunder, (ii) all other applicable federal and state laws and regulations, (iii) any procedures adopted by the Board and deemed applicable by the Adviser to the Fund (provided that the Sub-Adviser has been or will be provided by the Adviser with a copy of any current or future procedures and has been provided with a reasonable period of time to understand and adapt to such procedures) (“Fund Procedures”), (iv) the provisions of the Fund’s Registration Statement (as described above), and (v) the Sub-Adviser’s operating policies and procedures provided to the Adviser. The Sub-Adviser shall exercise reasonable care in the performance of its duties under the Agreement. With respect to (iii) above, by executing this Agreement, the Sub-Adviser acknowledges that it has received from the Adviser written copies of the current Fund Procedures and has had a reasonable period of time to understand and adapt to such Procedures.

b.       The Sub-Adviser will manage the Portfolio so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (“Code”). The Sub-Adviser shall not be responsible for compliance with Section 851 of the Code with respect to any portions of the Fund that are not part of the Portfolio.

c.        The Adviser has assumed responsibility for voting proxies for the Fund’s portfolio investments pursuant to the Fund’s Proxy Voting Guidelines. To the extent necessary, the Sub-Adviser agrees to take any appropriate actions to facilitate the Adviser's timely receipt of all proxies for the Fund’s portfolio investments.

d.       The Sub-Adviser will assist the Company’s Custodian (“Custodian”) and the Adviser in determining or confirming, consistent with the relevant Fund Procedures and as stated in the Registration Statement, the value of any portfolio securities or other assets in the Portfolio for which the Custodian or the Adviser seeks assistance from, or identifies for review by, the Sub-Adviser and otherwise perform such duties as sub-adviser for the Portfolio as are specifically described in such Fund Procedures. The parties acknowledge that the Sub-Adviser is not a custodian of the Company’s assets and will not take possession or custody of such assets.

e.       Following the end of each of the Fund’s fiscal quarters, the Sub-Adviser will assist the Fund’s administrator in its preparation of any reports required by applicable rules and regulations, such as Form N-CSR, Form N-CEN and Form N-PORT, to be filed by the Fund as well as any discussion of the Portfolio’s performance required by applicable law. The Sub-Adviser will also provide periodic commentaries regarding the performance of the Portfolio as reasonably requested by the Adviser, which shall be subject to review and approval by the Adviser. The Sub-Adviser also will provide to the Company any certifications relating to the content of any such report, discussion or commentary as required by relevant Fund Procedures or as is otherwise reasonably requested by the Company.

f.       The Sub-Adviser will complete and deliver to the Adviser for each quarter on or before the 30th calendar day of the following quarter (i) a written compliance checklist in a form provided by the Adviser, (ii) a written investment oversight questionnaire in a form provided by the Adviser, (iii) a risk management and related analytic report in a format agreed to in advance by the Adviser and Sub-Adviser, and (iv) such other reports as may be reasonably requested by the Adviser.

g.       The Sub-Adviser will make available to the Company and the Adviser, promptly upon request, any of the investment records and ledgers for the Portfolio maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the Custodian, portfolio accounting agent or other service providers for the Company) as are necessary to assist the Company and the Adviser in complying with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules under each, as well as other applicable securities laws. The Sub-Adviser will furnish to regulatory authorities, having the requisite authority over the Fund, any information or reports in connection with the Sub-Adviser’s services to the Fund and the Adviser that may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

h.       The Sub-Adviser will provide periodic reports to the Board (for consideration at meetings of the Board) on the investment program for the Portfolio and the investments in the Portfolio in a format agreed to in advance by the Adviser and Sub-Adviser and such other special reports as the Board or the Adviser may reasonably request, provided the format of such special reports is agreed to in advance by the Adviser and Sub-Adviser.

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       i.       The Sub-Adviser will maintain a fidelity bond, as well as insurance for its directors and officers and errors and omissions in an adequate amount based on the Sub-Adviser’s assets under management and the scope of its business.

j.        The Sub-Adviser at its expense will provide the Adviser with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time, including, without limitation, a daily report that (i) monitors the shares of Exchange Traded Funds (“ETFs”) across all of the Funds in the Company sub-advised by the Sub-Adviser (the “Sub-Advised Funds”) and (ii) reports the aggregate number of shares of each ETF held in one or more Sub-Advised Funds as a percentage of the aggregate outstanding shares of that ETF and (iii) warns the reader if the percentage calculated in (ii) equals or exceeds 2% (such report, the “ETF Compliance Report”).

3.       [Reserved]

4.       Broker-Dealer Selection and Portfolio Transaction Information. The Sub-Adviser is authorized to place all orders for the purchase or sale of portfolio securities and investment instruments permitted by the Fund’s Registration Statement for the Portfolio either directly with the issuer or with brokers or dealers selected by the Sub-Adviser. To that end, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the Custodian as to deliveries of securities and investment instruments and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of orders for the Portfolio, the Sub-Adviser shall follow the relevant Fund Procedures, including the policies and procedures relating to brokerage allocation and use of Fund commissions and shall use its best efforts to seek, on behalf of the Fund, the best overall execution available. The Sub-Adviser will report on brokerage allocation to the Company’s Board periodically indicating the broker-dealers to which such allocations have been made and the basis therefore.

The Sub-Adviser will arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the Custodian to perform its administrative and recordkeeping responsibilities with respect to the Company.

5.       Disclosure about Sub-Adviser. The Sub-Adviser has received and reviewed the most current amendment to the Registration Statement for the Company relating to the offering of Fund shares that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser and its investment process or personnel, and securities or other investments permitted for investment for the Portfolio, including the risks of such securities or other investments, such Registration Statement, as of the date hereof, contains no untrue statement of any material fact or omits to state a material fact that would be necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser agrees to promptly notify the Adviser of any changes to the above referenced information within the Registration Statement that are necessary for the Registration Statement to remain accurate or to ensure that the Registration Statement contains no untrue statement of any material fact or omits to state a material fact that would be necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Adviser hereby acknowledges that it has received a copy of the Sub-Adviser’s Form ADV (as filed with the SEC) prior to entering into this Agreement.

6.       Duties of the Adviser. The Adviser undertakes to provide the Sub-Adviser with reasonable advance written notice of any action taken by the Adviser or the Company’s Board that is likely to have any impact on the Sub-Adviser or its ability to provide services under this Agreement including, without limitation, any change to (i) the Fund’s investment objective, strategies, policies, and restrictions, (ii) the Fund Procedures, or (iii) the Registration Statement as it relates to the services provided by the Sub-Adviser to the Fund. The Adviser agrees that, provided it is within its ability, it will allow for a reasonable implementation period for any such action and Sub-Adviser agrees it will make a reasonable effort to implement any such action within such implementation period.

7.       Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its duties under this Agreement, including, but not limited to, rental and overhead expenses, expenses of the Sub-Adviser’s personnel, insurance of the Sub-Adviser and its personnel, research services (except as permitted under the Fund Procedures), and taxes of the Sub-Adviser.

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       The Sub-Adviser shall bear all expenses and costs of the Company (including reasonable attorney’s fees), if any, arising out of a termination or possible termination of this Agreement as a result of an assignment caused by a change of control or management of the Sub-Adviser, including the preparation and mailing of an information statement to shareholders pursuant to a “manager-of-managers” exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply in any circumstance in which the Adviser, in consultation with internal or outside counsel to the Company, deems that an actual or possible assignment of this Agreement has or may occur, and determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

The Sub-Adviser will not be responsible for extraordinary expenses relating to inspections, investigations, inquiries and other actions by regulatory authorities except to the extent that such extraordinary expenses specifically relate to the Sub-Adviser’s services provided to the Portfolio or are the result of the actions or omissions of the Sub-Adviser or any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act is a Controlling Person of the Sub-Adviser.

The Adviser and the Company shall be responsible for all expenses of the Fund’s and Adviser’s operations including, without limitation, those described in the Advisory Agreement.

8.       Compensation. For the services provided to the Fund, the Adviser will pay the Sub-Adviser an annual fee equal to the amount specified in Schedule A hereto payable monthly in arrears on the last business day of each month. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect. The Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser. The Company shall have no liability for Sub-Adviser’s fee hereunder.

9.       Materials.

a.       During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, statements of additional information, and sticker supplements relevant to the Sub-Adviser or its management of the Portfolio, as well as proxy statements and reports to shareholders prepared for distribution to shareholders of the Fund, which refer to the Sub-Adviser, prior to the use thereof, and neither the Adviser nor the Company shall use any such materials if the Sub-Adviser reasonably objects in writing within 3 business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to reasonable objections with respect to the accuracy or completeness of the disclosure in such documents or reports.

b.       It is understood that the name Ameritas Investment Partners or any derivative thereof or logos associated with such name is the valuable property of the Sub-Adviser and its affiliates and that the Fund or its affiliates have the right to use such name (or derivatives or logos) in offering materials of the Fund and for so long as the Sub-Adviser is a sub-adviser to the Portfolio. Upon termination of this Agreement the Fund shall as soon as is reasonably possible cease to use such name (or derivatives or logos).

c.       It is understood that the name Calvert or any derivative thereof or logos associated with such name is the valuable property of the Adviser and its affiliates and that the Sub-Adviser has the right to use such name (or derivatives or logos) in client lists. Any other use shall require approval in advance from the Adviser. Upon termination of this Agreement the Sub-Adviser shall as soon as is reasonably possible cease to use such name (or derivatives or logos).

10.       Compliance.

a.       As required by Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted written policies and procedures reasonably designed to prevent violation by it, or any of its supervised persons, of the Advisers Act and the rules under the Advisers Act and all other laws and regulations relevant to the performance of its duties under this Agreement (“Sub-Adviser Procedures”). The Sub-Adviser has designated a chief compliance officer (“CCO”) responsible for administering the Sub-Adviser Procedures. The CCO shall provide to the Adviser and/or the Company and their respective CCOs written compliance reports relating to the operations and compliance procedures of the Sub-Adviser as may be required by law or regulation or as are otherwise reasonably requested. The Sub-Adviser agrees to implement other or additional compliance techniques as the Adviser or the Board may reasonably request, including written compliance procedures, provided that doing so would not cause the Sub-Adviser to incur additional significant fees or expenses or otherwise conflict with the Sub-Adviser’s compliance program.

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b.       The Sub-Adviser agrees that, if legally permitted, it shall promptly notify (orally or in writing), the Adviser and the Company if the SEC has: commenced an examination of the Sub-Adviser, censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; commenced proceedings or an investigation (formally or informally) that may result in any of these actions; or corresponded with the Sub-Adviser including sending a deficiency letter or raising issues about the business, operations, or practices of the Sub-Adviser, which may have a material impact on the Sub-Adviser’s ability to manage the Portfolio. The Sub-Adviser further agrees to promptly notify the Adviser and the Company upon detection of any breach of any of the Fund Procedures or material violation of any applicable law or regulation, including the 1940 Act and Subchapter M of the Code, relating to the Portfolio, or upon detection of any violation of the Sub-Adviser Procedures that relate to the Portfolio or Sub-Adviser’s activities as an investment sub-adviser generally. The Sub-Adviser further agrees to promptly notify the Adviser and the Company of any material fact known to the Sub-Adviser relating to the Sub-Adviser that is not contained in the Fund’s Registration Statement, prospectus or statement of additional information, or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

c.       The Adviser agrees that it shall promptly notify, if legally permitted, the Sub-Adviser (1) in the event that the SEC has censured the Adviser or the Company with respect to the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Company has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, (3) of any regulatory matter involving the Fund’s investments or investment practices, or (4) if the ETF Compliance Report indicates that the Sub-Advised Funds hold, in the aggregate, more than 2% of the outstanding shares of any ETF.

d.       The Sub-Adviser will provide the Adviser with such reports, presentations, certifications and other information as the Adviser may reasonably request from time to time concerning the business and operations of the Sub-Adviser in performing services hereunder or generally concerning the Sub-Adviser’s investment advisory services, the Sub-Adviser’s compliance with applicable federal, state and local law and regulations, and other matters that are likely to have a material impact on the Sub-Adviser’s duties hereunder.

11.       Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company’s or the Adviser’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

12.       Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement, the Fund or the Company. Subject to the foregoing, each party shall treat as confidential all information pertaining to the Sub-Adviser, Adviser, the Fund or its shareholders or the Company (as applicable), their actions with respect to the Fund and the Company, and the business, operations and clients of the Adviser and the Sub-Adviser, except that the aforesaid information need not be treated as confidential if (a) required to be disclosed under applicable law, (b) generally available to the public through means other than by disclosure by the parties, or (c) available from a source other than the Adviser, Sub-Adviser or the Company. Sub-Adviser acknowledges that the Adviser will have continuous access to the Portfolio’s holdings and information relating to Portfolio management that is in the possession of the Fund’s custodian.

Neither the Adviser nor Sub-Adviser shall disclose or disseminate non-public information regarding the Portfolio, including a list of portfolio securities identified as being held by the Portfolio, which it receives or has access to in the course of performing its duties under this Agreement except as may be permitted by relevant Fund Procedures. Neither party shall use its knowledge of non-public information regarding the Portfolio as a basis to place or recommend any securities transactions for its own benefit, or the benefit of one or more of its clients, to the detriment of the Fund. To the extent that either Party has delegated any duties or services to an affiliate or a third-party, it shall ensure that any such affiliate or third-party abides by the confidentiality provision of this Section 12. Each Party shall ensure that any such affiliate or third-party shall enter into a written confidentiality agreement providing for the non-disclosure of such non-public information. Notice of such agreement shall be provided to the Company.

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13.       [Reserved]

14.       Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Company shall at all times reserve the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.       Liability.

a.       Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Adviser agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls or is a controlling person (“Controlling Person”) of the Sub-Adviser shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or any breach by the Sub-Adviser of its obligations or duties under this Agreement.

b.       The Sub-Adviser agrees that neither the Company nor the Fund shall bear any responsibility or shall be subject to any liability for any damages, expenses, or losses of Sub-Adviser connected with or arising out of its services under this Agreement, except to the extent that such damages, expense or loss (i) was as a result of actions taken or failed to be taken by the Company or the Adviser, (ii) was as a result of the willful misfeasance, bad faith, or gross negligence of the Adviser or any breach or reckless disregard of the Adviser’s obligations and duties to the Fund and its shareholders under the federal securities laws or the Code, (iii) any breach by the Adviser of its obligations or duties under this Agreement or the Advisory Agreement; or (iv) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, prospectus or statement of additional information, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by the Sub-Adviser to the Adviser.

16.       Indemnification.

a.       The Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act is a Controlling Person the Sub-Adviser (the Sub-Adviser and all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities as Adviser to the Fund which (i) may be based upon the Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Adviser’s reckless disregard of its obligations and duties to the Fund and its shareholders under the federal securities laws or the Code, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, prospectus or statements of additional information, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by a Sub-Adviser Indemnified Person to the Adviser or the Company or to any affiliated person of the Adviser; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations or duties under this Agreement.

b.       Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and any Controlling Person of the Adviser (the Adviser and all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Portfolio which (i) may be based upon the Sub-Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or by

K-6

reason of the Sub-Adviser’s reckless disregard of its obligations or duties under this Agreement, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, prospectus or statement of additional information, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by an Adviser Indemnified Person to the Adviser or the Company or to any affiliated person of the Adviser; provided however, that in no case shall the indemnity in favor of the Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations or duties under this Agreement.

c.       The Adviser shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be reasonably satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

d.       The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be reasonably satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Adviser Indemnified Person.

17.       Duration and Termination.

a.       This Agreement shall become effective on the date first stated above, subject to the condition that the Company’s Board, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Sub-Adviser, shall have approved this Agreement in the manner required by the 1940 Act. Unless terminated as provided herein, this Agreement shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and affect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually by (a) the Board, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company, and (b) the vote of a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast at a meeting called for the purpose of voting on such approval.

K-7

b.       Notwithstanding the foregoing, this Agreement may be terminated: (a) by the Adviser at any time without payment of any penalty, upon 60 days’ prior written notice to the Sub-Adviser and the Company provided, however, that the Adviser may terminate this Agreement immediately without penalty in the event Sub-Adviser is unable to adopt compliance techniques, in accordance with the terms of Section 10.a. of this Agreement or violates the Non-Use Agreement; (b) at any time without payment of any penalty by the Company, by the Company’s Board or a majority of the outstanding voting securities of the Company, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser; or (c) by the Sub-Adviser upon 60 days prior written notice, provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Company, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Company.

c.       In the event of termination for any reason, all records of the Company shall promptly be returned to the Adviser or the Company, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 12, 14, 15, 16, 18 and 22 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect as provided in Section 7.

18.       Notices. Any notice must be in writing and shall be sufficiently given (a) when delivered in person, (b) when dispatched by electronic mail or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (c) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (d) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Company:

Calvert Variable Products, Inc.

Attn: Secretary

Two International Place

Boston, MA 02110

[email address]

If to the Adviser:

Calvert Research and Management

Attn: Chief Legal Officer

Two International Place

Boston, MA 02110

[email address]

If to the Sub-Adviser:

Ameritas Investment Partners, Inc.

Attn: [ ]

5945 R Street

Lincoln, NE 68505

Phone 402-467-6961

Fax 402-467-6970

[ ]

K-8

       19.       Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved in a manner consistent with the requirements of the 1940 Act. The Sub-Adviser shall furnish to the Board such information as may be reasonably necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant Section 17 or this Section 19 of this Agreement.

20.       No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except as described in Section 21(b) of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any shareholder or person other than the Adviser or the Fund(s) in question (including without limitation any shareholder in any Fund) any direct, indirect, derivative or other rights against the Adviser or Sub-Adviser or (ii) create or give rise to any duty or obligation on the part of the Adviser or Sub-Adviser (including without limitation any fiduciary duty) to any shareholder or person other than a Fund, all of which rights, benefits, duties and obligations are hereby expressly excluded.

21.       Interpretation of Certain Terms. The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of shares of the Fund present or represented by proxy at the meeting if the holders of more than 50 per centum of the outstanding shares of the Fund are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding shares of the Fund. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such order, rule, regulation, interpretative release, or guidance.

22.       Miscellaneous.

a.       This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. Any legal action or proceeding with respect to this Agreement or the services provided hereunder or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the state courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts and each party hereto submits with regard to any action or proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

b.       The Adviser and the Sub-Adviser acknowledge that the Company enjoys the rights of a third-party beneficiary under this Agreement, and the Adviser acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Advisory Agreement.

c.       The Sub-Adviser expressly acknowledges the provision in the Declaration of Trust of the Adviser (which is on file with the Secretary of the Commonwealth of Massachusetts) limiting the personal liability of the Trustee, officers, employees and agents of the Adviser, and the Sub-Adviser hereby agrees that it shall have recourse to the Adviser for payment of claims or obligations as between the Adviser and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from the Trustee or any officer, employee or agent of the Adviser.

K-9

     d.       The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

e.       To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party.

f.       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

g.       Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Adviser, or constituting the Adviser as an agent or co-partner of the Sub-Adviser.

h.       This Agreement may be executed in counterparts.

K-10

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

Calvert Research and Management

By:

Name:

Title:

Ameritas Investment Partners, Inc.

By:

Name:

Title:

K-11

SCHEDULE A

Annual Investment Sub-Advisory Fee

For the services rendered under this Agreement, the fee payable to the Sub-Adviser shall be [ ]% of the Portfolio’s average daily net assets annually as determined in accordance with the Fund’s Valuation Procedures. The Portfolio’s daily net assets shall be computed in accordance with the Company’s governing documents, and any applicable procedures, votes and determinations of the Board of the Company.

K-12

Appendix L

INVESTMENT SUB-ADVISORY AGREEMENTS DATES AND APPROVALS

	Date of Current Sub-Advisory Agreement(s)	Date Current Sub-Advisory Agreement was last Submitted to Shareholder Vote	Purpose of Last Submission of Current Sub-Advisory Agreement to Shareholder Vote (e.g., Original Approval)	Date of Last Approval by Board of Trustees of and Other Actions Taken with Respect to Continuance of Current Advisory Agreement
Calvert Social Investment Fund
Calvert Equity Fund	12/31/2016	1/27/2017	Original Approval	3/4/2020

Calvert World Values Fund, Inc.
Calvert Emerging Markets Equity Fund	10/5/2018	10/5/2018	Approval related to change in control of Hermes	3/4/2020
Calvert International Equity Fund	11/1/2017	-	Not Required[1]	3/4/2020
Calvert International Opportunities Fund	11/1/2017	-	Not Required[1]	3/4/2020

Calvert Variable Products, Inc.
Calvert VP Investment Grade Bond Index Portfolio	12/31/2016	12/16/2016	Original Approval	3/4/2020
Calvert VP Nasdaq 100 Index Portfolio	12/31/2016	12/16/2016	Original Approval	3/4/2020
Calvert VP Russell 2000 Small Cap Index Portfolio	12/31/2016	12/16/2016	Original Approval	3/4/2020
Calvert VP S&P 500 Index Portfolio	12/31/2016	12/16/2016	Original Approval	3/4/2020
Calvert VP S&P MidCap 400 Index Portfolio	12/31/2016	12/16/2016	Original Approval	3/4/2020
Calvert VP Volatility Managed Growth Portfolio	12/31/2016	12/16/2016	Original Approval	3/4/2020
Calvert VP Volatility Managed Moderate Portfolio	12/31/2016	12/16/2016	Original Approval	3/4/2020
Calvert VP Volatility Managed Moderate Growth Portfolio	12/31/2016	12/16/2016	Original Approval	3/4/2020

_______________

1    Pursuant to SEC staff guidance, the current sub-advisory agreement did not require shareholder approval.

L-1

Appendix M

PAYMENTS TO CRM, THE SUB-ADVISERS OR AFFILIATES

The following fees were paid by a Fund to CRM, a Sub-Adviser, or any of their current or prospective affiliates during such Fund’s most recent fiscal year (other than brokerage commissions or fees paid under an investment advisory or sub-advisory agreement). These services will continue to be provided after the proposed new investment advisory and sub-advisory agreements are approved.

	Fiscal Year End	Fees Paid to CRM for Administrative Services[1]	Fees Paid to EVD[2] for Distribution and Service	Fees Paid to EVD for Sales Charges	Fees Paid to EVD for Contingent Deferred Sales Chares	Fees Paid to Eaton Vance for Sub-Transfer Agency Services[3]
(The) Calvert Fund
Calvert High Yield Bond Fund	9/30/20	$298,002	$164,009	$18,941	$302	$19,233
Calvert Income Fund	9/30/20	$709,943	$799,643	$23,450	$2,317	$78,221
Calvert Long-Term Income Fund	9/30/20	$111,567	$122,013	$7,587	$43	$14,786
Calvert Short Duration Income Fund	9/30/20	$2,007,114	$1,051,202	$5,659	$38,224	$62,998
Calvert Ultra-Short Duration Income Fund	9/30/20	$1,097,249	$777,782	None	None	$111,814

Calvert Impact Fund, Inc.
Calvert Global Energy Solutions Fund	9/30/20	$106,877	$195,656	$19,266	$598	$43,793
Calvert Global Water Fund	9/30/20	$487,098	$895,877	$37,072	$2,608	$107,069
Calvert Green Bond Fund	9/30/20	$561,413	$169,309	$36,869	$166	$40,394
Calvert Small-Cap Fund	9/30/20	$1,200,717	$600,860	$53,680	$2,873	$101,848

Calvert Management Series
Calvert Flexible Bond Fund	12/31/19	$205,023	$72,678	$7,848	$375	$8,527
Calvert Floating-Rate Advantage Fund	9/30/20	$72,259	$6,494	$386	None	$1,361
Calvert Responsible Municipal Income Fund	12/31/19	$194,376	$297,813	$20,020	$301	$20,415

Calvert Responsible Index Series, Inc.
Calvert International Responsible Index Fund	9/30/20	$210,485	$105,452	$5,019	None	$12,733
Calvert US Large-Cap Core Responsible Index Fund	9/30/20	$2,790,221	$1,492,271	$103,041	$6,713	$75,260
Calvert US Large-Cap Growth Responsible Index Fund	9/30/20	$133,733	$53,087	$16,865	$9	$9,190
Calvert US Large-Cap Value Responsible Index Fund	9/30/20	$653,487	$129,403	$20,147	$5	$13,938
Calvert US Mid-Cap Core Responsible Index Fund	9/30/20	$90,408	$32,725	$6,452	None	$11,046

Calvert Social Investment Fund
Calvert Balanced Fund	9/30/20	$1,060,254	$2,138,051	$164,859	$10,696	$156,070
Calvert Bond Fund	9/30/20	$2,177,897	$774,456	$69,618	$1,911	$92,244
Calvert Conservative Allocation Fund	9/30/20	None	$709,480	$49,700	$3,742	$31,555
Calvert Equity Fund	9/30/20	$5,008,680	$5,377,584	$345,382	$17,569	$297,459
Calvert Growth Allocation Fund	9/30/20	None	$514,208	$67,493	$1,646	$53,467
Calvert Moderate Allocation Fund	9/30/20	None	$985,707	$59,000	$1,635	$59,387

Calvert World Values Fund, Inc.
Calvert Emerging Markets Advancement Fund	9/30/20	$34,860	$74	$1	None	$161
Calvert Emerging Markets Equity Fund	9/30/20	$3,076,249	$679,610	$24,756	$4,404	$106,520
Calvert International Equity Fund	9/30/20	$442,603	$368,987	$20,319	$120	$78,788
Calvert International Opportunities Fund	9/30/20	$420,430	$224,162	$16,412	$753	$32,757
Calvert Mid-Cap Fund	9/30/20	$262,648	$479,901	$20,014	$11,179	$70,393
M-1

	Fiscal Year End	Fees Paid to CRM for Administrative Services[1]	Fees Paid to EVD[2] for Distribution and Service	Fees Paid to EVD for Sales Charges	Fees Paid to EVD for Contingent Deferred Sales Chares	Fees Paid to Eaton Vance for Sub-Transfer Agency Services[3]
Calvert Variable Series, Inc.
Calvert VP SRI Balanced Portfolio	12/31/19	$403,430	$8,439	None	None	$723
Calvert VP SRI Mid Cap Portfolio	12/31/19	$42,562	None	None	None	$295

Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio	12/31/19	$145,794	$20,623	None	None	$483
Calvert VP Investment Grade Bond Index Portfolio	12/31/19	$169,975	$1,881	None	None	$290
Calvert VP Nasdaq 100 Index Portfolio	12/31/19	$192,099	$8,175	None	None	$186
Calvert VP Russell 2000 Small Cap Portfolio	12/31/19	$217,667	$73,490	None	None	$499
Calvert VP S&P 500 Index Portfolio	12/31/19	$521,661	None	None	None	$394
Calvert VP S&P MidCap 400 Index Portfolio	12/31/20	$605,351	$558,083	None	None	$551
Calvert VP Volatility Managed Growth Portfolio	12/31/19	$185,112	$385,651	None	None	$57
Calvert VP Volatility Managed Moderate Portfolio	12/31/19	$129,891	$270,606	None	None	$91
Calvert VP Volatility Managed Moderate Growth Portfolio	12/31/19	$104,758	$218,246	None	None	$123

[1]	For each of the Funds, CRM provides administrative services pursuant to an administrative services agreement that is separate from the Funds’ investment advisory agreements with CRM. Under the administrative services agreement, CRM has been engaged to administer each Fund’s affairs, subject to the supervision of the Board, and shall furnish office space and all necessary office facilities, equipment, and personnel for administering the affairs of each Fund.
[2]	EVC owns all of the outstanding stock of EVD, a broker-dealer registered with the SEC, which serves as the principal underwriter for each Fund.
[3]	Eaton Vance provides sub-transfer agency and related services pursuant to a sub-transfer agency support services agreement. Under the agreement, Eaton Vance provides: (1) specified sub-transfer agency services; (2) compliance monitoring services; (3) oversight of the transfer agent; and (4) intermediary oversight services. For the services it provides, Eaton Vance receives an aggregate annual fee equal to the actual expenses incurred by Eaton Vance in the performance of such services. Each Fund pays a pro rata share of such fee.

Morgan Stanley

EVD pays a portion of the service and distribution fees it receives to Morgan Stanley in connection with sales of Fund shares on Morgan Stanley’s distribution platform. Such fees are paid to Morgan Stanley by EVD out of the service fees it receives under a distribution plan pursuant to Rule 12b-1 of the 1940 Act.

Morgan Stanley and its affiliates may also receive fees for sub-transfer agency services provided to the Funds.

	Fiscal Year End	Service Fees Paid to Morgan Stanley	Fees Paid to Morgan Stanley or an Affiliate for Sub-Transfer Agency Services
(The) Calvert Fund
Calvert High Yield Bond Fund	9/30/20	$5,051	$3,171
Calvert Income Fund	9/30/20	$18,548	$6,389
Calvert Long-Term Income Fund	9/30/20	$5,838	$1,705
Calvert Short Duration Income Fund	9/30/20	$30,187	$9,930
Calvert Ultra-Short Duration Income Fund	9/30/20	$26,483	$35,138

Calvert Impact Fund, Inc.
Calvert Global Energy Solutions Fund	9/30/20	$8,213	$1,478
Calvert Global Water Fund	9/30/20	$40,137	$11,514
Calvert Green Bond Fund	9/30/20	$35	$214
Calvert Small-Cap Fund	9/30/20	$17,373	$59,074
M-2

	Fiscal Year End	Service Fees Paid to Morgan Stanley	Fees Paid to Morgan Stanley or an Affiliate for Sub-Transfer Agency Services

Calvert Management Series
Calvert Flexible Bond Fund	12/31/19	None	None
Calvert Floating-Rate Advantage Fund	9/30/20	None	$12
Calvert Responsible Municipal Income Fund	12/31/19	$10,822	$3,155

Calvert Responsible Index Series, Inc.
Calvert International Responsible Index Fund	9/30/20	None	$134
Calvert US Large-Cap Core Responsible Index Fund	9/30/20	$76,609	$31,750
Calvert US Large-Cap Growth Responsible Index Fund	9/30/20	None	$33
Calvert US Large-Cap Value Responsible Index Fund	9/30/20	None	$203
Calvert US Mid-Cap Core Responsible Index Fund	9/30/20	None	$4

Calvert Social Investment Fund
Calvert Balanced Fund	9/30/20	$67,121	$15,597
Calvert Bond Fund	9/30/20	$26,041	$26,692
Calvert Conservative Allocation Fund	9/30/20	$10,621	$1,915
Calvert Equity Fund	9/30/20	$210,603	$96,100
Calvert Growth Allocation Fund	9/30/20	$7,274	$1,452
Calvert Moderate Allocation Fund	9/30/20	$20,351	$3,756

Calvert World Values Fund, Inc.
Calvert Emerging Markets Advancement Fund	9/30/20	None	None
Calvert Emerging Markets Equity Fund	9/30/20	$64,230	$148,356
Calvert International Equity Fund	9/30/20	$16,433	$6,273
Calvert International Opportunities Fund	9/30/20	$5,181	$5,590
Calvert Mid-Cap Fund	9/30/20	$11,961	$3,221

Calvert Variable Series, Inc.
Calvert VP SRI Balanced Portfolio	12/31/19	None	None
Calvert VP SRI Mid Cap Portfolio	12/31/19	None	None

Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio	12/31/19	None	None
Calvert VP Investment Grade Bond Index Portfolio	12/31/19	None	None
Calvert VP Nasdaq 100 Index Portfolio	12/31/19	None	None
Calvert VP Russell 2000 Small Cap Portfolio	12/31/19	None	None
Calvert VP S&P 500 Index Portfolio	12/31/19	None	None
Calvert VP S&P MidCap 400 Index Portfolio	12/31/20	None	None
Calvert VP Volatility Managed Growth Portfolio	12/31/19	None	None
Calvert VP Volatility Managed Moderate Portfolio	12/31/19	None	None
Calvert VP Volatility Managed Moderate Growth Portfolio	12/31/19	None	None

M-3

Appendix N

Fund Directors/Trustees and Officers

Directors/Trustees
Richard L. Baird, Jr.
Cari M. Dominguez
Alice Gresham Bullock
John G. Guffey, Jr.
Miles D. Harper, III
Joy V. Jones
John H. Streur
Anthony A. Williams

Officers
President:	John H. Streur
Vice President and Secretary:	Maureen A. Gemma[1]
Treasurer: [2]	James F. Kirchner
Assistant Treasurer(s):	Michael J. Hebert Helen Hedberg Jennifer L. Flynn Dan A. Maalouly
Assistant Secretary:	Katy D. Burke A. John Murphy
Chief Compliance Officer:	Hope Brown
Anti-Money Laundering Officer:	Erick Lopez

[1] Ms. Gemma is also the Chief Legal Officer
[2] The Treasurer is also the Principal Financial and Accounting Officer

N-1

Appendix O

5% Ownership

As of November 30, 2020 to the knowledge of the Funds, no person other than those listed below owned beneficially or of record 5% or more of the outstanding shares of any Fund. Beneficial owners of 25% or more of a Fund’s outstanding shares are presumed to be in control of a class for purposes of voting on certain matters submitted to shareholders.

		Address	Amount of Securities Owned	Percentage Owned
(The) Calvert Fund

Calvert High Yield Bond Fund
Class A
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	491,185.323	26.26%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	191,207.797	10.22%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	138,995.057	7.43%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	132,322.942	7.07%
Class C
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1932	28,074.898	15.30%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	22,009.492	11.99%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	20,067.075	10.94%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	17,667.880	9.63%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716-1100	13,339.219	7.27%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	10,842.557	5.91%
Class I
	Goldman Sachs & Co	220 South Main Street, Salt Lake City, UT 84101-2199	2,389,808.027	23.85%
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	1,569,199.663	15.66%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	705,570.573	7.04%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	640,222.898	6.39%
	Band & Co.	c/o US Bank NA, P.O. Box 1787, Milwaukee, WI 53201-1787	600,227.280	5.99%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716-1100	584,488.317	5.83%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	583,186.351	5.82%
Class R6
	Calvert Moderate Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	538,954.349	61.03%
	Calvert Conservative Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	188,506.997	21.35%
	Calvert Aggressive Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	148,013.964	16.76%

Calvert Income Fund
Class A
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	1,585,447.637	10.13%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	1,564,549.125	10.00%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6484	1,290,384.166	8.24%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	1,172,675.549	7.49%
Class C
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	49,592.049	10.60%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	41,205.154	8.81%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	37,939.266	8.11%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716-1100	31,143.122	6.66%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6484	29,714.216	6.35%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1932	25,368.330	5.42%
Class I
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086-6761	4,173,316.593	20.09%
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	3,590,281.540	17.28%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	2,442,279.038	11.76%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	2,430,292.558	11.70%
	JP Morgan Securities LLC	4 Chase Metrotech Center, 3rd Floor, Brooklyn, NY 11245-0003	2,135,216.592	10.28%

O-1

		Address	Amount of Securities Owned	Percentage Owned
Calvert Long-Term Income Fund
Class A
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	282,458.453	10.64%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	224,810.108	8.47%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	210,805.353	7.94%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	203,077.482	7.65%
Class I
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	887,684.994	33.11%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	501,252.783	18.70%
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	480,510.956	17.92%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	324,443.696	12.10%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	134,266.951	5.01%

Calvert Short Duration Income Fund
Class A
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	2,468,051.822	14.70%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	1,834,564.410	10.93%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,368,311.269	8.15%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	1,253,549.647	7.47%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	1,140,404.071	6.79%
Class C
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	260,685.435	15.26%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	188,149.350	11.02%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	176,667.488	10.34%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	169,342.972	9.92%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086-6761	100,209.782	5.87%
Class I
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	16,141,281.000	18.71%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	13,650,046.300	15.83%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	11,736,521.740	13.61%
	Band & Co.	c/o US Bank NA, P.O. Box 1787, Milwaukee, WI 53201-1787	6,624,752.285	7.68%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086-6761	5,451,745.991	6.32%
Class R6
	Catholic Health Assoc. of the U.S.	4455 Woodson Road, St. Louis, MO 63134-3797	489,513.920	19.05%
	NA Bank & Co.	P.O. Box 2180, Tulsa, OK 74101-2180	459,951.941	17.89%
	Key Bank NA	P.O. Box 94871, Cleveland, OH 44101-4871	428,350.767	16.67%
	JP Morgan Securities LLC	4 Chase Metrotech Center, 3rd Floor, Brooklyn, NY 11245-0003	331,252.278	12.89%
	Calvert Moderate Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	323,214.599	12.58%
	Calvert Conservative Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	300,960.876	11.71%

Calvert Ultra-Short Duration Income Fund
Class A
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716-1100	2,206,439.024	7.34%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086-6761	2,201,352.027	7.33%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	1,780,519.735	5.93%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	1,609,518.098	5.36%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1932	1,531,680.216	5.10%
Class I
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	8,539,606.681	17.72%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6484	6,730,516.986	13.97%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1932	5,350,448.212	11.10%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086-6761	4,521,457.361	9.38%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	4,405,001.520	9.14%
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	3,517,772.577	7.30%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	3,011,357.352	6.25%
O-2

		Address	Amount of Securities Owned	Percentage Owned
Class R6
	Calvert Moderate Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	1,697,045.373	47.97%
	Calvert Conservative Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	1,496,694.453	42.31%

Calvert Impact Fund, Inc.

Calvert Global Energy Solutions Fund
Class A
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	1,046,719.435	15.36%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	914,194.563	13.41%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	388,764.522	5.70%
Class C
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716-1100	98,304.961	12.18%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	79,483.981	9.85%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	62,062.847	7.69%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1932	61,165.432	7.58%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086-6761	60,892.821	7.54%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	59,450.047	7.36%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	56,143.810	6.95%
Class I
	TIAA	211 North Broadway, Suite 1000, St. Louis, MO 63102-2748	1,419,925.232	28.28%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	685,174.842	13.65%
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	575,817.748	11.47%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	387,880.799	7.72%
	TD Ameritrade	P.O. Box 2226, Omaha, NE 68103-2226	315,526.991	6.28%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	290,040.232	5.78%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716-1100	286,074.351	5.70%

Calvert Global Water Fund
Class A
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	1,039,541.606	12.48%
	Charles Schwab & Co. Inc. Reinv. Acct.	211 Main Street, San Francisco, CA 94105-1905	890,729.987	10.70%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	877,583.386	10.54%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	603,346.962	7.24%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6484	561,143.640	6.74%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	485,243.167	5.83%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	481,882.765	5.79%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	234,150.247	12.79%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	231,127.969	12.63%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	227,545.383	12.43%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	188,553.168	10.30%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	180,494.059	9.86%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716-1100	96,842.276	5.29%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	94,458.585	5.16%
Class I
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310-1955	1,399,698.303	16.19%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	1,399,570.653	16.19%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	801,219.195	9.27%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086-6761	733,580.063	8.49%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	720,364.539	8.33%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1932	581,450.537	6.73%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6484	572,265.746	6.62%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	565,801.048	6.55%

O-3

		Address	Amount of Securities Owned	Percentage Owned
Calvert Green Bond Fund
Class A
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	1,413,036.989	28.93%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	1,133,694.423	23.21%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	390,865.602	8.00%
Class I
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	13,721,118.460	37.14%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086-6761	5,167,152.440	13.99%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	4,717,067.280	12.77%
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	4,371,591.410	11.83%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	3,388,438.760	9.17%
Class R6
	Saxon & Co.	PO Box 94597, Cleveland, OH 44101-4597	110,852.627	49.80%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	73,266.255	32.91%
	Saxon & Co.	PO Box 94597, Cleveland, OH 44101-4597	18,799.959	8.45%

Calvert Small-Cap Fund
Class A
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	1,030,508.544	13.10%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	770,235.890	9.79%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	664,663.845	8.45%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	394,947.126	5.02%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	128,774.746	15.25%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1932	124,224.058	14.71%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	90,474.579	10.71%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	72,854.493	8.63%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716-1100	66,356.235	7.86%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	54,332.922	6.43%
Class I
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	7,593,100.454	14.97%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1932	7,022,206.360	13.85%
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	5,564,768.962	10.97%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6484	5,007,651.590	9.87%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	4,781,417.260	9.43%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	4,280,336.369	8.44%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	3,141,029.636	6.19%
Class R6
	National Financial Services LLC	499 Washington Blvd., 4th Floor, Jersey City, NJ 07310-1995	1,092,828.371	61.26%
	Calvert Aggressive Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	232,437.876	13.03%
	Calvert Moderate Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	228,727.694	12.82%
	Calvert Conservative Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	114,069.376	6.39%
O-4

		Address	Amount of Securities Owned	Percentage Owned

Calvert Management Series

Calvert Flexible Bond Fund
Class A
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	580177.092	37.49%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	296661.821	19.17%
Class C
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716-1100	18523.19	23.29%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	14329.705	18.02%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	13234.761	16.64%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	9523.149	11.97%
Class I
	National Financial Services LLC	499 Washington Blvd., 4th Floor, Jersey City, NJ 07310-1995	3487974.721	36.07%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	2155938.377	22.29%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	1436491.397	14.85%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	918630.109	9.50%
Class R6
	Calvert Conservative Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	999308.139	50.97%
	Calvert Moderate Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	954282.547	48.67%

Calvert Floating-Rate Advantage Fund
Class A
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	71,326.467	28.85%
	David Robert & Elaine Prause JT WROS	8718 SE 15th Avenue, Portland, OR 97202-7141	30,064.105	12.16%
	National Financial Services LLC	499 Washington Blvd., 4th Floor, Jersey City, NJ 07310-1995	14,850.102	6.01%
	UMB Bank NA	4 Morehouse Road, Poughkeepsie, NY 12603-4010	14,265.492	5.77%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	13,751.206	5.56%
Class I
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	874,284.738	29.17%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	750,489.925	25.04%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	360,622.787	12.03%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	274,096.437	9.15%
	Ameritrade Clearing Inc.	P.O. Box 2226, Omaha, NE 68103-2226	208,567.000	6.96%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	186,338.091	6.22%
Class R6
	Calvert Moderate Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	1,919,560.585	38.33%
	Calvert Conservative Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	1,876,359.892	37.46%
	Calvert Aggressive Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	526,557.963	10.51%
	Calvert Flexible Bond Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	436,758.265	8.72%

O-5

		Address	Amount of Securities Owned	Percentage Owned
Calvert Responsible Municipal Income Fund
Class A
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	813,356.391	10.64%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	513,941.791	6.72%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	461,881.086	6.04%
Class C
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	42,519.069	32.62%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	26,987.010	20.70%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	18,325.230	14.06%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	12,320.632	9.45%
	UMB Bank NA	5135 E. Golfview Dr., Au Gres, MI 48703-9798	7,543.884	5.79%
Class I
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	2,557,488.339	19.10%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	1,895,808.001	14.16%
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	1,840,097.086	13.74%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	1,491,292.224	11.14%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	1,429,459.003	10.68%
	Band & Co.	c/o US Bank NA, P.O. Box 1787, Milwaukee, WI 53201-1787	1,227,594.235	9.17%

Calvert Responsible Index Series, Inc.

Calvert International Responsible Index Fund
Class A
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	368,159.340	33.02%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	91,355.445	8.19%
	National Financial Services LLC	499 Washington Blvd., 4th Floor, Jersey City, NJ 07310-1995	61,409.969	5.51%
Class I
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	3,774,126.677	42.80%
	TD Ameritrade	P.O. Box 2226, Omaha, NE 68103-2226	1,398,736.023	15.86%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	1,348,106.617	15.29%
	Winston Foundation Inc.	c/o Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, NY 10019-6031	535,257.047	6.07%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	491,681.992	5.58%
Class R6
	Calvert Moderate Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	519,543.325	36.81%
	Calvert Aggressive Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	487,890.519	34.57%
	Calvert Conservative Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	232,366.293	16.46%

O-6

		Address	Amount of Securities Owned	Percentage Owned
Calvert US Large-Cap Core Responsible Index Fund
Class A
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	1,762,885.156	11.97%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	1,112,987.876	7.56%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	1,031,672.163	7.00%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	296,247.138	13.96%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	210,510.643	9.92%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	195,224.591	9.20%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1932	193,640.924	9.13%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	178,556.792	8.41%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716-1100	146,461.570	6.90%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	142,349.005	6.71%
Class I
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	15,411,683.090	24.24%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	14,056,656.800	22.11%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	7,863,521.754	12.37%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	3,457,691.508	5.44%
Class R6
	National Financial Services LLC	499 Washington Blvd., 4th Floor, Jersey City, NJ 07310-1995	9,693,632.463	46.17%
	SEI Private Trust Company	One Freedom Valley Drive, Oaks, PA 19456-9989	2,870,317.384	13.67%
	Great-West Trust Company LLC	8515 E. Orchard Rd. 2T2, Greenwood Village, CO 80111-5002	2,417,151.441	11.51%
	Calvert Moderate Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	1,540,385.852	7.34%
	Calvert Aggressive Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	1,227,735.548	5.85%
	T Rowe Price	4515 Painters Mill Road, Owings Mills, MD 21117-4903	1,156,083.307	5.51%

Calvert US Large-Cap Growth Responsible Index Fund
Class A
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	127,727.577	16.59%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	118,762.114	15.42%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	89,360.302	11.61%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716-1100	56,006.868	7.27%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	45,873.829	5.96%
Class I
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	762,157.547	24.63%
	Calvert Moderate Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	399,728.460	12.92%
	TD Ameritrade	P.O. Box 2226, Omaha, NE 68103-2226	333,970.319	10.79%
	Calvert Aggressive Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	304,407.154	9.84%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	300,011.224	9.69%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	245,658.682	7.94%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	224,127.259	7.24%
	Calvert Conservative Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	201,561.834	6.51%

O-7

		Address	Amount of Securities Owned	Percentage Owned
Calvert US Large-Cap Value Responsible Index Fund
Class A
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	834,948.817	39.29%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	540,571.734	25.44%
Class I
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6484	8,482,530.932	26.50%
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	5,763,025.609	18.00%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	5,211,874.887	16.28%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	1,919,441.927	6.00%
	Calvert Moderate Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	1,851,351.232	5.78%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086-6761	1,611,680.047	5.03%

Calvert US Mid-Cap Core Responsible Index Fund
Class A
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	104,598.635	18.32%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	68,827.587	12.06%
Class I
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	723,212.370	21.09%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	516,184.515	15.05%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	295,268.205	8.61%
	TD Ameritrade	P.O. Box 2226, Omaha, NE 68103-2226	250,676.168	7.31%
	Calvert Moderate Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	230,241.806	6.72%
	Band & Co.	c/o US Bank NA, P.O. Box 1787, Milwaukee, WI 53201-1787	225,917.001	6.59%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	216,290.457	6.31%
	Calvert Aggressive Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	205,215.060	5.99%

Calvert Social Investment Fund

Calvert Balanced Fund
Class A
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	2,475,050.545	13.33%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	1,369,714.504	7.38%
Class C
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	231,434.669	13.41%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	185,187.132	10.73%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	170,474.950	9.88%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1932	148,982.108	8.63%
Class I
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	809,916.426	13.85%
	TIAA	211 North Broadway, Suite 1000, St. Louis, MO 63102-2748	573,639.611	9.81%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	565,412.710	9.67%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	396,268.771	6.78%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	349,783.760	5.98%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	295,679.688	5.06%
Class R6
	ING National Trust	One Orange Way, B3N, Windsor, CT 06095-4773	60,731.747	31.34%
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	27,398.306	14.14%
	Nationwide Trust Company FSB	P.O. Box 182029, Columbus, OH 43218-2029	23,543.096	12.15%
	VRSCO	2727-A Allen Parkway, 4-D1, Houston, TX 77019-2107	19,035.176	9.82%
	VRSCO	2727-A Allen Parkway, 4-D1, Houston, TX 77019-2107	17,484.401	9.02%

O-8

		Address	Amount of Securities Owned	Percentage Owned
Calvert US Large-Cap Value Responsible Index Fund
Class A
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	834,948.817	39.29%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	540,571.734	25.44%
Class I
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6484	8,482,530.932	26.50%
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	5,763,025.609	18.00%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	5,211,874.887	16.28%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	1,919,441.927	6.00%
	Calvert Moderate Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	1,851,351.232	5.78%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086-6761	1,611,680.047	5.03%

Calvert US Mid-Cap Core Responsible Index Fund
Class A
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	104,598.635	18.32%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	68,827.587	12.06%
Class I
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	723,212.370	21.09%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	516,184.515	15.05%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	295,268.205	8.61%
	TD Ameritrade	P.O. Box 2226, Omaha, NE 68103-2226	250,676.168	7.31%
	Calvert Moderate Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	230,241.806	6.72%
	Band & Co.	c/o US Bank NA, P.O. Box 1787, Milwaukee, WI 53201-1787	225,917.001	6.59%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	216,290.457	6.31%
	Calvert Aggressive Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	205,215.060	5.99%

Calvert Social Investment Fund

Calvert Balanced Fund
Class A
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	2,475,050.545	13.33%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	1,369,714.504	7.38%
Class C
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	231,434.669	13.41%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	185,187.132	10.73%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	170,474.950	9.88%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1932	148,982.108	8.63%
Class I
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	809,916.426	13.85%
	TIAA	211 North Broadway, Suite 1000, St. Louis, MO 63102-2748	573,639.611	9.81%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	565,412.710	9.67%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	396,268.771	6.78%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	349,783.760	5.98%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	295,679.688	5.06%
Class R6
	ING National Trust	One Orange Way, B3N, Windsor, CT 06095-4773	60,731.747	31.34%
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	27,398.306	14.14%
	Nationwide Trust Company FSB	P.O. Box 182029, Columbus, OH 43218-2029	23,543.096	12.15%
	VRSCO	2727-A Allen Parkway, 4-D1, Houston, TX 77019-2107	19,035.176	9.82%
	VRSCO	2727-A Allen Parkway, 4-D1, Houston, TX 77019-2107	17,484.401	9.02%

O-9

		Address	Amount of Securities Owned	Percentage Owned
Calvert Equity Fund
Class A
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	2,939,712.890	9.78%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	1,818,691.955	6.05%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	582,938.531	15.65%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6484	354,207.186	9.51%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716-1100	342,477.489	9.19%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1932	320,350.333	8.60%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	312,824.732	8.40%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	279,597.105	7.50%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	223,707.391	6.00%
Class I
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	8,342,058.352	20.62%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	5,241,329.028	12.95%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6484	4,941,780.467	12.21%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	2,758,365.673	6.82%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	2,561,272.413	6.33%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716-1100	2,059,106.060	5.09%
Class R6
	SEI Private Trust Company	One Freedom Valley Drive, Oaks, PA 19456-9989	1,228,607.100	27.45%
	SEI Private Trust Company	One Freedom Valley Drive, Oaks, PA 19456-9989	543,535.541	12.14%
	JP Morgan Securities LLC	4 Chase Metrotech Center, Fl. 3, Brooklyn, NY 11245-0003	436,892.168	9.76%
	Wells Fargo Bank N.A.	PO Box 1533, Minneapolis, MN 55480	382,923.968	8.55%
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	362,283.452	8.09%
	Nationwide Trust Company	P.O. Box 182029, Columbus, OH 43218-2029	290,158.247	6.48%
	SEI Private Trust Company	One Freedom Valley Drive, Oaks, PA 19456-9989	276,895.274	6.19%

Calvert Growth Allocation Fund
Class A
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	885,953.881	12.35%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	831,325.943	11.59%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	407,508.047	5.68%
Class C
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	222,018.159	27.32%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	97,270.066	11.97%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	96,957.644	11.93%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	43,941.316	5.41%
Class I
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	209,035.524	21.00%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	105,518.234	10.60%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	81,491.341	8.19%
	DCGT	711 High Street, Des Moines, IA 50392-0001	77,575.314	7.80%
	TIAA	211 North Broadway, Suite 1000, St. Louis, MO 63102-2748	60,995.146	6.13%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	56,575.292	5.68%

O-10

		Address	Amount of Securities Owned	Percentage Owned
Calvert Moderate Allocation Fund
Class A
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	1,375,469.455	11.13%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	1,216,176.227	9.84%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	999,417.359	8.08%
Class C
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	295,895.744	18.12%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	230,197.262	14.10%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	140,474.323	8.60%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	136,626.544	8.37%
Class I
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	647,590.946	20.43%
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	430,563.835	13.58%
	TIAA	211 North Broadway, Suite 1000, St. Louis, MO 63102-2748	396,035.700	12.49%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	218,536.368	6.89%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	198,631.062	6.26%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716-1100	182,609.020	5.76%
	Matrix Trust Company	717 17th Street, Suite 1300, Denver, CO 80202-3304	168,312.250	5.31%

Calvert World Values Fund, Inc.

Calvert Emerging Markets Advancement Fund
Class A
	Flaurie G. Cooperman	228 E. Route 59, PMB 414, Nanuet, NY 10954-2905	2,108.509	20.55%
	UMB Bank NA	1461 W. Fargo Ave. Apt. 3, Chicago, IL 60626-6294	1,281.428	12.49%
	UMB Bank NA	42 Shore Dr., Concord, MA 01742-5739	1,231.882	12.01%
	Eaton Vance Management	Two International Place, Boston, MA 02110-4104	1,005.107	9.80%
Class I
	Calvert Moderate Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	1,210,740.559	30.95%
	Calvert Aggressive Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	1,017,929.356	26.02%
	Eaton Vance Management	Two International Place, Boston, MA 02110-4104	1,004,096.544	25.67%
	Calvert Conservative Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	450,957.386	11.53%

Calvert Emerging Markets Equity Fund
Class A
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	2,420,682.823	21.36%
	Great-West Trust Company LLC	8515 E. Orchard Rd. 2T2, Greenwood Village, CO 80111-5002	1,910,784.053	16.86%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	444,351.730	26.23%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1932	402,799.207	23.78%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	225,649.607	13.32%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716-1100	103,521.131	6.11%
Class I
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	32,503,304.680	22.34%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1932	19,769,363.590	13.59%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	18,255,482.010	12.55%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	15,676,399.270	10.77%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	10,447,493.320	7.18%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	9,399,183.055	6.46%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	8,485,698.686	5.83%

O-11

		Address	Amount of Securities Owned	Percentage Owned
Class R6
	JP Morgan Securities LLC	4 Chase Metrotech Center, 3rd FL, Brooklyn, NY 11245-0003	5,987,991.235	31.92%
	National Financial Services LLC	499 Washington Blvd., 4th Floor, Jersey City, NJ 07310-1995	5,544,630.498	29.56%
	SEI Private Trust Company	One Freedom Valley Drive, Oaks, PA 19456-9989	1,469,944.310	7.84%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	1,082,252.869	5.77%
	Calvert Moderate Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	955,677.618	5.09%

Calvert International Equity Fund
Class A
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	989,881.410	14.26%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	605,346.394	8.72%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	414,992.945	5.98%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	53,805.457	17.03%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	35,489.503	11.23%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716-1100	22,956.862	7.26%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086-6761	20,107.104	6.36%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	19,072.927	6.04%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	18,665.462	5.91%
Class I
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	3,126,676.495	21.73%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	2,797,932.898	19.44%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	1,539,596.871	10.70%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	1,244,147.156	8.65%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	1,070,006.855	7.44%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716-1100	970,457.730	6.74%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086-6761	840,770.398	5.84%
Class R6
	Calvert Moderate Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	1,005,760.652	17.70%
	Calvert Aggressive Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	916,676.104	16.14%
	USCGT DAF Growth & Income Fund c/o Eaton Vance Management	8910 Purdue Rd. Suite 500, Indianapolis, IN 46268-6100	791,410.759	13.93%
	SEI Private Trust Company	One Freedom Valley Drive, Oaks, PA 19456-9989	713,084.266	12.55%
	EVTC Collective Investment Trust**	Two International Place, Boston, MA 02110-4104	553,233.112	9.74%
	USCGT DAF Growth Fund	Two International Place, Boston, MA 02110	553,083.373	9.74%
	Calvert Conservative Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	353,885.629	6.23%
	National Financial Services LLC	499 Washington Blvd., 4th Floor, Jersey City, NJ 07310-1995	311,022.071	5.47%

Calvert International Opportunities Fund
Class A
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	908,673.528	23.85%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	434,528.615	11.40%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	318,829.112	8.37%
	ING National Trust	One Orange Way, B3N, Windsor, CT 06095-4773	199,475.817	5.24%
Class C
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	40,514.488	14.02%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1932	29,242.558	10.12%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	20,854.750	7.22%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	20,233.627	7.00%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716-1100	18,381.098	6.36%

O-12

		Address	Amount of Securities Owned	Percentage Owned
Class I
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	2,433,502.946	17.17%
	National Financial Services LLC	499 Washington Blvd., 5th Floor, Jersey City, NJ 07310-2010	1,840,632.987	12.99%
	TIAA	211 North Broadway, Suite 1000, St. Louis, MO 63102-2748	1,468,358.412	10.36%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	1,449,932.571	10.23%
	SEI Private Trust Company	One Freedom Valley Drive, Oaks, PA 19456-9989	1,409,901.324	9.95%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	908,817.666	6.41%
	TD Ameritrade	P.O. Box 2226, Omaha, NE 68103-2226	881,762.458	6.22%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	879,994.395	6.21%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716-1100	778,472.232	5.49%
Class R6
	Calvert Moderate Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	1,226,294.154	42.56%
	Calvert Aggressive Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	980,501.088	34.03%
	Calvert Conservative Allocation Fund	Attn: Fund Admin., Two International Place, Boston, MA 02110-4104	392,969.597	13.64%

Calvert Mid-Cap Fund
Class A
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	531,771.166	12.09%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	347,728.965	7.91%
Class C
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	43,596.764	13.53%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103-2523	33,457.211	10.39%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716-1100	24,785.707	7.69%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	22,403.289	6.96%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	18,072.310	5.61%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	16,734.441	5.20%
Class I
	National Financial Services LLC	499 Washington Blvd., 4th Floor, Jersey City, NJ 07310-1995	352,967.319	18.01%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716-1100	256,314.013	13.08%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105-1905	252,100.192	12.86%
	Pershing LLC	P.O. Box 2052, Jersey City, NJ 07303-2052	245,101.846	12.50%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	130,053.588	6.63%

Calvert Variable Series, Inc.

Calvert VP SRI Balanced Portfolio
Class F
	Jefferson National Life Insurance	10350 Ormsby Park Place, Suite 600, Louisville, KY 40223-6175	1,793,174.565	61.56%
	Midland National Life Insurance Co.	P.O. Box 79907, Des Moines, IA 50325-0907	910,071.540	31.24%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	179,827.660	6.17%
Class I
	Mutual of America TVIF Fund	320 Park Avenue, Floor 8, New York, NY 10022-6815	60,402,965.150	37.39%
	ING Life Insurance and Annuity Co.	One Orange Way, B3N, Windsor, CT 06095-4773	27,968,764.840	17.31%
	Metropolitan Life Insurance Co.	P.O. Box 145461, Cincinnati, OH 45250-5461	22,761,418.400	14.09%
	Mutual of America Pension Fund	320 Park Avenue, Floor 8, New York, NY 10022-6815	12,462,106.450	7.71%

O-13

		Address	Amount of Securities Owned	Percentage Owned
Calvert VP SRI Mid Cap Portfolio
Unnamed Class
	Metropolitan Life Insurance Co.	P.O. Box 145461, Cincinnati, OH 45250-5461	239,406.568	22.52%
	American United Life Insurance	Attn: Separate Accounts, P.O. Box 368, Indianapolis, IN 46206-0368	201,425.630	18.94%
	Transamerica Life Insurance Co.	4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001	164,507.844	15.47%
	American United Life Insurance	Attn: Separate Accounts, P.O. Box 368, Indianapolis, IN 46206-0368	149,181.815	14.03%
	Midland National Life Insurance Co.	4350 Westown Parkway, West Des Moines, IA 50266-1036	80,153.410	7.54%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	69,794.852	6.56%

Calvert Variable Products, Inc.

Calvert VP EAFE International Index Portfolio
Class F
	Principal Life Insurance Company	711 High Street, Des Moines, IA 50392-0001	96,896.745	50.74%
	Prudential Financial	Attn: Pruco Life of AZ, 213 Washington St., Newark, NJ 07102-2992	30,868.376	16.16%
	Principal Life Insurance Company	711 High Street, Des Moines, IA 50392-0001	20,600.280	10.79%
	Country Investors Life Assurance Co.	1701 N. Towanda Avenue, Bloomington, IL 61701-2057	16,794.971	8.79%
	Forethought Life Insurance Co.	300 N. Meridian Street, Suite 1800, Indianapolis, IN 46204-1762	10,003.119	5.24%
Class I
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	588,028.098	51.28%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	129,944.072	11.33%
	Transamerica Life Insurance Co.	4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001	63,490.150	5.54%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	58,936.995	5.14%

Calvert VP Investment Grade Bond Index Portfolio
Class F
	Principal Life Insurance Company.	711 High Street, Des Moines, IA 50392-0001	57,054.558	85.74%
	Forethought Life Insurance Co.	300 N. Meridian Street, Suite 1800, Indianapolis, IN 46204-1762	6,616.813	9.94%
Class I
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	1,560,216.076	63.87%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	173,468.486	7.10%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	164,285.687	6.73%
	Woodmen of the World/Omaha Woodmen	1700 Farnam Street, Suite 840, Suite 2200, Omaha, NE 68102-2025	129,302.833	5.29%

Calvert VP Nasdaq 100 Index Portfolio
Class F
	Prudential Financial	Attn: Pruco Life of AZ, 213 Washington St., Newark, NJ 07102-2992	100,857.941	64.34%
	Forethought Life Insurance Co.	300 N. Meridian Street, Suite 1800, Indianapolis, IN 46204-1762	29,298.581	18.69%
	Prudential Financial	Attn: Pruco Life of NJ, 213 Washington St., Newark, NJ 07102-2992	26,600.350	16.97%
Class I
	Modern Woodmen of America	5801 SW Sixth Avenue, Topeka, KS 66636-1001	615,649.505	31.68%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	468,604.080	24.12%
	Woodmen of the World/Omaha Woodmen	1700 Farnam Street, Suite 840, Suite 2200, Omaha, NE 68102-2025	300,994.720	15.49%
	Farm Bureau Life Insurance Company	5400 University Avenue, West Des Moines, IA 50266-5997	167,582.993	8.62%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	162,539.763	8.37%

O-14

		Address	Amount of Securities Owned	Percentage Owned
Calvert VP Russell 2000 Small Cap Index Portfolio
Class F
	Principal Life Insurance Company	711 High Street, Des Moines, IA 50392-0001	197,951.100	36.00%
	Principal Life Insurance Company	711 High Street, Des Moines, IA 50392-0001	160,999.427	29.28%
	Symetra Life Insurance Company	777 108th Avenue NE, Suite 1200, Bellevue, WA 98004-5135	32,814.302	5.97%
	Principal Life Insurance Company	711 High Street, Des Moines, IA 50392-0001	30,796.815	5.60%
Class I
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	499,588.976	26.01%
	Modern Woodmen of America	5801 SW Sixth Avenue, Topeka, KS 66636-1001	365,237.859	19.01%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	360,264.479	18.75%
	Farm Bureau Life Insurance Company	5400 University Avenue, West Des Moines, IA 50266-5997	108,616.108	5.65%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	104,308.723	5.43%

Calvert VP S&P 500 Index Portfolio
Unnamed Class
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	1,035,850.267	35.49%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	639,210.265	21.90%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	297,405.310	10.19%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	271,260.322	9.29%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	194,600.592	6.67%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	176,735.646	6.05%

Calvert VP S&P MidCap 400 Index Portfolio
Class F
	Horace Mann Life Insurance Co.	1 Horace Mann Plaza, Springfield, IL 62715-0001	2,467,196.543	91.56%
Class I
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	594,148.779	27.09%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	315,270.977	14.38%
	Transamerica Life Insurance Co.	4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001	220,964.305	10.08%
	Modern Woodmen of America	5801 SW Sixth Avenue, Topeka, KS 66636-1001	166,140.449	7.58%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	155,914.202	7.11%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	117,177.585	5.34%
	Woodmen of the World/Omaha Woodmen	1700 Farnam Street, Suite 840, Suite 2200, Omaha, NE 68102-2025	113,068.987	5.16%

Calvert VP Volatility Managed Growth Portfolio
Class F
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	6,270,811.932	94.82%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	340,576.424	5.15%

Calvert VP Volatility Managed Moderate Growth Portfolio
Class F
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	3,674,071.170	84.85%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	290,398.185	6.71%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	255,412.261	5.90%

Calvert VP Volatility Managed Moderate Portfolio
Class F
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	4,656,286.339	82.24%
	Ameritas Life Insurance Corp.	Attn: Variable Trades, 5900 O Street, Lincoln, NE 68510-2234	631,005.630	11.14%

O-15

Appendix P

Ownership of Fund Management

As of November 30, 2020, the current Trustees/Directors and officers of each Fund individually and as a group own beneficially less than 1% of the outstanding shares of a class of any Fund.

P-1

Appendix Q

AFFILIATED BROKERAGE COMMISSIONS

The table below provides information on the aggregate amount of commissions paid by a Fund to a broker that is (i) an affiliated person of the Funds, (ii) an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Funds, CRM or Eaton Vance (collectively, “Affiliated Brokers”), and the percentage of a Fund’s aggregate brokerage commissions paid to any such Affiliated Broker during the Funds’ most recently completed fiscal year. As a result of the Transaction, broker-dealers affiliated with Morgan Stanley, including Morgan Stanley & Co. LLC and Morgan Stanley Smith Barney LLC, each will be considered an Affiliated Broker of the Funds and transactions with these brokers are included below. No brokerage commissions were paid to any other affiliated brokers during each Fund’s most recent fiscal year.

	Aggregate Brokerage Commissions Paid to an Affiliated Broker	Percentage of the Fund’s Aggregate Brokerage Commission Paid to an Affiliated Broker
(The) Calvert Fund
Calvert High Yield Bond Fund	$228	6%
Calvert Income Fund	None	0%
Calvert Long-Term Income Fund	None	0%
Calvert Short Duration Income Fund	None	0%
Calvert Ultra-Short Duration Income Fund	None	0%

Calvert Impact Fund, Inc.
Calvert Global Energy Solutions Fund	$12,792	33%
Calvert Global Water Fund	$20,572	17%
Calvert Green Bond Fund	None	0%
Calvert Small-Cap Fund	$10,599	1%

Calvert Management Series
Calvert Flexible Bond Fund	None	0%
Calvert Floating-Rate Advantage Fund	None	0%
Calvert Responsible Municipal Income Fund	None	0%

Calvert Responsible Index Series, Inc.
Calvert International Responsible Index Fund	$19,178	23%
Calvert US Large-Cap Core Responsible Index Fund	None	0%
Calvert US Large-Cap Growth Responsible Index Fund	None	0%
Calvert US Large-Cap Value Responsible Index Fund	None	0%
Calvert US Mid-Cap Core Responsible Index Fund	None	0%

Calvert Social Investment Fund
Calvert Balanced Fund	$27,300	10%
Calvert Bond Fund	None	0%
Calvert Conservative Allocation Fund	None	0%
Calvert Equity Fund	$12,862	2%
Calvert Growth Allocation Fund	None	0%
Calvert Moderate Allocation Fund	None	0%

Calvert World Values Fund, Inc.
Calvert Emerging Markets Advancement Fund	None	0%
Calvert Emerging Markets Equity Fund	$105,525	6%
Calvert International Equity Fund	$24,466	6%
Calvert International Opportunities Fund	$18,686	5%
Calvert Mid-Cap Fund	$10,324	9%

Calvert Variable Series, Inc.
Calvert VP SRI Balanced Portfolio	$14,520	16%
Calvert VP SRI Mid Cap Portfolio	$3,223	13%

Calvert Variable Products, Inc.
Calvert VP EAFE International Index Portfolio	$1,193	15%
Calvert VP Investment Grade Bond Index Portfolio	None	0%
Calvert VP Nasdaq 100 Index Portfolio	None	0%
Calvert VP Russell 2000 Small Cap Portfolio	None	0%
Calvert VP S&P 500 Index Portfolio	None	0%
Calvert VP S&P MidCap 400 Index Portfolio	None	0%
Calvert VP Volatility Managed Growth Portfolio	None	0%
Calvert VP Volatility Managed Moderate Portfolio	None	0%
Calvert VP Volatility Managed Moderate Growth Portfolio	None	0%

Q-1

CALVERT FUNDS
PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED TO BE HELD ON FEBRUARY 19, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned hereby appoints Maureen A. Gemma, Michael J. Hebert, James F. Kirchner and John H. Streur and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders of the Fund(s) to be held at the principal office of the Fund(s), 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009, on Friday, February 19, 2021 at 11:30 a.m., Eastern Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund(s) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Receipt of the Notice of Joint Special Meeting of Shareholders and the accompanying Proxy Statement are hereby acknowledged. The shares of Calvert Fund(s) represented hereby will be voted as indicated or "FOR" the Proposals if no choice is indicated. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIAL
for the Joint Special Meeting of Shareholders to be held on February 19, 2021.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/cal-31802

VOTE ON THE INTERNET
Log on to:
https://www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE: Call 1-800-337-3503
Follow the recorded instructions *available 24 hours*

VOTE BY MAIL
Vote, Sign and Mail in the enclosed Business Reply Envelope.
No postage necessary.

CAL_31802_123020

FUNDS	FUNDS	FUNDS
Fund1	Fund2	Fund3
Fund4	Fund5	Fund6
Fund7	Fund8	Fund9
Fund10	Fund11	Fund12
Fund13	Fund14	Fund15
Fund16	Fund17	Fund18
Fund19	Fund20	

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposals The Board responsible for your Fund(s) recommends that you vote "FOR" the Proposals with respect to your Fund(s).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Balanced Fund	☐	☐	☐	02 Calvert Bond Fund	☐	☐	☐
03 Calvert Conservative Allocation Fund	☐	☐	☐	04 Calvert Emerging Markets Advancement Fund	☐	☐	☐
05 Calvert Emerging Markets Equity Fund	☐	☐	☐	06 Calvert Equity Fund	☐	☐	☐
07 Calvert Flexible Bond Fund	☐	☐	☐	08 Calvert Floating-Rate Advantage Fund	☐	☐	☐
09 Calvert Global Energy Solutions Fund	☐	☐	☐	10 Calvert Global Water Fund	☐	☐	☐
11 Calvert Green Bond Fund	☐	☐	☐	12 Calvert Growth Allocation Fund	☐	☐	☐
13 Calvert High Yield Bond Fund	☐	☐	☐	14 Calvert Income Fund	☐	☐	☐
15 Calvert International Equity Fund	☐	☐	☐	16 Calvert International Opportunities Fund	☐	☐	☐
17 Calvert International Responsible Index Fund	☐	☐	☐	18 Calvert Long-Term Income Fund	☐	☐	☐
19 Calvert Mid-Cap Fund	☐	☐	☐	20 Calvert Moderate Allocation Fund	☐	☐	☐
21 Calvert Responsible Municipal Income Fund	☐	☐	☐	22 Calvert Short Duration Income Fund	☐	☐	☐
23 Calvert Small-Cap Fund	☐	☐	☐	24 Calvert Ultra-Short Duration Income Fund	☐	☐	☐

FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
25 Calvert US Large-Cap Core Responsible Index Fund	☐	☐	☐	26 Calvert US Large-Cap Growth Responsible Index Fund	☐	☐	☐
27 Calvert US Large-Cap Value Responsible Index Fund	☐	☐	☐	28 Calvert US Mid-Cap Core Responsible Index Fund	☐	☐	☐
29 Calvert VP EAFE International Index Portfolio	☐	☐	☐	30 Calvert VP Investment Grade Bond Index Portfolio	☐	☐	☐
31 Calvert VP Nasdaq 100 Index Portfolio	☐	☐	☐	32 Calvert VP Russell 2000 Small Cap Index Portfolio	☐	☐	☐
33 Calvert VP S&P 500 Index Portfolio	☐	☐	☐	34 Calvert VP S&P Mid Cap 400 Index Portfolio	☐	☐	☐
35 Calvert VP SRI Balanced Portfolio	☐	☐	☐	36 Calvert VP SRI Mid Cap Growth Portfolio	☐	☐	☐
37 Calvert VP Volatility Managed Growth Portfolio	☐	☐	☐	38 Calvert VP Volatility Managed Moderate Growth Port	☐	☐	☐
39 Calvert VP Volatility Managed Moderate Portfolio	☐	☐	☐				

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert International Equity Fund	☐	☐	☐	02 Calvert International Opportunities Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN
01 Calvert Equity Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN
01 Calvert Emerging Markets Equity Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert VP Investment Grade Bond Index Portfolio	☐	☐	☐	02 Calvert VP Nasdaq 100 Index Portfolio	☐	☐	☐
03 Calvert VP Russell 2000 Small Cap Index Portfolio	☐	☐	☐	04 Calvert VP S&P 500 Index Portfolio	☐	☐	☐
05 Calvert VP S&P Mid Cap 400 Index Portfolio	☐	☐	☐	06 Calvert VP Volatility Managed Growth Portfolio	☐	☐	☐
07 Calvert VP Volatility Managed Moderate Growth Port	☐	☐	☐	08 Calvert VP Volatility Managed Moderate Portfolio	☐	☐	☐

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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XXXXXXXXXXXXXX CAL1 31802 XXXXXXXXXXXXXX

CALVERT FUNDS
VOTING INSTRUCTION CARD FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED TO BE HELD ON FEBRUARY 19, 2021

[INSURANCE COMPANY NAME DROP-IN]
The above-referenced insurance company (the "Company") is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the below-named fund(s) (each a "Fund").

The undersigned contract/policy owner hereby instructs the Company to vote the shares of each Fund attributable to the undersigned's contract as directed on the reverse side of this Voting Instruction Card at the Joint Special Meeting of Shareholders scheduled to be held at the principal offices of the Fund, 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009, on Friday, February 19, 2021 at 11:30 a.m., Eastern Time, or at any adjournment or postponement thereof, as fully as the undersigned would be entitled to vote if personally present. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the meeting or any adjournments or postponements thereof and acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Proxy Statement.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side of this Voting Instruction Card. If this Voting Instruction Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted "FOR" the Proposals. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value for and against approval of a Proposal, and as an abstention, in the same proportion as the shares for which it receives timely voting instructions.

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIAL
for the Joint Special Meeting of Shareholders to be held on February 19, 2021.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/cal-31802

VOTE ON THE INTERNET
Log on to:
https://www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE: Call 1-866-298-8476
Follow the recorded instructions *available 24 hours*

VOTE BY MAIL
Vote, Sign and Mail in the enclosed Business Reply Envelope.
No postage necessary.

CAL_31802_123020_VI

FUNDS	FUNDS	FUNDS
Fund1	Fund2	Fund3
Fund4	Fund5	Fund6
Fund7	Fund8	Fund9
Fund10	Fund11	Fund12
Fund13	Fund14	Fund15
Fund16	Fund17	Fund18
Fund19	Fund20	

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals **The Board responsible for your Fund(s) recommends that you vote "FOR" the Proposals with respect to your Fund(s).**

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Balanced Fund	☐	☐	☐	02 Calvert Bond Fund	☐	☐	☐
03 Calvert Conservative Allocation Fund	☐	☐	☐	04 Calvert Emerging Markets Advancement Fund	☐	☐	☐
05 Calvert Emerging Markets Equity Fund	☐	☐	☐	06 Calvert Equity Fund	☐	☐	☐
07 Calvert Flexible Bond Fund	☐	☐	☐	08 Calvert Floating-Rate Advantage Fund	☐	☐	☐
09 Calvert Global Energy Solutions Fund	☐	☐	☐	10 Calvert Global Water Fund	☐	☐	☐
11 Calvert Green Bond Fund	☐	☐	☐	12 Calvert Growth Allocation Fund	☐	☐	☐
13 Calvert High Yield Bond Fund	☐	☐	☐	14 Calvert Income Fund	☐	☐	☐
15 Calvert International Equity Fund	☐	☐	☐	16 Calvert International Opportunities Fund	☐	☐	☐
17 Calvert International Responsible Index Fund	☐	☐	☐	18 Calvert Long-Term Income Fund	☐	☐	☐

FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
19 Calvert Mid-Cap Fund	☐	☐	☐	20 Calvert Moderate Allocation Fund	☐	☐	☐
21 Calvert Responsible Municipal Income Fund	☐	☐	☐	22 Calvert Short Duration Income Fund	☐	☐	☐
23 Calvert Small-Cap Fund	☐	☐	☐	24 Calvert Ultra-Short Duration Income Fund	☐	☐	☐
25 Calvert US Large-Cap Core Responsible Index Fund	☐	☐	☐	26 Calvert US Large-Cap Growth Responsible Index Fund	☐	☐	☐
27 Calvert US Large-Cap Value Responsible Index Fund	☐	☐	☐	28 Calvert US Mid-Cap Core Responsible Index Fund	☐	☐	☐
29 Calvert VP EAFE International Index Portfolio	☐	☐	☐	30 Calvert VP Investment Grade Bond Index Portfolio	☐	☐	☐
31 Calvert VP Nasdaq 100 Index Portfolio	☐	☐	☐	32 Calvert VP Russell 2000 Small Cap Index Portfolio	☐	☐	☐
33 Calvert VP S&P 500 Index Portfolio	☐	☐	☐	34 Calvert VP S&P Mid Cap 400 Index Portfolio	☐	☐	☐
35 Calvert VP SRI Balanced Portfolio	☐	☐	☐	36 Calvert VP SRI Mid Cap Growth Portfolio	☐	☐	☐
37 Calvert VP Volatility Managed Growth Portfolio	☐	☐	☐	38 Calvert VP Volatility Managed Moderate Growth Port	☐	☐	☐
39 Calvert VP Volatility Managed Moderate Portfolio	☐	☐	☐				

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert International Equity Fund	☐	☐	☐	02 Calvert International Opportunities Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN
01 Calvert Equity Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN
01 Calvert Emerging Markets Equity Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert VP Investment Grade Bond Index Portfolio	☐	☐	☐	02 Calvert VP Nasdaq 100 Index Portfolio	☐	☐	☐
03 Calvert VP Russell 2000 Small Cap Index Portfolio	☐	☐	☐	04 Calvert VP S&P 500 Index Portfolio	☐	☐	☐
05 Calvert VP S&P Mid Cap 400 Index Portfolio	☐	☐	☐	06 Calvert VP Volatility Managed Growth Portfolio	☐	☐	☐
07 Calvert VP Volatility Managed Moderate Growth Port	☐	☐	☐	08 Calvert VP Volatility Managed Moderate Portfolio	☐	☐	☐

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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XXXXXXXXXXXXXX CAL2 31802 XXXXXXXXXXXXXX